 Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Monthly Operating Report

For the Period December 1, 2013 through December 31, 2013

Required Documents	Form No.	Documents Complete	Explanation Attached	Debtors’ Statement
Schedule of Operating Cash Flow	MOR-1	X
Schedule of Disbursements by Legal Entity	MOR-1a	X
Schedule of Professional Fees and Expenses Paid	MOR-1b	X
Banks Account Reconciliations, Bank Statements and Cash Disbursements Journal				X
Statement of Operations	MOR-2	X
Balance Sheets	MOR-3	X
Status of Post-Petition Taxes				X
Summary of Unpaid Post-Petition Accounts Payable	MOR-4	X
Trade Accounts Receivable and Aging	MOR-5	X
Debtor Questionnaire	MOR-6	X

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information and belief.

/s/ Ian T. Blackley	February 14, 2014
Ian T. Blackley	Date
Senior Vice President, Chief Financial Officer and Treasurer
Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors’ rights or an admission with respect to their chapter 11 Proceedings (as defined herein), including, but not limited to, matters involving objections to claims, substantive consolidation, equitable subordination, defenses, characterization or re-characterization of contracts, assumption or rejection of contracts under the provisions of chapter 3 of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the Debtors’ actual results to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this Monthly Operating Report.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes

Introduction – On November 14, 2012, Overseas Shipholding Group, Inc. and its affiliated Debtors in the above referenced chapter 11 cases, filed voluntary petitions for relief under chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware. The Debtors are operating their business and managing their property as debtors-in-possession pursuant to the Bankruptcy Code. The Company prepared this Monthly Operating Report relying primarily upon the information set forth in its books and records. Consequently, certain transactions that are not identified in the normal course of business in its books and records may not be included in this Monthly Operating Report. Nonetheless, in preparing this Monthly Operating Report, the Company made reasonable efforts to supplement the information set forth in its books and records with additional information concerning transactions that may not have been identified therein. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR. Unless otherwise noted, all amounts are in thousands.

Unaudited Condensed Consolidated Financial Statements – The unaudited condensed consolidated financial statements and supplemental information contained herein are unaudited, preliminary, and may not comply with generally accepted accounting principles in the United States of America (“U.S. GAAP”) in all material respects.

Accounting Standards Codification (“ASC”) Topic 852, “Reorganizations” (“ASC Topic 852”), which is applicable to companies in chapter 11, generally does not change the manner in which financial statements are prepared. It does require, however, that the financial statements for periods subsequent to the filing of the chapter 11 petition distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Overseas Shipholding Group, Inc.’s (the “Company”) unaudited condensed consolidated financial statements contained herein have been prepared in accordance with the guidance in ASC Topic 852 and have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework. The unaudited condensed consolidated financial statements have been derived from the books and records of the Company. This information, however, has not been subject to procedures that would typically be applied to financial information presented in accordance with U.S. GAAP, and upon application of such procedures, the Company believes that the financial information could be subject to changes, and these changes could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all of the adjustments that would typically be made in accordance with U.S. GAAP.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The results of operations contained herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the consolidated results of operations, financial position, and cash flows of the Company in the future. The financial statements do not reflect the Company’s potential termination cost of the OSG Ship Management (UK) Ltd. single employer pension plan or multi-employer pension plans should the plans be terminated on a full buy-out basis. The single employer plan termination liability is estimated to be approximately $26.1 million based on current interest rates, and the current estimated underfunding of the plan is estimated to be approximately $13.6 million as of July 22, 2012. The multi-employer pension plans approximate a solvency deficit estimated to be approximately $14.2 million as of March 31, 2011.

In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013 it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of cumulative potential deemed dividends, (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings, in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On February 11, 2013, the Internal Revenue Service (the “IRS”) filed a proof of claim, claim number 82, in the Overseas Shipholding Group, Inc. (“OSG”) bankruptcy case (Case 12-20000-PJW) in the aggregate liquidated amount of $463,013,177.63 that the Company believes was in respect of the tax effects of the cumulative potential deemed dividends, including interest to the Petition Date, asserting priority treatment under Bankruptcy Code section 507(a)(8). On December 19, 2013, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1654, an amended proof of claim (the “Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $264,277,962.29. The Amended Proof of Claim amends claim number 82, in the amount of $463,013,177.63. On December 19, 2013, the IRS additionally filed with the Bankruptcy Court-appointed claims agent claim number 1653, an amended administrative claim (the “Amended Administrative Claim”), an administrative claim against OSG for corporate income tax, interest and penalties for 2012, in the amount of $1,659,739.94. The Amended Administrative Claim amends claim number 1650, in the amount of $1,654,764.80. More information regarding the Amended Proof of Claim and the Amended Administrative Claim is available in the Company’s Current Report on Form 8-K dated December 19, 2013.

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

The adjustments made as a result of and the potential related cash impact of the restatements are discussed in Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements included in Item 8, “Financial Statement and Supplementary Data,” of the Company’s Annual Report on Form 10-K for 2012 (“Annual Report”), which was filed with the Securities and Exchange Commission on August 26, 2013, and the cumulative impact of the restatement for taxes at the beginning of fiscal year 2008 is presented in Item 6, “Selected Financial Data,” of the Annual Report. For additional discussion of the inquiry and the restatement adjustments, see Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations – Company Inquiry and Restatement,” and Note 2, “Company Inquiry and Restatement,” to the consolidated financial statements in such Annual Report. For a description of the material weaknesses identified by management in internal control over financial reporting with respect to income taxes and fair market valuation of interest rate swaps and management’s remediation actions to address the material weaknesses, see Item 9A—“Controls and Procedures,” in such Annual Report.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

The audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2013 and procedures that would typically be applied to financial information presented in accordance with U.S. GAAP is still in progress as of the filing of this MOR. In addition, the financial statements contained herein for the period December 1, 2013 through December 31, 2013 and as of December 31, 2013 have been prepared without consideration of U.S. federal and state and local income taxes for the fourth quarter of 2013 and the possible impairment of vessels, intangible assets and goodwill based on conditions that existed as of the end of the reporting period.

Intercompany Balances – Receivables and payables between the Debtors and between Debtors and non-debtor subsidiaries are eliminated in the unaudited condensed consolidated financial statements. However, receivables and payables between Debtors and between Debtors and non-debtor subsidiaries are reflected as separate line items in the Company’s unaudited condensed consolidating balance sheets attached hereto in Appendix C. No conclusion as to the legal obligation related to the intercompany transactions resulting in these balances is made by the presentation herein. Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 have been reflected in the December 2013 period of the financial statements presented herein.

Liabilities Subject to Compromise – As a result of the chapter 11 filings, the payment of prepetition indebtedness is subject to compromise or other treatment under a plan of reorganization. The determination of how liabilities will ultimately be settled and treated cannot be made until the Court approves a chapter 11 plan of reorganization. Accordingly, the ultimate amount of such liabilities is not determinable at this time. ASC Topic 852 requires prepetition liabilities that are subject to compromise to be reported at the amounts expected to be allowed, even if they may be settled for lesser amounts.

The amounts currently classified as liabilities subject to compromise are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, rejection of executory contracts or unexpired leases, continued reconciliation or other events.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

Included within liabilities subject to compromise as of December 31, 2013 are the estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to December 31, 2013.

Net Book Value of Assets – It would be an inefficient use of estate assets for the Debtors to obtain current market valuations of all of their assets. Accordingly, unless otherwise indicated, the values for assets contained in this Monthly Operating Report are net book values as of the end of the month. The net book values of the Company’s assets as of December 31, 2013 reflect impairment charges taken on fifteen of the Company’s vessels in conjunction with held-for-use impairment testing performed by the Company during the preparation of its consolidated financial statements for the period ended December 31, 2012 under U.S. GAAP. As stated above, in conjunction with the preparation of its consolidated financial statements for the period ended December 31, 2013 under U.S. GAAP, the Company is in the process of completing impairment testing, including with respect to certain of its vessels, intangible assets and goodwill. Impairment charges, which could be material in amount, may result from this testing process. The net book values as of the end of the month are subject to future adjustment for possible impairment based on conditions that existed as of the end of the reporting period. Consequently, amounts ultimately realized from a potential disposition of the Debtors’ assets may materially vary from the stated net book value. Unless otherwise noted, this Monthly Operating Report reflects the carrying value of the assets as currently recorded on the Debtors’ books and records as of the end of the reporting period and are not based upon any estimate of their current market value. The Debtors reserve their right to amend or adjust the value of each asset or liability set forth herein.

Subsequent Events- On January 13, 2014, certain subsidiaries of OSG (the “Vessel-Holding Entities”) that own or charter-in 33 vessels in OSG’s international flag fleet (the “Core International Flag Fleet”) entered into ship management agreements with V.Ships UK Limited (“V.Ships”) providing for outsourcing certain management services, including, but not limited to, the technical management, certain aspects of commercial management and crew management of the Core International Flag Fleet (the “Ship Management Agreements”). In addition, OSG International, Inc. (“OIN”) entered into an agreement providing for the transfer of certain services for the International Flag Fleet from OSG Ship Management (GR) Ltd. and OSG Ship Management (UK) Ltd. to V.Ships (the “Transition Agreement”). The effectiveness of the Transition Agreement and the Ship Management Agreements is subject to the approval of the Bankruptcy Court, which was received on February 3, 2014. More information regarding the outsourcing contemplated by the Transition Agreement and the Ship Management Agreements is available in the Company’s Current Report on Form 8-K dated January 13, 2014.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

General Notes (Continued)

On January 21, 2014, the IRS filed with the Bankruptcy Court-appointed claims agent claim number 1658, an amended proof of claim (the “Second Amended Proof of Claim”), a priority claim against OSG for corporate income tax and interest for the years 2004, 2005, 2009, 2010 and 2011, in the amount of $255,760,439.22. The Second Amended Proof of Claim amends claim number 1654, in the amount of $264,277,962.29.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1

Overseas Shipholding Group, Inc.

Unaudited Consolidated Statement of Cash Receipts and Disbursements

For the Period December 1, 2013 through December 31, 2013

(in thousands of dollars)

Beginning Cash Balance	582,851

Cash Receipts:
Vessel Related Receipts	92,876
Other Receipts[1]	8,792
Total Receipts	101,668

Cash Disbursements:
Vessel Related Disbursements[2]	62,342
General and Administrative:
Compensation & Benefits	4,893
Other General & Administrative	3,279
Taxes	5,644
Restructuring Costs and Adequate Protection Payments	5,948
U.S. Trustee Fees	0
Other Disbursements	486
Total Disbursements	82,592

Ending Cash Balance[3]	601,927

1 Other Receipts includes items such as distributions from joint ventures, reimbursements from joint ventures for expenses paid on their behalf, pool commissions, insurance claim receipts and other miscellaneous refunds and receipts.

2 Includes expenses paid on behalf of joint ventures.

3 Includes approximately $24.5 million of cash restricted under secured debt facilities, but excludes approximately $10 million of additional restricted cash included in other current assets in the unaudited condensed consolidated balance sheets.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

	Filing Entities:	Case #	Total Disbursements
1	Overseas Shipholding Group, Inc.	12-20000	$6,699,401
2	OSG International, Inc.	12-20001	1,504,975
3	OSG Bulk Ships, Inc.	12-20002	804,657
4	1372 Tanker Corporation	12-20003	450,684
5	Africa Tanker Corporation	12-20004	96,426
6	Alcesmar Limited	12-20005	354,877
7	Alcmar Limited	12-20006	315,208
8	Alpha Suezmax Corporation	12-20007	3,349
9	Alpha Tanker Corporation	12-20008	130
10	Amalia Product Corporation	12-20009	286,230
11	Ambermar Product Carrier Corporation	12-20010	216,496
12	Ambermar Tanker Corporation	12-20011	502
13	Andromar Limited	12-20012	566,985
14	Antigmar Limited	12-20013	862,291
15	Aqua Tanker Corporation	12-20014	2,154
16	Aquarius Tanker Corporation	12-20015	10,158
17	Ariadmar Limited	12-20016	263,298
18	Aspro Tanker Corporation	12-20017	591
19	Atalmar Limited	12-20018	424,155
20	Athens Product Tanker Corporation	12-20019	685,334
21	Atlas Chartering Corporation	12-20020	19,911
22	Aurora Shipping Corporation	12-20021	318,688
23	Avila Tanker Corporation	12-20022	480
24	Batangas Tanker Corporation	12-20023	296,264
25	Beta Aframax Corporation	12-20024	10,541

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

	Filing Entities:	Case #	Total Disbursements
26	Brooklyn Product Tanker Corporation	12-20025	8,252
27	Cabo Hellas Limited	12-20026	1,046,547
28	Cabo Sounion Limited	12-20027	284,060
29	Caribbean Tanker Corporation	12-20028	1,409,635
30	Carina Tanker Corporation	12-20029	8,898
31	Carl Product Corporation	12-20030	256,846
32	Concept Tanker Corporation	12-20031	534,870
33	Crown Tanker Corporation	12-20032	122
34	Delphina Tanker Corporation	12-20033	-
35	Delta Aframax Corporation	12-20034	405,515
36	DHT Ania Aframax Corp.	12-20035	549
37	DHT Ann VLCC Corp.	12-20036	38,918
38	DHT Cathy Aframax Corp.	12-20037	26,823
39	DHT Chris VLCC Corp.	12-20038	109,946
40	DHT Rebecca Aframax Corp.	12-20039	812
41	DHT Regal Unity VLCC Corp.	12-20040	5,774
42	DHT Sophie Aframax Corp.	12-20041	4,752
43	Dignity Chartering Corporation	12-20042	6,461
44	Edindun Shipping Corporation	12-20043	-
45	Eighth Aframax Tanker Corporation	12-20044	248,294
46	Epsilon Aframax Corporation	12-20045	287,793
47	First Chemical Carrier Corporation	12-20046	2,746
48	First LPG Tanker Corporation	12-20047	2,563
49	First Union Tanker Corporation	12-20048	358,873
50	Fourth Aframax Tanker Corporation	12-20049	1,368,454

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

	Filing Entities:	Case #	Total Disbursements
51	Front President Inc.	12-20050	473,741
52	Goldmar Limited	12-20051	222,440
53	GPC Aframax Corporation	12-20052	9,321
54	Grace Chartering Corporation	12-20053	111,964
55	International Seaways, Inc.	12-20054	2,932,799
56	Jademar Limited	12-20055	232,114
57	Joyce Car Carrier Corporation	12-20056	4,502
58	Juneau Tanker Corporation	12-20057	3,301
59	Kimolos Tanker Corporation	12-20058	973,590
60	Kythnos Chartering Corporation	12-20059	865,655
61	Leo Tanker Corporation	12-20060	8,608
62	Leyte Product Tanker Corporation	12-20061	224,454
63	Limar Charter Corporation	12-20062	823
64	Luxmar Product Tanker Corporation	12-20063	247,096
65	Luxmar Tanker LLC	12-20064	18,133
66	Majestic Tankers Corporation	12-20065	539,550
67	Maple Tanker Corporation	12-20066	341,640
68	Maremar Product Tanker Corporation	12-20067	22
69	Maremar Tanker LLC	12-20068	26,213
70	Marilyn Vessel Corporation	12-20069	173
71	Maritrans General Partner Inc.	12-20070	-
72	Maritrans Operating Company L.P.	12-20071	9,714
73	Milos Product Tanker Corporation	12-20072	733,330
74	Mindanao Tanker Corporation	12-20073	19,450
75	Mykonos Tanker LLC	12-20074	1,548,538

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

	Filing Entities:	Case #	Total Disbursements
76	Nedimar Charter Corporation	12-20075	-
77	Oak Tanker Corporation	12-20076	310,993
78	Ocean Bulk Ships, Inc.	12-20077	3
79	Oceania Tanker Corporation	12-20078	170,532
80	OSG 192 LLC	12-20079	136,961
81	OSG 209 LLC	12-20080	85,165
82	OSG 214 LLC	12-20081	177,087
83	OSG 215 Corporation	12-20082	45
84	OSG 242 LLC	12-20083	128,300
85	OSG 243 LLC	12-20084	151,128
86	OSG 244 LLC	12-20085	110,469
87	OSG 252 LLC	12-20086	81,003
88	OSG 254 LLC	12-20087	78,811
89	OSG 300 LLC	12-20088	15
90	OSG 400 LLC	12-20089	5,413
91	OSG America L.P.	12-20090	14
92	OSG America LLC	12-20091	83
93	OSG America Operating Company LLC	12-20092	481,240
94	OSG Car Carriers, Inc.	12-20093	2,497
95	OSG Clean Products International, Inc.	12-20094	18
96	OSG Columbia LLC	12-20095	284,613
97	OSG Constitution LLC	12-20096	1,024
98	OSG Courageous LLC	12-20097	288,671
99	OSG Delaware Bay Lightering LLC	12-20098	2,561,106
100	OSG Discovery LLC	12-20099	477

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

	Filing Entities:	Case #	Total Disbursements
101	OSG Endeavor LLC	12-20100	87
102	OSG Endurance LLC	12-20101	350,851
103	OSG Enterprise LLC	12-20102	335,446
104	OSG Financial Corp.	12-20103	3,673
105	OSG Freedom LLC	12-20104	928
106	OSG Honour LLC	12-20105	284,625
107	OSG Independence LLC	12-20106	326,748
108	OSG Intrepid LLC	12-20107	317,491
109	OSG Liberty LLC	12-20108	3,675
110	OSG Lightering LLC	12-20109	5,952,684
111	OSG Lightering Acquisition Corporation	12-20110	724
112	OSG Lightering Solutions LLC	12-20111	1,244
113	OSG Mariner LLC	12-20112	87
114	OSG Maritrans Parent LLC	12-20113	40,693
115	OSG Navigator LLC	12-20114	288,739
116	OSG New York, Inc.	12-20115	198,697
117	OSG Product Tankers AVTC, LLC	12-20116	18
118	OSG Product Tankers Member LLC	12-20117	-
119	OSG Product Tankers II, LLC	12-20118	2
120	OSG Product Tankers I, LLC	12-20119	2
121	OSG Product Tankers, LLC	12-20120	3
122	OSG Quest LLC	12-20121	55
123	OSG Seafarer LLC	12-20122	248
124	OSG Ship Management, Inc.	12-20123	4,543,869
125	OSG Valour LLC	12-20124	405

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

	Filing Entities:	Case #	Total Disbursements
126	Overseas Allegiance Corporation	12-20125	1
127	Overseas Anacortes LLC	12-20126	1,579,078
128	Overseas Boston LLC	12-20127	1,599,444
129	Overseas Diligence LLC	12-20128	145
130	Overseas Galena Bay LLC	12-20129	962
131	Overseas Houston LLC	12-20130	1,394,938
132	Overseas Integrity LLC	12-20131	388
133	Overseas Long Beach LLC	12-20132	1,291,702
134	Overseas Los Angeles LLC	12-20133	1,271,207
135	Overseas Martinez LLC	12-20134	1,421,835
136	Overseas New Orleans LLC	12-20135	797
137	Overseas New York LLC	12-20136	1,262,403
138	Overseas Nikiski LLC	12-20137	1,360,594
139	Overseas Perseverance Corporation	12-20138	138
140	Overseas Philadelphia LLC	12-20139	508
141	Overseas Puget Sound LLC	12-20140	3,098
142	Overseas Sea Swift Corporation	12-20141	3
143	Overseas Shipping (GR) Ltd.	12-20142	210,538
144	Overseas ST Holding LLC	12-20143	1,309,036
145	Overseas Tampa LLC	12-20144	1,462,418
146	Overseas Texas City LLC	12-20145	1,323,649
147	Pearlmar Limited	12-20146	301,184
148	Petromar Limited	12-20147	748,483
149	Pisces Tanker Corporation	12-20148	9,072
150	Polaris Tanker Corporation	12-20149	9,585

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

	Filing Entities:	Case #	Total Disbursements
151	Queens Product Tanker Corporation	12-20150	16,869
152	Reymar Limited	12-20151	332,169
153	Rich Tanker Corporation	12-20152	1,148,997
154	Rimar Chartering Corporation	12-20153	22,182
155	Rosalyn Tanker Corporation	12-20154	371,489
156	Rosemar Limited	12-20155	279,918
157	Rubymar Limited	12-20156	18,572
158	Sakura Transport Corp.	12-20157	605,280
159	Samar Product Tanker Corporation	12-20158	254,300
160	Santorini Tanker LLC	12-20159	612,993
161	Serifos Tanker Corporation	12-20160	1,081,636
162	Seventh Aframax Tanker Corporation	12-20161	309,552
163	Shirley Tanker SRL	12-20162	399,563
164	Sifnos Tanker Corporation	12-20163	467,187
165	Silvermar Limited	12-20164	242,346
166	Sixth Aframax Tanker Corporation	12-20165	305,302
167	Skopelos Product Tanker Corporation	12-20166	670,251
168	Star Chartering Corporation	12-20167	464,463
169	Suezmax International Agencies, Inc.	12-20168	567,058
170	Talara Chartering Corporation	12-20169	6,715
171	Third United Shipping Corporation	12-20170	19,040
172	Tokyo Transport Corp.	12-20171	407,919
173	Transbulk Carriers, Inc.	12-20172	92
174	Troy Chartering Corporation	12-20173	13,012
175	Troy Product Corporation	12-20174	21,210

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1a

Schedule of Disbursements by Legal Entity1

For the Period December 1, 2013 through December 31, 2013

176	Urban Tanker Corporation	12-20175	424,886
177	Vega Tanker Corporation	12-20176	1,307
178	View Tanker Corporation	12-20177	1,890,864
179	Vivian Tankships Corporation	12-20178	6,449
180	Vulpecula Chartering Corporation	12-20179	9,666
181	Wind Aframax Tanker Corporation	12-20180	9

		Total Disbursements	$75,397,627

[1]	Most of the Debtors’ disbursements are made through centralized cash management accounts; however, the Debtors have estimated the allocation of disbursements to the legal entity on whose behalf a disbursement was made. Additionally, bankruptcy related professional fees paid by Overseas Shipholding Group, Inc. have been allocated on a pro rata basis to all debtors based on the sum of the absolute value of each debtor’s total assets and liabilities based on their balance sheet as of the last day of the prior month. All allocations are subject to certain assumptions and uncertainties and such allocations are not recorded in the debtors’ books and records.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid1

For the Period December 1, 2013 through December 31, 2013

	Amounts Paid this Period			Cumulative Amount Paid Since Petition Date
Professional	Fees	Expenses	Total	Fees	Expenses	Total
Akin Gump Straus Hauer & Feld LLP	$767,565	$28,513	$796,077	$5,891,216	$210,235	$6,101,451
Bowman Gilfillan, Inc.			-	50,499	17,446	67,945
Burke & Parsons	4,702	-	4,702	425,654	10,371	436,025
Chilmark Partners, LLC	320,000	48,686	368,686	1,640,000	190,645	1,830,645
Cleary Gottlieb Steen & Hamilton LLP	1,692,302	61,267	1,753,569	17,360,085	550,010	17,910,095
Deloitte & Touche LLP	756,831	13,484	770,315	2,198,154	46,911	2,245,065
Deloitte Tax LLP	333,747	1,936	335,683	3,683,433	11,627	3,695,061
Eversheds LLP	-	-	-	198,367	1,588	199,955
FTI Consulting, Inc.	260,089	435	260,524	3,227,969	6,435	3,234,404
Gellert, Scali, Busenkell & Brown, LLC			-	-	-	-
Houlihan Lokey Capital, Inc.			-	1,580,833	42,529	1,623,362
Kurtzman Carson Consultants LLC			-	-	-	-
Mercer (US) Inc.	3,320	8,701	12,020	141,810	48,101	189,910
Morris, Nichols, Arsht & Tunnell LLP	53,786	1,251	55,037	781,247	29,013	810,260
Mullin Hoard & Brown LLP	129,018	6,997	136,015	1,083,769	61,423	1,145,192
Pepper Hamilton LLP	16,754	929	17,682	199,355	9,869	209,223
Pricewaterhouse Coopers LLP			-	4,768,847	63,735	4,832,582
Venable LLP			-	-	-	-
Total Professional Fees and Expenses	$4,338,113	$172,200	$4,510,313	$43,231,238	$1,299,937	$44,531,174

1 Certain of the professionals listed in the table have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-1b

Schedule of Professional Fees and Expenses Paid (continued)1

For the Period December 1, 2013 through December 31, 2013

Professional	Role
Akin Gump Strauss Hauer & Feld LLP	Unsecured Creditors' Committee Co-Counsel
Bowman Gilfillan, Inc.	Debtors' Special Counsel for South African Matters
Burke & Parsons	Debtors' Special Counsel for United States Maritime Matters
Chilmark Partners, LLC	Debtors' Financial and Restructuring Advisor
Cleary Gottlieb Steen & Hamilton LLP	Debtors' Counsel
Deloitte & Touche LLP	Debtors' Accounting Advisor
Deloitte Tax LLP	Debtors' Tax Advisor
Eversheds LLP	Debtors' Special Counsel For United Kingdom Maritime Matters
FTI Consulting, Inc.	Unsecured Creditors' Committee Financial Advisor
Gellert, Scali, Busenkell & Brown, LLC	Debtors' Special Litigation Counsel
Houlihan Lokey Capital, Inc.	Unsecured Creditors' Committee Financial Advisor and Investment Banker
Kurtzman Carson Consultants LLC	Claims and Noticing Agent
Mercer (US) Inc.	Compensation Specialist
Morris, Nichols, Arsht & Tunnell LLP	Debtors' Delaware Bankruptcy Co-Counsel
Mullin Hoard & Brown, L.L.P.	Debtors' Special Litigation Counsel
Pepper Hamilton LLP	Unsecured Creditors' Committee Co-Counsel
PricewaterhouseCoopers LLP	Debtors' Independent Auditor, Accountant and Tax Advisor
Venable LLP	Debtors' Special Litigation Counsel

 1 Certain of the professionals listed in the table below have had retention applications approved by the Bankruptcy Court (the “Retention Orders”) prior to the reporting date, but no payments have been made to the retained professionals as of the reporting date under the Retention Orders.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Debtors Statement with respect to Bank Account Reconciliations, Bank Statements and Cash Disbursements Journal

For the Period December 1, 2013 through December 31, 2013

Bank Account Reconciliations & Cash Disbursement Journals

The Debtors affirm that bank reconciliations are prepared for all open and active bank accounts on a monthly basis. The Debtors affirm that within its financial accounting systems, check registers and/or disbursement journals are maintained for each disbursement account.

Bank Statements

The Debtors affirm that bank statements for all open and active bank accounts are retained by the Debtors.

Closed Bank Accounts

The Debtors affirm that the following bank account(s) were closed during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Closing

None

Opened Bank Accounts

The Debtors affirm that the following bank account(s) were opened during the current reporting period.

Debtor	Bank/Institution	Account #	Date of Opening

None

Debtor Bank Account Balances

See Appendix B

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Statements of Operations

For the Periods December 1, 2013 through December 31, 2013, and

November 14, 2012 through December 31, 2013

(in thousands of dollars)

	December 1, 2013 through December 31, 2013	November 14, 2012 through December 31, 2013

Shipping Revenues:

Pool revenues	$16,379	$203,945
Time and bareboat charter revenues	32,861	414,764
Voyage charter revenues	49,161	534,438
	98,401	1,153,147
Operating Expenses:
Voyage expenses	25,668	287,855
Vessel expenses	25,908	302,885
Charter hire expenses	14,876	250,637
Depreciation and amortization	16,978	202,481
General and administrative	11,090	106,867
(Gain)/loss on disposal of vessels, including impairments	(79)	278,230
Total Operating Expenses	94,441	1,428,955
Income/(Loss) from Vessel Operations	3,960	(275,808)
Equity in Income/(Loss) of Affiliated Companies	5,113	47,886
Operating Income/(Loss)	9,073	(227,922)
Other Income/(expense)	34	1,084
Income/(loss) before Interest Expense and Income Taxes	9,107	(226,838)
Interest Expense	(21)	(216)
Income/(loss) before Reorganization Items and Income Taxes	9,086	(227,054)
Reorganization Items, net	64,350	363,678
Loss before Income Taxes	(55,264)	(590,732)
Income Tax (Benefit)/Provision	228	(8,050)
Net Loss	$(55,492)	$(582,682)

See Notes to Unaudited Condensed Consolidated Statements of Operations on the following page

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations

For the Periods December 1, 2013 through December 31, 2013, and

November 14, 2012 through December 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. The Unaudited Condensed Consolidated Statements of Operations have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry in June 2013, it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

3.	Pool revenue and voyage expense presentation—For the Company’s vessels operating in pools, revenues and voyage expenses are pooled and allocated to each pool’s participants on a time charter equivalent (“TCE”) basis in accordance with an agreed-upon formula. Such TCE revenues are reported as pool revenues in the accompanying condensed consolidated statement of operations. For the pools in which the Company participates, management monitors, among other things, the relative proportion of the Company’s vessels operating in each of the pools to the total number of vessels in each of the respective pools, and assesses whether or not OSG’s participation interest in each of the pools is sufficiently significant so as to determine that OSG has effective control of the pool. Management determined that as of June 30, 2013, it had effective control of one of the pools in which the Company participates. Such pool is not a legal entity, but operates under a contractual arrangement. Pool revenue amounts previously reported on a net TCE basis in July and August 2013 were reversed in September 2013 and the cumulative effect of reporting the Company’s allocated TCE revenues for such pool on a gross basis as voyage charter revenues and voyage expenses for the three months ended September 30, 2013 was recorded in September 2013.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-2

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Statements of Operations (continued)

For the Periods December 1, 2013 through December 31, 2013, and

November 14, 2012 through December 31, 2013

(in thousands of dollars)

4.	Reorganization Items consists of the following:

	December 1, 2013	November 14, 2012
	through	through
	December 31, 2013	December 31, 2013
Professional fees, including Trustee Fees of $225 and $3,678	$5,017	$74,389
Expenses incurred on rejected executory contracts	59,318	289,073
Other claims adjustments	15	216
	$64,350	$363,678

The books and records include estimations of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors, and the Debtors ceased performing under the charters prior to December 31, 2013. These amounts are preliminary and may be subject to future adjustments depending on Court actions, further developments with respect to disputed claims, determination of the secured status of certain claims, the value of any collateral securing such claims, continued reconciliation or other events. In December 2013, the Company recorded an increase of $59,318 in the estimated liability for executory contracts, charters-in, which were rejected prior to December 31, 2013.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and December 31, 2013

(in thousands of dollars)

	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$477,973	$601,927
Voyage receivables	171,753	147,963
Other receivables	59,295	9,923
Inventory	14,150	16,884
Prepaid expenses and other current assets	46,636	28,128
Total Current Assets	769,807	804,825
Vessels and other property, less accumulated depreciation	3,135,823	2,725,791
Deferred drydock expenditures, net	73,898	57,248
Total Vessels, Deferred Drydock and Other Property	3,209,721	2,783,039
Investments in Affiliated Companies	247,964	323,327
Intangible Assets, less accumulated amortization	72,655	66,792
Goodwill	9,589	9,589
Other Assets	16,464	30,570
Total Assets	$4,326,200	$4,018,142

LIABILITIES AND EQUITY
Current Liabilities:
Accounts payable, accrued expenses and other current liabilities	$93,170	$421,925
Total Current Liabilities	93,170	421,925

Noncurrent Liabilities:
Deferred Gain/(loss) on Sale and Leaseback of Vessels	5,457	-
Deferred Taxes and Other Liabilities	758,736	389,198
Liabilities Subject to Compromise	2,623,588	2,883,638
Total Noncurrent Liabilities	3,387,781	3,272,836

Total Liabilities	3,480,951	3,694,761
Equity:
Total Equity	845,249	323,381
Total Liabilities and Equity	$4,326,200	$4,018,142

See Notes to Unaudited Condensed Consolidated Balance Sheets on the following page

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets

As of November 13, 2012 and December 31, 2013

(in thousands of dollars)

1.	The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Unaudited Condensed Consolidated Balance Sheets have not been prepared in accordance with U.S. GAAP or any other recognized financial reporting framework.

2.	In October 2012, at the request and under the direction of the audit committee of the board of directors of the Company (the “Audit Committee”), the Company, with the assistance of counsel, commenced an inquiry into the Company’s provision for United States (“U.S.”) federal income taxes in light of certain provisions contained in the Company’s unsecured revolving credit facility scheduled to mature on February 8, 2013 and certain predecessor credit facilities (the “Credit Facilities”). In connection with the inquiry process, on October 19, 2012, the Audit Committee, on the recommendation of management, concluded that the Company’s previously issued financial statements for at least the three years ended December 31, 2011 and associated interim periods, and for each of the quarters ended March 31, 2012 and June 30, 2012, should no longer be relied upon. Upon completion of the inquiry it was determined that there were errors in the Company’s previously issued financial statements for each of the years in the twelve year period ended December 31, 2011 (including the interim periods within those years), and for each of the calendar quarters ended March 31, 2012 and June 30, 2012, and such financial statements should be restated.

For purposes of its financial statements as of December 31, 2012, the Company has recorded reserves related to the tax effects of the cumulative potential deemed dividends (1) in connection with the Credit Facilities based on a deemed repatriation of $1,194,150 of foreign earnings and (2) related to intercompany balances resulting in the inclusion of $77,000 of foreign earnings in taxable income. The potential deemed repatriation amount of $1,194,150, takes into account certain defenses available to the Company that the Company believes are more- likely-than-not to be successful. The Company also has recorded a deferred tax liability of $103,388 for the tax effects of unremitted earnings of foreign subsidiaries, which reflects amounts that may be included in taxable income as deemed dividends for taxable year 2013 and future years.

The Company has also restated the consolidated balance sheet as of December 31, 2011 and the related consolidated statements of operations, comprehensive loss, changes in equity and cash flows for the year ended December 31, 2011 to reflect the correction of an error in the method used to estimate the credit valuation adjustments associated with the fair valuation of the interest rate swap derivative contracts of certain of the Company’s equity method investees. The credit risk valuation adjustments were incorrectly estimated without giving consideration to the credit enhancements that were contractually linked to the obligations under such contracts for the year ended December 31, 2011 and for the quarters ended March 31, 2012 and June 30, 2012. Such error overstated the investments in affiliated companies by $19,015 and retained earnings by $1,499 and understated net loss by $1,499 and accumulated other comprehensive loss by $17,516 as of and for the year ended December 31, 2011. The appropriate estimation of the credit risk valuation adjustments has been applied within the consolidated financial statements for the year ended December 31, 2012.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and December 31, 2013

(in thousands of dollars)

3.	The liabilities reported in the Unaudited Condensed Consolidated Balance Sheets do not currently reflect a complete analysis regarding potential claims under the Bankruptcy Code, however, the balance sheet as of December 31, 2013 does include the Debtors’ estimates of potential claims that may be allowed with respect to vessels that had been chartered-in by the Debtors or with respect to nonresidential leases for commercial office space by the Debtors to the extent that such leases were rejected by the Debtors for which performance had also ceased by the end of the reporting period.

4.	The Company allocated liabilities between pre-petition and post-petition periods based on the information available and research conducted in connection with the preparation of this Monthly Operating Report. As additional information becomes available, the allocation of liabilities between the pre-petition and post-petition periods may change.

5.	As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-3

Overseas Shipholding Group, Inc.

Notes to Unaudited Condensed Consolidated Balance Sheets (continued)

As of November 13, 2012 and December 31, 2013

(in thousands of dollars)

6.	Liabilities Subject to Compromise consist of the following:

	November 13, 2012	December 31, 2013
Pre-petition accounts payable, accrued expenses and other liabilities	$398	$4,633
Senior Notes	500,780	500,780
Unsecured revolver	1,488,579	1,488,579
Accrued interest and fees on unsecured revolver and senior notes	10,878	10,878
Secured debt and accrued interest	578,024	565,226
Derivative liabilities	3,566	3,566
Pension and other postretirement benefit plan liabilities	41,363	27,377
Accrued liabilities relating to rejected executory contracts	0	282,599

	$2,623,588	$2,883,638

The reduction in Pension and other postretirement benefit plan liabilities in the above table is principally attributable to an increase in the discount rate subsequent to November 13, 2012 that was used to calculate the benefit obligation and the increase in the market value of plan assets during 2013 under the Debtors’ domestic defined benefit pension plan. In December 2013, management revised its estimates of provisions needed for seventeen rejected executory contracts with respect to vessels that had been chartered-in by the Debtors. The impact of such revisions, an increase in the accrued liability relating to rejected executory claims of approximately $59,318 (and an aggregate reduction of the liquidated amounts of such claims of $115,928), has been reflected in the financial statements presented herein.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Declaration Regarding the Status of Post-Petition Taxes of the Debtors

As of December 31, 2013

STATE OF NEW YORK

NEW YORK COUNTY

Jerry Miller hereby declares and states:

1.           I am Controller for Overseas Shipholding Group, Inc., a corporation organized under the laws of the State of Delaware and the Debtor in the above-captioned chapter 11 cases (the “Debtors”). I am familiar with the Debtors’ day-to-day operations, business affairs and books and records.

2.           All statements in this Declaration are based on my personal knowledge, my review of the relevant documents, my discussions with other employees of the Debtors, or my opinion based upon my experience and knowledge of the Debtors’ operations and financial condition. If I were called upon to testify, I could and would testify to each of the facts set forth herein based on such personal knowledge, review of documents or opinion. I am authorized to submit this Declaration on behalf of the Debtors.

3.           To the best of my knowledge, the Debtors have filed all necessary federal, state and local post-petition tax returns and made all required post-petition tax payments in connection therewith on a timely basis or have promptly remediated any late filings or payments that may have occurred due to unintentional oversights.1

Dated: February 14, 2014	Respectfully submitted,
New York, New York

/s/ Jerry Miller
Jerry Miller
Controller, Overseas Shipholding Group, Inc.

1 The Debtors used ADP for the remittance of all payroll taxes.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-4

Overseas Shipholding Group, Inc.

Consolidated Summary of Unpaid Post-Petition Accounts Payable1

December 31, 2013

Days Past Due
Current	1-30	31-60	61-90	>91	Total
$13,284,782	$4,142,914	$1,065,065	$66,346	$(127,227)	$18,431,880
72%	23%	6%	0%	-1%

1 The post-petition accounts payable is reported at a consolidated basis including both Debtors and non-Debtor subsidiaries to more completely reflect the liabilities of all Debtor entities, many of which utilize non-Debtor affiliates as their paying agent under the centralized cash management system of the Company. The accounts payable reported represent open trade vendor invoices that have been entered into the Company’s accounts payable system and pre-petition amounts that the Company intends to pay in accordance with various orders of the Bankruptcy Court. This summary does not include accruals for invoices not yet received or approved.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-5

Overseas Shipholding Group, Inc.

Consolidated Trade Accounts Receivable and Aging

December 31, 2013

	Days Aged [1]
	0-30	31-60	61-90	91-120	120-180	> 180	Total
Trade Receivables:
Trade - Invoiced [2]	$18,297,516	$6,259,715	$3,089,024	$1,634,233	$1,563,813	$6,606,951	$37,451,252
Trade - Accrued and Unbilled[3]							$26,016,184
Trade - Pools[4]							$85,908,089
Allowance for Doubtful Receivables							$(2,024,435)
Accounts Receivable	$18,297,516	$6,259,715	$3,089,024	$1,634,233	$1,563,813	$6,606,951	$147,351,090
Percentage of Trade-Invoiced [5]	49%	17%	8%	4%	4%	18%	100%

Notes:

[1]	Days Aged is based on the date of invoice
[2]	Represents invoiced freight & miscellaneous, demurrage and non-voyage accounts receivable for the consolidated Company.
[3]	Represents unbilled trade accounts receivables of the consolidated Company
[4]	Represents undistributed earnings receivable from the commercial pools in which the Company participates
[5]	Represents percentage of Trade-Invoiced amounts only

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

MOR-6

Debtor Questionnaire

For the Period December 1, 2013 through December 31, 2013

		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period. If yes, provide an explanation below.	X1
3.	Have all post-petition tax returns been timely filed? If no, provide an explanation.	X
4.	Are workers compensation, general liability and other necessary insurance coverage’s in effect? If no, provide an explanation.	X
5.	Have any bank accounts been opened during the reporting period? If yes, provide documentation identifying the opened account(s). If an investment account has been opened provide the required documentation pursuant to Local Rule 4001-3		X

1 As provided for in the Final Order Pursuant to 11 U.S.C. §§ 105(a), 345, 363(c)(1), 364(a), 364(c) and 503(b)(1), and Fed. R. Bankr. P. 6003: (A) Approving the Continued Use of the Cash Management System, Bank Accounts and Business Forms; (B) Permitting Continued Intercompany Transactions and Transfers and Granting Liens, Claims and Other Relief in Connection Therewith; (C) Authorizing Banks to Honor Certain Transfers and Charge Certain Fees and Other Amounts; and (D) Approving Limited Waiver of Section 345 dated January 24, 2013 [D.I. 0396] (the “Cash Management Order”), certain non-Debtor affiliates pay expenses to third parties on behalf of current or prior vessel-operating Debtors, including the payment of general and administrative expenses incurred by such non-Debtor affiliates. These non-Debtor affiliates are funded through Intercompany Revolvers, as defined in the Cash Management Order.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000
OSG International, Inc.	12-20001
OSG Bulk Ships, Inc.	12-20002
1372 Tanker Corporation	12-20003
Africa Tanker Corporation	12-20004
Alcesmar Limited	12-20005
Alcmar Limited	12-20006
Alpha Suezmax Corporation	12-20007
Alpha Tanker Corporation	12-20008
Amalia Product Corporation	12-20009
Ambermar Product Carrier Corporation	12-20010
Ambermar Tanker Corporation	12-20011
Andromar Limited	12-20012
Antigmar Limited	12-20013
Aqua Tanker Corporation	12-20014
Aquarius Tanker Corporation	12-20015
Ariadmar Limited	12-20016
Aspro Tanker Corporation	12-20017
Atalmar Limited	12-20018
Athens Product Tanker Corporation	12-20019
Atlas Chartering Corporation	12-20020
Aurora Shipping Corporation	12-20021
Avila Tanker Corporation	12-20022
Batangas Tanker Corporation	12-20023
Beta Aframax Corporation	12-20024
Brooklyn Product Tanker Corporation	12-20025
Cabo Hellas Limited	12-20026
Cabo Sounion Limited	12-20027
Caribbean Tanker Corporation	12-20028
Carina Tanker Corporation	12-20029
Carl Product Corporation	12-20030
Concept Tanker Corporation	12-20031
Crown Tanker Corporation	12-20032
Delphina Tanker Corporation	12-20033
Delta Aframax Corporation	12-20034
DHT Ania Aframax Corp.	12-20035
DHT Ann VLCC Corp.	12-20036
DHT Cathy Aframax Corp.	12-20037
DHT Chris VLCC Corp.	12-20038
DHT Rebecca Aframax Corp.	12-20039

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
DHT Regal Unity VLCC Corp.	12-20040
DHT Sophie Aframax Corp.	12-20041
Dignity Chartering Corporation	12-20042
Edindun Shipping Corporation	12-20043
Eighth Aframax Tanker Corporation	12-20044
Epsilon Aframax Corporation	12-20045
First Chemical Carrier Corporation	12-20046
First LPG Tanker Corporation	12-20047
First Union Tanker Corporation	12-20048
Fourth Aframax Tanker Corporation	12-20049
Front President Inc.	12-20050
Goldmar Limited	12-20051
GPC Aframax Corporation	12-20052
Grace Chartering Corporation	12-20053
International Seaways, Inc.	12-20054
Jademar Limited	12-20055
Joyce Car Carrier Corporation	12-20056
Juneau Tanker Corporation	12-20057
Kimolos Tanker Corporation	12-20058
Kythnos Chartering Corporation	12-20059
Leo Tanker Corporation	12-20060
Leyte Product Tanker Corporation	12-20061
Limar Charter Corporation	12-20062
Luxmar Product Tanker Corporation	12-20063
Luxmar Tanker LLC	12-20064
Majestic Tankers Corporation	12-20065
Maple Tanker Corporation	12-20066
Maremar Product Tanker Corporation	12-20067
Maremar Tanker LLC	12-20068
Marilyn Vessel Corporation	12-20069
Maritrans General Partner Inc.	12-20070
Maritrans Operating Company L.P.	12-20071
Milos Product Tanker Corporation	12-20072
Mindanao Tanker Corporation	12-20073
Mykonos Tanker LLC	12-20074
Nedimar Charter Corporation	12-20075
Oak Tanker Corporation	12-20076
Ocean Bulk Ships, Inc.	12-20077
Oceania Tanker Corporation	12-20078
OSG 192 LLC	12-20079
OSG 209 LLC	12-20080

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG 214 LLC	12-20081
OSG 215 Corporation	12-20082
OSG 242 LLC	12-20083
OSG 243 LLC	12-20084
OSG 244 LLC	12-20085
OSG 252 LLC	12-20086
OSG 254 LLC	12-20087
OSG 300 LLC	12-20088
OSG 400 LLC	12-20089
OSG America L.P.	12-20090
OSG America LLC	12-20091
OSG America Operating Company LLC	12-20092
OSG Car Carriers, Inc.	12-20093
OSG Clean Products International, Inc.	12-20094
OSG Columbia LLC	12-20095
OSG Constitution LLC	12-20096
OSG Courageous LLC	12-20097
OSG Delaware Bay Lightering LLC	12-20098
OSG Discovery LLC	12-20099
OSG Endeavor LLC	12-20100
OSG Endurance LLC	12-20101
OSG Enterprise LLC	12-20102
OSG Financial Corp.	12-20103
OSG Freedom LLC	12-20104
OSG Honour LLC	12-20105
OSG Independence LLC	12-20106
OSG Intrepid LLC	12-20107
OSG Liberty LLC	12-20108
OSG Lightering LLC	12-20109
OSG Lightering Acquisition Corporation	12-20110
OSG Lightering Solutions LLC	12-20111
OSG Mariner LLC	12-20112
OSG Maritrans Parent LLC	12-20113
OSG Navigator LLC	12-20114
OSG New York, Inc.	12-20115
OSG Product Tankers AVTC, LLC	12-20116
OSG Product Tankers Member LLC	12-20117
OSG Product Tankers II, LLC	12-20118
OSG Product Tankers I, LLC	12-20119
OSG Product Tankers, LLC	12-20120
OSG Quest LLC	12-20121

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
OSG Seafarer LLC	12-20122
OSG Ship Management, Inc.	12-20123
OSG Valour LLC	12-20124
Overseas Allegiance Corporation	12-20125
Overseas Anacortes LLC	12-20126
Overseas Boston LLC	12-20127
Overseas Diligence LLC	12-20128
Overseas Galena Bay LLC	12-20129
Overseas Houston LLC	12-20130
Overseas Integrity LLC	12-20131
Overseas Long Beach LLC	12-20132
Overseas Los Angeles LLC	12-20133
Overseas Martinez LLC	12-20134
Overseas New Orleans LLC	12-20135
Overseas New York LLC	12-20136
Overseas Nikiski LLC	12-20137
Overseas Perseverance Corporation	12-20138
Overseas Philadelphia LLC	12-20139
Overseas Puget Sound LLC	12-20140
Overseas Sea Swift Corporation	12-20141
Overseas Shipping (GR) Ltd.	12-20142
Overseas ST Holding LLC	12-20143
Overseas Tampa LLC	12-20144
Overseas Texas City LLC	12-20145
Pearlmar Limited	12-20146
Petromar Limited	12-20147
Pisces Tanker Corporation	12-20148
Polaris Tanker Corporation	12-20149
Queens Product Tanker Corporation	12-20150
Reymar Limited	12-20151
Rich Tanker Corporation	12-20152
Rimar Chartering Corporation	12-20153
Rosalyn Tanker Corporation	12-20154
Rosemar Limited	12-20155
Rubymar Limited	12-20156
Sakura Transport Corp.	12-20157
Samar Product Tanker Corporation	12-20158
Santorini Tanker LLC	12-20159
Serifos Tanker Corporation	12-20160
Seventh Aframax Tanker Corporation	12-20161
Shirley Tanker SRL	12-20162

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix A

Debtors Listing

Company Legal Name	Case No.
Sifnos Tanker Corporation	12-20163
Silvermar Limited	12-20164
Sixth Aframax Tanker Corporation	12-20165
Skopelos Product Tanker Corporation	12-20166
Star Chartering Corporation	12-20167
Suezmax International Agencies, Inc.	12-20168
Talara Chartering Corporation	12-20169
Third United Shipping Corporation	12-20170
Tokyo Transport Corp.	12-20171
Transbulk Carriers, Inc.	12-20172
Troy Chartering Corporation	12-20173
Troy Product Corporation	12-20174
Urban Tanker Corporation	12-20175
Vega Tanker Corporation	12-20176
View Tanker Corporation	12-20177
Vivian Tankships Corporation	12-20178
Vulpecula Chartering Corporation	12-20179
Wind Aframax Tanker Corporation	12-20180

Monthly Operating Report

December 1, 2013 through December 31, 2013

Appendix B

Overseas Shipholding Group, Inc., et al.

Listing of Debtors' Bank Accounts and Book Balances as of December 31, 20131

(in USD)

Debtor	EIN	Bank	Currency	Account Number	USD Balance per Books as of December 31, 2013
Cabo Hellas Limited	98-0465299	JP Morgan Chase	USD	XXX-XX0606	-
Cabo Sounion Limited	98-0465296	JP Morgan Chase	USD	XXX-XX0614	-
Delta Aframax Corporation	98-0489892	HSBC	USD	XXXXX6729	1,000.00
Epsilon Aframax Corporation	98-0489895	HSBC	USD	XXXXX6737	1,000.00
Front President Inc.	77-0681687	HSBC	USD	XXXXX6745	1,000.00
Maple Tanker Corporation	98-0595229	HSBC	USD	XXXX6753	1,000.00
Oak Tanker Corporation	98-0595234	HSBC	USD	XXXX6761	1,000.00
OSG America Operating Company LLC	45-0575493	Fifth Third Bank - Tampa	USD	XXXXXXX3987	233,182,566.87
OSG Bulk Ships, Inc.	13-2632600	Fifth Third Bank - Tampa	USD	XXXXXXX4290	1,014,670.20
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXXX-XXXXX0-509	(1,294,425.31)
OSG Bulk Ships, Inc.	13-2632600	JP Morgan Chase	USD	XXX-X-XX7251	13,560,275.46
OSG Financial Corp.	13-3178639	JP Morgan Chase	USD	XXX-X-XX3754	371,213.74
OSG International, Inc.	98-0467117	HSBC	USD	XXXXX6923	6,445,946.96
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXX-X-XX5113	123,062,681.45
OSG International, Inc.	98-0467117	JP Morgan Chase	USD	XXXXX7192	17,999,210.87
OSG Lightering LLC	98-0380553	Bank of Oklahoma	USD	XXXXX9048	10,451,840.66
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9108	(41,958.85)
OSG Lightering LLC	98-0380553	Bank of Texas - Houston	USD	XXXXXX9174	1.00
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX2788	10,000.30
OSG Ship Management, Inc.	13-3589004	Fifth Third Bank - Tampa	USD	XXXXXX2932	17,797.16
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX6624	536,132.88
OSG Ship Management, Inc.	13-3589004	JP Morgan Chase	USD	XXX-XX5045	74,741.86
Overseas Shipholding Group, Inc.	13-2637623	TD Bank, N.A.	USD	XXX-XXX6647	24,051,862.42
Overseas Shipholding Group, Inc.	13-2637623	Morgan Stanley	USD	XXX-XXXXX1-852	-
Overseas Shipholding Group, Inc.	13-2637623	BlackRock	USD	X4888	62,007,890.62
Overseas Shipholding Group, Inc.	13-2637623	Fidelity	USD	XXXXXXX7175	62,723,292.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-X-XX5014	1,714,523.23
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX6306	30,005,848.60
Overseas Shipholding Group, Inc.	13-2637623	JP Morgan Chase	USD	XXX-XX9772	5,000.00
Rosemar Limited	98-0417974	JP Morgan Chase	USD	XXX-XX0959	-
Rubymar Limited	98-0420767	JP Morgan Chase	USD	XXX-XX0967	-
Serifos Tanker Corporation	98-0513004	JPMorgan Chase	USD	XXXXX0222	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	USD	XXXXXX-XXX4290	1,057.47
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX9190	-
Shirley Tanker SRL	98-0513551	Cidel Bank & Trust, Inc.	CAD	XXXXXX-XXX6490	-
Sifnos Tanker Corporation	98-0513006	JPMorgan Chase	USD	XXXXX0230	-
				TOTAL	$585,905,170.19

1 Petty cash accounts with nominal balances maintained at certain office locations have been excluded from this list, but are reported in the Cash and Cash Equivalents line item in the balance sheets presented herein.

Preliminary and Unaudited

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

These unaudited condensed consolidating financial statements are provided to fulfill the requirements of the Office of the United States Trustee. Amounts in the columns and rows in the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets may not sum to subtotal or total amounts due to rounding. All information contained herein is unaudited and subject to future adjustment and certain such adjustments recorded to the financial statements previously reported in the Monthly Operating Reports are reflected in the financial statements presented herein. The Company makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the unaudited condensed consolidated financial statements. Actual results may differ from those estimates. The Company put forth significant efforts to attribute the results of operations to the proper legal entity. However, because the Company’s accounting systems, policies, and practices were developed with a view to producing consolidated reporting, rather than by legal entity, it is possible that not all assets and liabilities and/or results of operations have been recorded at the correct legal entity in the unaudited condensed consolidating financial statements. These statements should be read in conjunction with the General Notes contained within this Monthly Operating Report. The notes that are contained in this Monthly Operating Report (the "MOR") have been provided to assist the reader in understanding the information presented.  No conclusion as to the completeness of the notes that are included in this MOR, the importance or significance of such notes, or the importance or significance of information that could have been included in such notes, but is not, is made by the inclusion of the notes contained in this MOR.

In accordance with normal Company practice, adjustments related to prior periods are recorded and reflected in the period in which it is determined that such adjustments are needed.

The Company is a publicly-held company that prepared and filed consolidated financial statements on a quarterly basis. In accordance with the Company’s historic policies and practices related to quarterly reporting, certain information contained in the Monthly Operating Reports is estimated in the first and second months of each calendar quarter, then reconciled to actual results and/or other analysis performed quarterly and adjusted accordingly in the final month of the calendar quarter.

The audit of the Company’s consolidated financial statements as of and for the year ended December 31, 2013 and procedures that would typically be applied to financial information presented in accordance with U.S. GAAP is still in progress as of the filing of this MOR. In addition, these unaudited condensed consolidating financial statements for the period December 1, 2013 through December 31, 2013 and as of December 31, 2013 have been prepared without consideration of U.S. federal and state and local income taxes for the fourth quarter of 2013 and the possible impairment of vessels, intangible assets and goodwill based on conditions that existed as of the end of the reporting period.

Post-petition interest expense and interest income on intercompany loans from Non-Debtors to Debtors is included in Other Income in the accompanying Unaudited Condensed Consolidating Statements of Operations.

The Company owns a fleet of ten (10) articulated tug-barges (“ATB”). An ATB consists of a tug and a barge. Each tug and its respective barge are owned by a different Debtor. The revenue associated with the operation of an ATB is recorded on the related barge Debtor entity, whereas the operating expenses of the ATB are recorded on both the related tug and barge respective Debtor entities, based on the specific expenses incurred by each.

Monthly Operating Report

December 1, 2013 through December 31, 2013

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.	Case Number: 12-20000 (PJW)
Debtors	Jointly Administered
Hon. Peter J. Walsh

Appendix C

Notes to the Unaudited Condensed Consolidating Statements of Operations and Balance Sheets (continued)

All of the Company's chartered in vessels are accounted for as operating leases. ASC Topic 840 states that if costs expected to be incurred under an operating sublease (that is, executory costs, which represent costs typically classified as voyage expenses, and charter hire expense - rental payments) exceed anticipated revenue on the operating sublease, a loss shall be recognized by the sublessor in the period it executed the sublease. The provision for a loss on a sublease would be based on the net expected future cash disbursements. Credits to charter hire expense arise, when terms of the sublease, time charter-out, are modified in a period subsequent to the period in which the provision is recorded.

As a result of the chapter 11 filings, the Company’s unsecured debt has been classified as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. In accordance with ASC Topic 852, as interest on the Company’s unsecured debt subsequent to the Petition Date is not expected to be an allowed claim, the Company has not accrued interest expense on its unsecured debt subsequent to the Petition Date. With respect to the Company’s secured debt, the value of the collateral securing the debt is still being determined, and accordingly, the Company does not know if the value of the collateral is sufficient to satisfy the secured debt claims. As a result, the Company has classified secured debt as Liabilities Subject to Compromise in the Unaudited Condensed Consolidated Balance Sheets. Pursuant to the Bankruptcy Court's orders, dated February 5, 2013, granting adequate protection [D.I. 0459 and 0460], the Company has continued to pay unpaid interest expense on the secured debt as part of the adequate protection payments. The Bankruptcy Court Orders preserve any challenge to the application of any such authorized payments pursuant to Section 506 (b) of the Bankruptcy Code or otherwise. Should a determination be made that collateral is not sufficient to satisfy the secured debt, the Company and other parties in interest reserve the right to seek to recharacterize the adequate protection payments as payments on account of the principal amounts outstanding as of the petition date. The Adequate Protection Interest Payments are being characterized as payments on the prepetition principal amounts outstanding under the term loan agreements commencing with the monthly operating report for June 2013.

Annual allocations of certain expenses that occur between OSG International, Inc., Overseas Shipholding Group, Inc. and OSG Ship Management, Inc. under an Amended and Restated Personnel and Facilities Cost Sharing Agreement, dated January 1, 2005, for the year ended December 31, 2013 have been reflected in the December 2013 period of the financial statements presented herein.

Monthly Operating Report

December 1, 2013 through December 31, 2013

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$45	$(6)	$(29)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	45	(6)	(29)
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	2	(49)
Charter hire expenses	-	-	-	49
Depreciation and amortization	-	-	3	3
General and administrative	371	6,374	23,177	28,810
(Gain)/loss on disposal of vessels, including impairments	-	-	-	0
Total Operating Expenses	371	6,374	23,181	28,813
Income/(loss) from Vessel Operations	(371)	(6,330)	(23,187)	(28,842)
Equity in Income/(loss) of Affiliated Companies	-	215	269	8,316
Operating Income/(loss)	(371)	(6,114)	(22,918)	(20,526)
Other Income/(expense)	548	7,047	(2,368)	(21,019)
Income/(loss) before Interest Expense and Income Taxes	177	932	(25,286)	(41,545)
Interest Expense	-	0	-	0
Income/(loss) before Reorganization Items and Income Taxes	177	932	(25,286)	(41,545)
Reorganization Items, net	4,761	76,387	-	-
Income/(loss) before Income Taxes	(4,584)	(75,455)	(25,286)	(41,545)
Income Tax (Benefit)/Provision	-	(9,596)	7	128
Net Income/(Loss)	$(4,584)	$(65,859)	$(25,293)	$(41,673)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 39 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Bulk Ships, Inc.		1372 Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$3	$3,419
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,072	8,723
	-	-	1,074	12,142
Operating Expenses:
Voyage expenses	-	-	622	6,023
Vessel expenses	390	407	374	3,665
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	362	3,575
General and administrative	29	191	0	0
(Gain)/loss on disposal of vessels, including impairments	-	(4)	-	-
Total Operating Expenses	419	594	1,359	13,264
Income/(loss) from Vessel Operations	(419)	(594)	(285)	(1,122)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(419)	(594)	(285)	(1,122)
Other Income/(expense)	(217)	(2,498)	(1)	(10)
Income/(loss) before Interest Expense and Income Taxes	(636)	(3,092)	(286)	(1,131)
Interest Expense	-	0	(3)	(16)
Income/(loss) before Reorganization Items and Income Taxes	(636)	(3,092)	(289)	(1,147)
Reorganization Items, net	-	-	5	36
Income/(loss) before Income Taxes	(636)	(3,092)	(294)	(1,183)
Income Tax (Benefit)/Provision	1	1,021	-	-
Net Income/(Loss)	$(637)	$(4,113)	$(294)	$(1,183)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 40 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Africa Tanker Corporation		Alcesmar Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$332	$5,586
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4
	-	-	332	5,590
Operating Expenses:
Voyage expenses	-	-	-	7
Vessel expenses	6	80	296	2,694
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	274	1,799
General and administrative	220	313	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	18,737
Total Operating Expenses	226	394	570	23,238
Income/(loss) from Vessel Operations	(226)	(394)	(239)	(17,648)
Equity in Income/(loss) of Affiliated Companies	2,476	33,244	-	-
Operating Income/(loss)	2,250	32,851	(239)	(17,648)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	2,250	32,851	(239)	(17,648)
Interest Expense	-	-	(3)	(8)
Income/(loss) before Reorganization Items and Income Taxes	2,250	32,851	(241)	(17,656)
Reorganization Items, net	-	-	5	36
Income/(loss) before Income Taxes	2,250	32,851	(246)	(17,692)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$2,250	$32,851	$(246)	$(17,692)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 41 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Alcmar Limited		Alpha Suezmax Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$505	$5,907	$(1)	$(158)
Time and bareboat charter revenues	-	0	-	1,276
Voyage charter revenues	-	3	-	14
	505	5,909	(1)	1,132
Operating Expenses:
Voyage expenses	(1)	(30)	-	255
Vessel expenses	342	2,814	22	406
Charter hire expenses	-	-	0	1,580
Depreciation and amortization	98	1,411	-	133
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	18,356	-	-
Total Operating Expenses	438	22,551	22	2,375
Income/(loss) from Vessel Operations	67	(16,641)	(23)	(1,243)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	67	(16,641)	(23)	(1,243)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	67	(16,641)	(23)	(1,243)
Interest Expense	(3)	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	65	(16,649)	(23)	(1,243)
Reorganization Items, net	5	36	-	15,492
Income/(loss) before Income Taxes	60	(16,686)	(23)	(16,735)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$60	$(16,686)	$(23)	$(16,735)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 42 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Alpha Tanker Corporation		Amalia Product Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$(2)	$457	$7,251
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	13
	-	(2)	457	7,264
Operating Expenses:
Voyage expenses	-	-	-	11
Vessel expenses	-	-	322	2,699
Charter hire expenses	-	131	-	-
Depreciation and amortization	-	-	915	4,182
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	131	1,238	6,892
Income/(loss) from Vessel Operations	-	(133)	(781)	372
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(133)	(781)	372
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(133)	(781)	372
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(133)	(781)	372
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(133)	(781)	372
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(133)	$(781)	$372

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 43 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	450	2,015	-	-
Voyage charter revenues	12	8,371	-	-
	462	10,386	-	-
Operating Expenses:
Voyage expenses	9	3,861	-	(4)
Vessel expenses	242	2,753	-	1
Charter hire expenses	-	-	-	-
Depreciation and amortization	86	1,219	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	15,735	-	-
Total Operating Expenses	338	23,569	-	(3)
Income/(loss) from Vessel Operations	124	(13,183)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	124	(13,183)	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	124	(13,183)	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	124	(13,183)	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	124	(13,183)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$124	$(13,183)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 44 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Andromar Limited		Antigmar Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$506	$5,922	$506	$5,900
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	71	(5)	-	51
	577	5,916	506	5,951
Operating Expenses:
Voyage expenses	(2)	(0)	-	73
Vessel expenses	230	2,485	240	2,519
Charter hire expenses	-	-	-	-
Depreciation and amortization	103	1,498	99	1,316
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	19,207	-	18,905
Total Operating Expenses	332	23,190	339	22,813
Income/(loss) from Vessel Operations	245	(17,274)	166	(16,863)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	245	(17,274)	166	(16,863)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	245	(17,274)	166	(16,863)
Interest Expense	(3)	(8)	(3)	(8)
Income/(loss) before Reorganization Items and Income Taxes	242	(17,282)	164	(16,870)
Reorganization Items, net	5	36	5	36
Income/(loss) before Income Taxes	237	(17,318)	159	(16,907)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$237	$(17,318)	$159	$(16,907)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 45 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Aqua Tanker Corporation		Aquarius Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(4)	$(7)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	25	4,599
	(4)	(7)	25	4,599
Operating Expenses:
Voyage expenses	-	-	8	2,693
Vessel expenses	-	-	0	15
Charter hire expenses	-	(203)	9	1,936
Depreciation and amortization	-	-	-	-
General and administrative	-	3	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(200)	16	4,644
Income/(loss) from Vessel Operations	(4)	193	9	(45)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(4)	193	9	(45)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(4)	193	9	(45)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(4)	193	9	(45)
Reorganization Items, net	-	-	506	2,343
Income/(loss) before Income Taxes	(4)	193	(497)	(2,388)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(4)	$193	$(497)	$(2,388)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 46 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Ariadmar Limited		Aspro Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$592	$5,820	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	592	5,820	-	(3)
Operating Expenses:
Voyage expenses	(0)	25	-	-
Vessel expenses	180	2,462	-	-
Charter hire expenses	-	-	-	57
Depreciation and amortization	107	1,543	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	19,082	-	-
Total Operating Expenses	288	23,112	-	57
Income/(loss) from Vessel Operations	305	(17,293)	-	(60)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	305	(17,293)	-	(60)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	305	(17,293)	-	(60)
Interest Expense	(3)	(8)	-	-
Income/(loss) before Reorganization Items and Income Taxes	302	(17,301)	-	(60)
Reorganization Items, net	5	36	-	-
Income/(loss) before Income Taxes	297	(17,337)	-	(60)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$297	$(17,337)	$-	$(60)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 47 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Atalmar Limited		Athens Product Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	966	14,186	649	14,422
	966	14,186	649	14,422
Operating Expenses:
Voyage expenses	386	8,299	219	6,685
Vessel expenses	255	2,412	169	2,113
Charter hire expenses	-	-	-	-
Depreciation and amortization	101	1,463	136	1,815
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	18,960	-	-
Total Operating Expenses	743	31,135	525	10,613
Income/(loss) from Vessel Operations	223	(16,948)	124	3,810
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	223	(16,948)	124	3,810
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	223	(16,948)	124	3,810
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	223	(16,948)	124	3,810
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	223	(16,948)	124	3,810
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$223	$(16,948)	$124	$3,810

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 48 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$82	$3,464
Time and bareboat charter revenues	-	-	558	2,636
Voyage charter revenues	-	3,975	-	-
	-	3,975	640	6,100
Operating Expenses:
Voyage expenses	-	2,053	25	243
Vessel expenses	-	9	265	5,049
Charter hire expenses	-	1,982	-	-
Depreciation and amortization	-	-	243	3,206
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	4,045	534	8,498
Income/(loss) from Vessel Operations	-	(70)	105	(2,398)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(70)	105	(2,398)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(70)	105	(2,398)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(70)	105	(2,398)
Reorganization Items, net	1,954	4,376	-	-
Income/(loss) before Income Taxes	(1,954)	(4,446)	105	(2,398)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1,954)	$(4,446)	$105	$(2,398)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 49 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Avila Tanker Corporation		Batangas Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$(3)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1,594	8,133
	-	(3)	1,594	8,133
Operating Expenses:
Voyage expenses	-	-	973	5,607
Vessel expenses	-	-	206	1,201
Charter hire expenses	-	(81)	-	-
Depreciation and amortization	-	-	222	1,214
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(81)	1,401	8,022
Income/(loss) from Vessel Operations	-	78	194	111
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	78	194	111
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	78	194	111
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	78	194	111
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	78	194	111
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$78	$194	$111

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 50 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Beta Aframax Corporation		Brooklyn Product Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(10)	$(13)	$-	$-
Time and bareboat charter revenues	-	1,708	-	-
Voyage charter revenues	-	-	-	22
	(10)	1,695	-	22
Operating Expenses:
Voyage expenses	-	-	-	(68)
Vessel expenses	(7)	570	(11)	66
Charter hire expenses	-	1,714	-	-
Depreciation and amortization	-	26	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	(20)
Total Operating Expenses	(7)	2,309	(11)	(22)
Income/(loss) from Vessel Operations	(4)	(614)	11	44
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(4)	(614)	11	44
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(4)	(614)	11	44
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(4)	(614)	11	44
Reorganization Items, net	6,614	31,960	-	-
Income/(loss) before Income Taxes	(6,617)	(32,574)	11	44
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(6,617)	$(32,574)	$11	$44

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 51 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Cabo Hellas Limited		Cabo Sounion Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	423	4,601	377	4,803
Voyage charter revenues	-	11	-	14
	423	4,612	377	4,816
Operating Expenses:
Voyage expenses	11	129	9	129
Vessel expenses	449	2,841	195	2,968
Charter hire expenses	-	-	-	-
Depreciation and amortization	285	2,686	270	2,835
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	745	5,656	474	5,933
Income/(loss) from Vessel Operations	(323)	(1,045)	(98)	(1,117)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(323)	(1,045)	(98)	(1,117)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(323)	(1,045)	(98)	(1,117)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(323)	(1,045)	(98)	(1,117)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(323)	(1,045)	(98)	(1,117)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(323)	$(1,045)	$(98)	$(1,117)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 52 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$(4)	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,192	12,116	(3)	4,777
	1,192	12,112	(3)	4,777
Operating Expenses:
Voyage expenses	580	6,238	(0)	2,105
Vessel expenses	265	4,478	-	14
Charter hire expenses	-	-	-	2,146
Depreciation and amortization	50	1,044	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	17,385	-	-
Total Operating Expenses	896	29,146	(0)	4,266
Income/(loss) from Vessel Operations	296	(17,033)	(2)	511
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	296	(17,033)	(2)	511
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	296	(17,033)	(2)	511
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	296	(17,033)	(2)	511
Reorganization Items, net	-	-	-	4,102
Income/(loss) before Income Taxes	296	(17,033)	(2)	(3,591)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$296	$(17,033)	$(2)	$(3,591)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 53 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Carl Product Corporation		Concept Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(2)	$(35)	$620	$6,042
Time and bareboat charter revenues	415	5,249	-	-
Voyage charter revenues	-	10	-	(4)
	413	5,223	620	6,038
Operating Expenses:
Voyage expenses	10	(248)	21	21
Vessel expenses	207	2,365	4	67
Charter hire expenses	-	-	403	5,705
Depreciation and amortization	810	4,105	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,028	6,222	429	5,793
Income/(loss) from Vessel Operations	(615)	(998)	191	245
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(615)	(998)	191	245
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(615)	(998)	191	245
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(615)	(998)	191	245
Reorganization Items, net	-	-	-	1,943
Income/(loss) before Income Taxes	(615)	(998)	191	(1,698)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(615)	$(998)	$191	$(1,698)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 54 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Crown Tanker Corporation		Delphina Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$39	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	39	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	39	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	39	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	39	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	39	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	39	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$39	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 55 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Delta Aframax Corporation		DHT Ania Aframax Corp.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(12)	$(75)	$-	$(4)
Time and bareboat charter revenues	421	5,604	-	-
Voyage charter revenues	-	-	-	-
	409	5,529	-	(4)
Operating Expenses:
Voyage expenses	3	46	-	-
Vessel expenses	277	3,363	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	204	2,712	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	484	6,122	-	-
Income/(loss) from Vessel Operations	(75)	(592)	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(75)	(592)	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(75)	(592)	-	(4)
Interest Expense	-	(19)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(75)	(611)	-	(4)
Reorganization Items, net	41	182	-	(12)
Income/(loss) before Income Taxes	(116)	(793)	-	8
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(116)	$(793)	$-	$8

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 56 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(1)	$587	$(12)	$206
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(1)	587	(12)	206
Operating Expenses:
Voyage expenses	-	101	-	24
Vessel expenses	-	3	0	11
Charter hire expenses	-	1,615	-	964
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	1,719	0	999
Income/(loss) from Vessel Operations	(1)	(1,133)	(12)	(792)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(1)	(1,133)	(12)	(792)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(1)	(1,133)	(12)	(792)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1)	(1,133)	(12)	(792)
Reorganization Items, net	-	(119)	15	(12)
Income/(loss) before Income Taxes	(1)	(1,014)	(27)	(780)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(1)	$(1,014)	$(27)	$(780)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 57 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(0)	$43	$-	$(5)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(0)	43	-	(5)
Operating Expenses:
Voyage expenses	-	(0)	-	-
Vessel expenses	-	(5)	-	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(5)	-	(0)
Income/(loss) from Vessel Operations	(0)	48	-	(4)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	48	-	(4)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	48	-	(4)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	48	-	(4)
Reorganization Items, net	-	144	-	-
Income/(loss) before Income Taxes	(0)	(96)	-	(4)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(96)	$-	$(4)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 58 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(0)	$(22)	$(13)	$(88)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(0)	(22)	(13)	(88)
Operating Expenses:
Voyage expenses	-	-	0	(3)
Vessel expenses	-	-	(0)	(0)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	0	(3)
Income/(loss) from Vessel Operations	(0)	(22)	(13)	(84)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(22)	(13)	(84)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(22)	(13)	(84)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(22)	(13)	(84)
Reorganization Items, net	-	258	-	17
Income/(loss) before Income Taxes	(0)	(280)	(13)	(102)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(280)	$(13)	$(102)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 59 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Dignity Chartering Corporation		Edindun Shipping Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(3)	$311	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	(14)	-	-
	(3)	297	-	-
Operating Expenses:
Voyage expenses	-	18	-	-
Vessel expenses	(33)	356	-	-
Charter hire expenses	7	1,059	-	-
Depreciation and amortization	-	68	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(26)	1,500	-	-
Income/(loss) from Vessel Operations	23	(1,203)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	23	(1,203)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	23	(1,203)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	23	(1,203)	-	-
Reorganization Items, net	-	34,442	-	-
Income/(loss) before Income Taxes	23	(35,645)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$23	$(35,645)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 60 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Eighth Aframax Tanker Corporation		Epsilon Aframax Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$2,012	$-	$1,947
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,407	8,286	1,202	7,004
	1,407	10,298	1,202	8,951
Operating Expenses:
Voyage expenses	849	5,794	722	5,052
Vessel expenses	338	3,170	240	2,875
Charter hire expenses	-	-	-	-
Depreciation and amortization	139	1,859	202	2,686
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,326	10,823	1,164	10,614
Income/(loss) from Vessel Operations	80	(526)	38	(1,663)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	80	(526)	38	(1,663)
Other Income/(expense)	-	-	(2)	(12)
Income/(loss) before Interest Expense and Income Taxes	80	(526)	36	(1,675)
Interest Expense	-	-	-	(14)
Income/(loss) before Reorganization Items and Income Taxes	80	(526)	36	(1,689)
Reorganization Items, net	-	-	41	182
Income/(loss) before Income Taxes	80	(526)	(5)	(1,871)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$80	$(526)	$(5)	$(1,871)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 61 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	First Chemical Carrier Corporation		First LPG Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	3,888	-	-
Voyage charter revenues	-	-	-	-
	-	3,888	-	-
Operating Expenses:
Voyage expenses	7	56	-	-
Vessel expenses	(0)	48	-	-
Charter hire expenses	-	2,976	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	7	3,080	-	-
Income/(loss) from Vessel Operations	(7)	808	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(7)	808	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(7)	808	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(7)	808	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(7)	808	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(7)	$808	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 62 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$1,190	$5,238	$-	$(3)
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	12	12	1,030	14,742
	1,202	5,250	1,030	14,738
Operating Expenses:
Voyage expenses	55	476	670	8,609
Vessel expenses	393	4,402	303	3,215
Charter hire expenses	-	-	-	-
Depreciation and amortization	163	2,434	64	1,319
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	16,903	-	15,717
Total Operating Expenses	611	24,214	1,037	28,861
Income/(loss) from Vessel Operations	590	(18,964)	(7)	(14,122)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	590	(18,964)	(7)	(14,122)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	590	(18,964)	(7)	(14,122)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	590	(18,964)	(7)	(14,122)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	590	(18,964)	(7)	(14,122)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$590	$(18,964)	$(7)	$(14,122)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 63 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Front President Inc.		Goldmar Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$1,836	$8,547	$468	$6,970
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	1
	1,836	8,547	468	6,971
Operating Expenses:
Voyage expenses	36	445	-	10
Vessel expenses	237	3,418	263	2,844
Charter hire expenses	-	-	-	-
Depreciation and amortization	368	4,888	235	2,828
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	641	8,752	498	5,682
Income/(loss) from Vessel Operations	1,195	(205)	(30)	1,289
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,195	(205)	(30)	1,289
Other Income/(expense)	(2)	(22)	-	-
Income/(loss) before Interest Expense and Income Taxes	1,193	(227)	(30)	1,289
Interest Expense	-	(27)	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,193	(253)	(30)	1,289
Reorganization Items, net	(53)	182	-	-
Income/(loss) before Income Taxes	1,245	(435)	(30)	1,289
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,245	$(435)	$(30)	$1,289

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 64 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	GPC Aframax Corporation		Grace Chartering Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(6)	$888	$14	$1,555
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	(6)	888	14	1,555
Operating Expenses:
Voyage expenses	-	25	-	-
Vessel expenses	(1)	1,189	0	8
Charter hire expenses	-	1,788	-	1,612
Depreciation and amortization	4	96	-	-
General and administrative	-	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	3	3,097	0	1,621
Income/(loss) from Vessel Operations	(9)	(2,209)	14	(66)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(9)	(2,209)	14	(66)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(9)	(2,209)	14	(66)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(9)	(2,209)	14	(66)
Reorganization Items, net	2,014	21,847	22	881
Income/(loss) before Income Taxes	(2,024)	(24,056)	(8)	(947)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2,024)	$(24,056)	$(8)	$(947)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 65 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	International Seaways, Inc.		Jademar Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(5)	$14,653	$478	$7,017
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	9,335	53,601	-	9
	9,330	68,255	478	7,026
Operating Expenses:
Voyage expenses	5,681	37,554	-	23
Vessel expenses	389	3,562	195	2,406
Charter hire expenses	2,151	30,509	-	-
Depreciation and amortization	91	268	242	2,894
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	1	-	-
Total Operating Expenses	8,312	71,895	437	5,323
Income/(loss) from Vessel Operations	1,017	(3,640)	41	1,703
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,017	(3,640)	41	1,703
Other Income/(expense)	-	2	-	-
Income/(loss) before Interest Expense and Income Taxes	1,017	(3,638)	41	1,703
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,017	(3,638)	41	1,703
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,017	(3,638)	41	1,703
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,017	$(3,638)	$41	$1,703

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 66 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Joyce Car Carrier Corporation		Juneau Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	(61)	-	-
Voyage charter revenues	-	-	-	-
	-	(61)	-	-
Operating Expenses:
Voyage expenses	-	12	-	-
Vessel expenses	(4)	(9)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	(110)	-	-
Total Operating Expenses	(4)	(107)	-	-
Income/(loss) from Vessel Operations	4	45	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	4	45	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	4	45	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	4	45	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	4	45	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$4	$45	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 67 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,347	12,860	1,300	13,330
	1,347	12,860	1,300	13,330
Operating Expenses:
Voyage expenses	748	6,994	493	6,869
Vessel expenses	206	2,560	193	2,344
Charter hire expenses	194	3,304	-	-
Depreciation and amortization	29	418	134	1,593
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,176	13,277	821	10,805
Income/(loss) from Vessel Operations	171	(417)	479	2,525
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	171	(417)	479	2,525
Other Income/(expense)	-	-	-	8
Income/(loss) before Interest Expense and Income Taxes	171	(417)	479	2,533
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	171	(417)	479	2,533
Reorganization Items, net	3,663	14,130	-	-
Income/(loss) before Income Taxes	(3,492)	(14,547)	479	2,533
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(3,492)	$(14,547)	$479	$2,533

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 68 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$472	$4,467
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	4,763	-	3,432
	-	4,763	472	7,899
Operating Expenses:
Voyage expenses	0	2,826	-	1,368
Vessel expenses	0	18	223	2,383
Charter hire expenses	-	2,213	-	-
Depreciation and amortization	-	-	185	2,466
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	0	5,057	409	6,217
Income/(loss) from Vessel Operations	(0)	(294)	63	1,681
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(294)	63	1,681
Other Income/(expense)	-	-	(0)	(3)
Income/(loss) before Interest Expense and Income Taxes	(0)	(294)	63	1,679
Interest Expense	-	-	-	(9)
Income/(loss) before Reorganization Items and Income Taxes	(0)	(294)	63	1,669
Reorganization Items, net	543	2,416	(46)	36
Income/(loss) before Income Taxes	(543)	(2,710)	109	1,633
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(543)	$(2,710)	$109	$1,633

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 69 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Limar Charter Corporation		Luxmar Product Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	255	255	-	-
Voyage charter revenues	-	1,757	1,071	12,215
	255	2,012	1,071	12,215
Operating Expenses:
Voyage expenses	(17)	834	522	7,198
Vessel expenses	(4)	376	277	3,039
Charter hire expenses	-	776	-	-
Depreciation and amortization	-	437	102	1,521
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	16,941
Total Operating Expenses	(20)	2,423	900	28,698
Income/(loss) from Vessel Operations	276	(411)	171	(16,484)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	276	(411)	171	(16,484)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	276	(411)	171	(16,484)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	276	(411)	171	(16,484)
Reorganization Items, net	332	7,625	-	-
Income/(loss) before Income Taxes	(56)	(8,036)	171	(16,484)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(56)	$(8,036)	$171	$(16,484)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 70 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Luxmar Tanker LLC		Majestic Tankers Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$832	$5,902
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	832	5,902
Operating Expenses:
Voyage expenses	(34)	(27)	110	697
Vessel expenses	(1)	170	398	5,331
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	189	2,707
General and administrative	-	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	20,232
Total Operating Expenses	(35)	143	697	28,966
Income/(loss) from Vessel Operations	35	(143)	134	(23,064)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	35	(143)	134	(23,064)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	35	(143)	134	(23,064)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	35	(143)	134	(23,064)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	35	(143)	134	(23,064)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$35	$(143)	$134	$(23,064)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 71 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Oak Tanker Corporation		Maremar Product Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$1,362	$7,901	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3	-	-
	1,362	7,904	-	-
Operating Expenses:
Voyage expenses	7	296	-	-
Vessel expenses	229	3,025	-	(3)
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	6,050	-	-
General and administrative	0	1	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	691	9,372	-	(3)
Income/(loss) from Vessel Operations	671	(1,468)	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	671	(1,468)	-	3
Other Income/(expense)	(3)	(32)	-	-
Income/(loss) before Interest Expense and Income Taxes	668	(1,500)	-	3
Interest Expense	-	(34)	-	-
Income/(loss) before Reorganization Items and Income Taxes	668	(1,533)	-	3
Reorganization Items, net	41	182	-	-
Income/(loss) before Income Taxes	626	(1,715)	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$626	$(1,715)	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 72 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	171	933	-	-
Voyage charter revenues	(8)	5,816	-	-
	163	6,749	-	-
Operating Expenses:
Voyage expenses	(4)	3,627	-	-
Vessel expenses	(28)	1,867	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	51	1,114	-	-
General and administrative	(0)	5	-	-
(Gain)/loss on disposal of vessels, including impairments	-	16,057	-	-
Total Operating Expenses	19	22,670	-	-
Income/(loss) from Vessel Operations	143	(15,921)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	143	(15,921)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	143	(15,921)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	143	(15,921)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	143	(15,921)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$143	$(15,921)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 73 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 74 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Milos Product Tanker Corporation		Mindanao Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,198	13,153	-	-
	1,198	13,153	-	-
Operating Expenses:
Voyage expenses	625	6,306	-	-
Vessel expenses	198	2,292	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	140	1,861	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	963	10,459	-	-
Income/(loss) from Vessel Operations	235	2,693	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	235	2,693	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	235	2,693	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	235	2,693	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	235	2,693	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$235	$2,693	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 75 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Mykonos Tanker LLC		Nedimar Charter Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	2,186	20,931	-	894
	2,186	20,931	-	894
Operating Expenses:
Voyage expenses	687	8,263	(11)	455
Vessel expenses	380	4,439	5	452
Charter hire expenses	-	-	-	609
Depreciation and amortization	173	2,295	-	172
General and administrative	16	218	0	0
(Gain)/loss on disposal of vessels, including impairments	-	19	-	-
Total Operating Expenses	1,257	15,234	(5)	1,688
Income/(loss) from Vessel Operations	929	5,697	5	(795)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	929	5,697	5	(795)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	929	5,697	5	(795)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	929	5,697	5	(795)
Reorganization Items, net	-	-	2,373	5,852
Income/(loss) before Income Taxes	929	5,697	(2,367)	(6,647)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$929	$5,697	$(2,367)	$(6,647)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 76 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Maple Tanker Corporation		Ocean Bulk Ships, Inc.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$1,006	$7,817	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	1,006	7,817	-	-
Operating Expenses:
Voyage expenses	22	363	-	-
Vessel expenses	170	3,015	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	454	6,046	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	646	9,424	-	-
Income/(loss) from Vessel Operations	360	(1,607)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	360	(1,607)	-	-
Other Income/(expense)	(2)	(20)	-	-
Income/(loss) before Interest Expense and Income Taxes	358	(1,627)	-	-
Interest Expense	-	(33)	-	-
Income/(loss) before Reorganization Items and Income Taxes	358	(1,660)	-	-
Reorganization Items, net	41	182	-	-
Income/(loss) before Income Taxes	317	(1,841)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$317	$(1,841)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 77 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Oceania Tanker Corporation		OSG 192 LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$796	$-	$-
Time and bareboat charter revenues	-	-	904	9,863
Voyage charter revenues	-	-	-	32
	-	796	904	9,895
Operating Expenses:
Voyage expenses	0	310	17	146
Vessel expenses	102	2,264	34	627
Charter hire expenses	-	-	-	-
Depreciation and amortization	149	2,291	188	2,956
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	31,352	-	-
Total Operating Expenses	252	36,217	239	3,729
Income/(loss) from Vessel Operations	(252)	(35,421)	665	6,165
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(252)	(35,421)	665	6,165
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(252)	(35,421)	665	6,165
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(252)	(35,421)	665	6,165
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(252)	(35,421)	665	6,165
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(252)	$(35,421)	$665	$6,165

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 78 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG 209 LLC		OSG 214 LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	930	10,995	930	10,724
Voyage charter revenues	-	141	64	836
	930	11,136	994	11,561
Operating Expenses:
Voyage expenses	7	243	75	1,001
Vessel expenses	29	564	62	714
Charter hire expenses	-	-	-	-
Depreciation and amortization	170	2,490	244	3,136
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	207	3,297	381	4,851
Income/(loss) from Vessel Operations	723	7,839	614	6,709
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	723	7,839	614	6,709
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	723	7,839	614	6,709
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	723	7,839	614	6,709
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	723	7,839	614	6,709
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$723	$7,839	$614	$6,709

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 79 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG 215 Corporation		OSG 242 LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	1,395	17,684
Voyage charter revenues	-	-	5	974
	-	-	1,400	18,658
Operating Expenses:
Voyage expenses	-	-	20	592
Vessel expenses	-	-	55	570
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	177	2,833
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	252	3,995
Income/(loss) from Vessel Operations	-	-	1,148	14,664
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	1,148	14,664
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	1,148	14,664
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	1,148	14,664
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	1,148	14,664
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$1,148	$14,664

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 80 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG 243 LLC		OSG 244 LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,395	12,677	992	10,925
Voyage charter revenues	821	5,859	5	205
	2,216	18,536	997	11,130
Operating Expenses:
Voyage expenses	838	2,374	7	149
Vessel expenses	136	699	36	486
Charter hire expenses	-	-	-	-
Depreciation and amortization	259	3,241	205	3,559
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,234	6,314	248	4,195
Income/(loss) from Vessel Operations	982	12,222	749	6,936
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	982	12,222	749	6,936
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	982	12,222	749	6,936
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	982	12,222	749	6,936
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	982	12,222	749	6,936
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$982	$12,222	$749	$6,936

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 81 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG 252 LLC		OSG 254 LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,028	11,281	-	4,627
Voyage charter revenues	19	4,548	1,054	8,419
	1,047	15,829	1,054	13,046
Operating Expenses:
Voyage expenses	13	1,389	15	197
Vessel expenses	83	516	56	786
Charter hire expenses	-	-	-	-
Depreciation and amortization	254	3,222	284	3,690
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	350	5,127	355	4,673
Income/(loss) from Vessel Operations	697	10,702	699	8,373
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	697	10,702	699	8,373
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	697	10,702	699	8,373
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	697	10,702	699	8,373
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	697	10,702	699	8,373
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$697	$10,702	$699	$8,373

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 82 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG 300 LLC		OSG 400 LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	(225)	(226)
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(225)	(226)
Income/(loss) from Vessel Operations	-	-	225	226
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	225	226
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	225	226
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	225	226
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	225	226
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$225	$226

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 83 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG America L.P.		OSG America LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	1
Net Income/(Loss)	$-	$-	$-	$(1)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 84 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG America Operating Company LLC		OSG Car Carriers, Inc.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(1)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	383	5,201	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	383	5,199	-	-
Income/(loss) from Vessel Operations	(383)	(5,199)	-	-
Equity in Income/(loss) of Affiliated Companies	2,368	6,111	-	-
Operating Income/(loss)	1,984	912	-	-
Other Income/(expense)	29	226	-	-
Income/(loss) before Interest Expense and Income Taxes	2,013	1,138	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	2,013	1,138	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	2,013	1,138	-	-
Income Tax (Benefit)/Provision	-	1	-	-
Net Income/(Loss)	$2,013	$1,137	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 85 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Clean Products International, Inc.		OSG Columbia LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	(0)
Vessel expenses	-	-	221	3,118
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	75	1,003
General and administrative	-	-	6	93
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	302	4,213
Income/(loss) from Vessel Operations	-	-	(302)	(4,213)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(302)	(4,213)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(302)	(4,213)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(302)	(4,213)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	(302)	(4,213)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(302)	$(4,213)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 86 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Constitution LLC		OSG Courageous LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	3	225	3,145
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	84	1,056
General and administrative	-	-	7	94
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	316	4,295
Income/(loss) from Vessel Operations	-	(3)	(316)	(4,295)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	(316)	(4,295)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	(316)	(4,295)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	(316)	(4,295)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	(316)	(4,295)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$(316)	$(4,295)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 87 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	3,823	60,365	-	-
	3,823	60,365	-	-
Operating Expenses:
Voyage expenses	645	10,431	-	-
Vessel expenses	878	14,167	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	1,134	15,048	-	-
General and administrative	24	306	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	(80)	(956)
Total Operating Expenses	2,681	39,952	(80)	(956)
Income/(loss) from Vessel Operations	1,142	20,414	80	956
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1,142	20,414	80	956
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1,142	20,414	80	956
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1,142	20,414	80	956
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	1,142	20,414	80	956
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$1,142	$20,414	$80	$956

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 88 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	247	2,919
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	74	1,132
General and administrative	-	-	7	89
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	328	4,139
Income/(loss) from Vessel Operations	-	(58)	(328)	(4,139)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(328)	(4,139)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(328)	(4,139)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(328)	(4,139)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(328)	(4,139)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(328)	$(4,139)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 89 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Enterprise LLC		OSG Financial Corp.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	247	3,206	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	110	1,486	-	-
General and administrative	6	89	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	363	4,780	-	-
Income/(loss) from Vessel Operations	(363)	(4,780)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(363)	(4,780)	-	-
Other Income/(expense)	-	-	-	(174)
Income/(loss) before Interest Expense and Income Taxes	(363)	(4,780)	-	(174)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(363)	(4,780)	-	(174)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(363)	(4,780)	-	(174)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(363)	$(4,780)	$-	$(174)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 90 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Freedom LLC		OSG Honour LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	0	18	228	3,090
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	290	60	809
General and administrative	-	-	7	93
(Gain)/loss on disposal of vessels, including impairments	-	709	-	-
Total Operating Expenses	0	1,017	295	3,991
Income/(loss) from Vessel Operations	(0)	(1,017)	(295)	(3,991)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(0)	(1,017)	(295)	(3,991)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(0)	(1,017)	(295)	(3,991)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(0)	(1,017)	(295)	(3,991)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(0)	(1,017)	(295)	(3,991)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(0)	$(1,017)	$(295)	$(3,991)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 91 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Independence LLC		OSG Intrepid LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	9	-	-
Vessel expenses	294	3,084	230	3,205
Charter hire expenses	-	-	-	-
Depreciation and amortization	62	923	79	1,198
General and administrative	6	89	7	95
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	362	4,104	316	4,498
Income/(loss) from Vessel Operations	(362)	(4,104)	(316)	(4,498)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(362)	(4,104)	(316)	(4,498)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(362)	(4,104)	(316)	(4,498)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(362)	(4,104)	(316)	(4,498)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(362)	(4,104)	(316)	(4,498)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(362)	$(4,104)	$(316)	$(4,498)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 92 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Liberty LLC		OSG Lightering LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	6,594	89,562
	-	-	6,594	89,562
Operating Expenses:
Voyage expenses	-	-	4,228	54,832
Vessel expenses	-	(9)	7	168
Charter hire expenses	-	-	2,507	30,781
Depreciation and amortization	-	-	119	1,825
General and administrative	-	-	279	3,103
(Gain)/loss on disposal of vessels, including impairments	-	-	1	8
Total Operating Expenses	-	(9)	7,140	90,718
Income/(loss) from Vessel Operations	-	9	(545)	(1,156)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	9	(545)	(1,156)
Other Income/(expense)	-	-	1	12
Income/(loss) before Interest Expense and Income Taxes	-	9	(544)	(1,144)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	9	(544)	(1,144)
Reorganization Items, net	-	-	-	(60)
Income/(loss) before Income Taxes	-	9	(544)	(1,084)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$9	$(544)	$(1,084)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 93 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 94 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Mariner LLC		OSG Maritrans Parent LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	6	78
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	58	-	-
Total Operating Expenses	-	58	6	78
Income/(loss) from Vessel Operations	-	(58)	(6)	(78)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(58)	(6)	(78)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(58)	(6)	(78)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(58)	(6)	(78)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(58)	(6)	(78)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(58)	$(6)	$(78)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 95 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Navigator LLC		OSG New York, Inc.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$609	$7,256
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	4,034
	-	-	609	11,290
Operating Expenses:
Voyage expenses	-	-	142	2,317
Vessel expenses	238	3,059	5	70
Charter hire expenses	-	-	501	10,408
Depreciation and amortization	71	962	-	-
General and administrative	7	94	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	317	4,115	649	12,795
Income/(loss) from Vessel Operations	(317)	(4,115)	(40)	(1,506)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(317)	(4,115)	(40)	(1,506)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(317)	(4,115)	(40)	(1,506)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(317)	(4,115)	(40)	(1,506)
Reorganization Items, net	-	-	-	306
Income/(loss) before Income Taxes	(317)	(4,115)	(40)	(1,812)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(317)	$(4,115)	$(40)	$(1,812)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 96 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 97 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 98 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	33
Total Operating Expenses	-	-	-	33
Income/(loss) from Vessel Operations	-	-	-	(33)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(33)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(33)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(33)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(33)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(33)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 99 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Seafarer LLC		OSG Ship Management, Inc.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(0)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	243	3,216
General and administrative	-	-	(17,894)	31,913
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(0)	(17,650)	35,130
Income/(loss) from Vessel Operations	-	0	17,650	(35,130)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	0	17,650	(35,130)
Other Income/(expense)	-	-	-	28
Income/(loss) before Interest Expense and Income Taxes	-	0	17,650	(35,102)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	0	17,650	(35,102)
Reorganization Items, net	-	-	144	2,013
Income/(loss) before Income Taxes	-	0	17,506	(37,115)
Income Tax (Benefit)/Provision	-	-	0	2
Net Income/(Loss)	$-	$0	$17,506	$(37,117)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 100 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	OSG Valour LLC		Overseas Allegiance Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	-
Income/(loss) from Vessel Operations	-	-	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 101 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Anacortes LLC		Overseas Boston LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	24,915	1,323	21,894
Voyage charter revenues	4	24	2	43
	2,019	24,939	1,325	21,938
Operating Expenses:
Voyage expenses	29	335	19	325
Vessel expenses	589	7,456	857	7,837
Charter hire expenses	810	10,607	794	10,426
Depreciation and amortization	32	183	33	439
General and administrative	17	226	17	229
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,477	18,808	1,720	19,256
Income/(loss) from Vessel Operations	542	6,131	(395)	2,682
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	542	6,131	(395)	2,682
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	542	6,131	(395)	2,682
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	542	6,131	(395)	2,682
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	542	6,131	(395)	2,682
Income Tax (Benefit)/Provision	-	22	-	7
Net Income/(Loss)	$542	$6,109	$(395)	$2,675

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 102 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	(2)	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	(2)	-	-
Income/(loss) from Vessel Operations	-	2	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	2	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	2	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	2	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	2	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$2	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 103 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	19,308	-	-
Voyage charter revenues	-	-	-	-
	1,449	19,308	-	-
Operating Expenses:
Voyage expenses	6	81	-	-
Vessel expenses	647	7,489	-	(3)
Charter hire expenses	755	9,909	-	-
Depreciation and amortization	62	840	-	-
General and administrative	18	228	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,487	18,545	-	(3)
Income/(loss) from Vessel Operations	(38)	763	-	3
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(38)	763	-	3
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(38)	763	-	3
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(38)	763	-	3
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(38)	763	-	3
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(38)	$763	$-	$3

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 104 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Long Beach LLC		Overseas Los Angeles LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,457	19,294	1,457	19,214
Voyage charter revenues	-	-	-	7
	1,457	19,294	1,457	19,221
Operating Expenses:
Voyage expenses	16	164	12	167
Vessel expenses	526	7,494	723	7,718
Charter hire expenses	756	9,923	760	9,969
Depreciation and amortization	45	594	42	559
General and administrative	16	225	17	227
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,360	18,400	1,554	18,640
Income/(loss) from Vessel Operations	97	894	(97)	581
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	97	894	(97)	581
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	97	894	(97)	581
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	97	894	(97)	581
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	97	894	(97)	581
Income Tax (Benefit)/Provision	-	1	-	1
Net Income/(Loss)	$97	$894	$(97)	$580

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 105 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Martinez LLC		Overseas New Orleans LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,790	22,235	-	-
Voyage charter revenues	4	44	-	-
	1,794	22,279	-	-
Operating Expenses:
Voyage expenses	26	333	-	-
Vessel expenses	666	8,085	-	5
Charter hire expenses	784	10,471	-	-
Depreciation and amortization	41	389	-	-
General and administrative	17	231	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,535	19,509	-	5
Income/(loss) from Vessel Operations	260	2,770	-	(5)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	260	2,770	-	(5)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	260	2,770	-	(5)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	260	2,770	-	(5)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	260	2,770	-	(5)
Income Tax (Benefit)/Provision	-	7	-	-
Net Income/(Loss)	$260	$2,764	$-	$(5)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 106 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas New York LLC		Overseas Nikiski LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	1,449	18,338	1,651	21,992
Voyage charter revenues	-	-	-	49
	1,449	18,338	1,651	22,041
Operating Expenses:
Voyage expenses	6	76	21	338
Vessel expenses	682	7,482	626	7,682
Charter hire expenses	765	10,025	796	10,444
Depreciation and amortization	11	531	46	604
General and administrative	17	227	17	231
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,481	18,341	1,505	19,299
Income/(loss) from Vessel Operations	(32)	(3)	146	2,742
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(32)	(3)	146	2,742
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(32)	(3)	146	2,742
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(32)	(3)	146	2,742
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(32)	(3)	146	2,742
Income Tax (Benefit)/Provision	-	-	-	7
Net Income/(Loss)	$(32)	$(3)	$146	$2,735

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 107 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	-	-	3
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	-	3
Income/(loss) from Vessel Operations	-	-	-	(3)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	-	(3)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	-	(3)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	-	(3)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	-	(3)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$-	$(3)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 108 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	-	-
Operating Expenses:
Voyage expenses	-	-	-	-
Vessel expenses	-	10	-	-
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	-	-
General and administrative	-	(0)	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	9	-	-
Income/(loss) from Vessel Operations	-	(9)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(9)	-	-
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(9)	-	-
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(9)	-	-
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(9)	-	-
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(9)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 109 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	4,424	58,118
Voyage charter revenues	-	-	-	47
	-	-	4,424	58,165
Operating Expenses:
Voyage expenses	-	-	33	466
Vessel expenses	-	3	1,317	15,281
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	917	12,194
General and administrative	-	-	35	459
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	3	2,302	28,400
Income/(loss) from Vessel Operations	-	(3)	2,122	29,765
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(3)	2,122	29,765
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(3)	2,122	29,765
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(3)	2,122	29,765
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	(3)	2,122	29,765
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(3)	$2,122	$29,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 110 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Overseas Tampa LLC		Overseas Texas City LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	2,015	25,032	2,015	24,968
Voyage charter revenues	3	55	-	24
	2,018	25,087	2,015	24,992
Operating Expenses:
Voyage expenses	28	369	40	356
Vessel expenses	561	7,572	615	7,853
Charter hire expenses	811	10,832	747	9,972
Depreciation and amortization	2	30	30	428
General and administrative	17	227	17	228
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,419	19,029	1,448	18,837
Income/(loss) from Vessel Operations	599	6,058	567	6,155
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	599	6,058	567	6,155
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	599	6,058	567	6,155
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	599	6,058	567	6,155
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	599	6,058	567	6,155
Income Tax (Benefit)/Provision	-	13	-	-
Net Income/(Loss)	$599	$6,046	$567	$6,155

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 111 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Pearlmar Limited		Petromar Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$467	$7,172	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	14	789	10,615
	467	7,186	789	10,615
Operating Expenses:
Voyage expenses	-	12	480	6,143
Vessel expenses	261	3,098	324	2,987
Charter hire expenses	-	-	-	-
Depreciation and amortization	243	2,944	81	1,192
General and administrative	0	0	396	933
(Gain)/loss on disposal of vessels, including impairments	-	-	-	14,775
Total Operating Expenses	505	6,054	1,280	26,030
Income/(loss) from Vessel Operations	(38)	1,132	(491)	(15,415)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(38)	1,132	(491)	(15,415)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(38)	1,132	(491)	(15,415)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(38)	1,132	(491)	(15,415)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(38)	1,132	(491)	(15,415)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(38)	$1,132	$(491)	$(15,415)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 112 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	3,940	5	3,824
	-	3,940	5	3,824
Operating Expenses:
Voyage expenses	(1)	2,380	0	2,368
Vessel expenses	(0)	26	0	16
Charter hire expenses	-	2,350	-	1,996
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(1)	4,756	0	4,380
Income/(loss) from Vessel Operations	1	(817)	5	(556)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	1	(817)	5	(556)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	1	(817)	5	(556)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	1	(817)	5	(556)
Reorganization Items, net	2,260	5,816	1,976	5,570
Income/(loss) before Income Taxes	(2,259)	(6,633)	(1,971)	(6,126)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(2,259)	$(6,633)	$(1,971)	$(6,126)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 113 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Queens Product Tanker Corporation		Reymar Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$135	$6,047
Time and bareboat charter revenues	-	-	248	248
Voyage charter revenues	-	9	-	16
	-	9	383	6,311
Operating Expenses:
Voyage expenses	(1)	3	(501)	(497)
Vessel expenses	(10)	69	355	3,593
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	241	2,678
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	(11)	72	96	5,775
Income/(loss) from Vessel Operations	11	(64)	288	536
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	11	(64)	288	536
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	11	(64)	288	536
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	11	(64)	288	536
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	11	(64)	288	536
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$11	$(64)	$288	$536

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 114 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Rich Tanker Corporation		Rimar Chartering Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	455	-	-
Voyage charter revenues	892	11,445	1	797
	892	11,900	1	797
Operating Expenses:
Voyage expenses	610	6,518	(8)	493
Vessel expenses	13	88	(12)	306
Charter hire expenses	403	5,723	-	626
Depreciation and amortization	-	-	-	80
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,025	12,328	(19)	1,505
Income/(loss) from Vessel Operations	(133)	(428)	20	(709)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(133)	(428)	20	(709)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(133)	(428)	20	(709)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(133)	(428)	20	(709)
Reorganization Items, net	-	2,159	2,527	8,825
Income/(loss) before Income Taxes	(133)	(2,587)	(2,508)	(9,534)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(133)	$(2,587)	$(2,508)	$(9,534)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 115 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Rosalyn Tanker Corporation		Rosemar Limited
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$1,448	$6,844	$-	$-
Time and bareboat charter revenues	-	-	224	4,916
Voyage charter revenues	-	-	-	15
	1,448	6,844	224	4,931
Operating Expenses:
Voyage expenses	5	256	6	138
Vessel expenses	415	4,264	712	3,225
Charter hire expenses	-	-	-	-
Depreciation and amortization	131	3,185	240	2,894
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	552	7,705	958	6,257
Income/(loss) from Vessel Operations	896	(861)	(734)	(1,326)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	896	(861)	(734)	(1,326)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	896	(861)	(734)	(1,326)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	896	(861)	(734)	(1,326)
Reorganization Items, net	5	36	-	-
Income/(loss) before Income Taxes	891	(897)	(734)	(1,326)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$891	$(897)	$(734)	$(1,326)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 116 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Rubymar Limited		Sakura Transport Corp.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$119	$6,580
Time and bareboat charter revenues	248	3,544	-	-
Voyage charter revenues	-	-	-	-
	248	3,544	119	6,580
Operating Expenses:
Voyage expenses	-	(0)	(1)	324
Vessel expenses	0	(3)	632	4,524
Charter hire expenses	-	-	-	-
Depreciation and amortization	220	2,776	762	3,846
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	221	2,774	1,394	8,695
Income/(loss) from Vessel Operations	27	771	(1,275)	(2,115)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	27	771	(1,275)	(2,115)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	27	771	(1,275)	(2,115)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	27	771	(1,275)	(2,115)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	27	771	(1,275)	(2,115)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$27	$771	$(1,275)	$(2,115)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 117 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	415	5,355	-	-
Voyage charter revenues	-	2	1,836	18,044
	415	5,357	1,836	18,044
Operating Expenses:
Voyage expenses	10	164	347	6,873
Vessel expenses	222	2,350	426	4,796
Charter hire expenses	-	-	-	-
Depreciation and amortization	185	2,460	174	2,282
General and administrative	0	0	16	212
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	417	4,975	963	14,163
Income/(loss) from Vessel Operations	(2)	383	873	3,881
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(2)	383	873	3,881
Other Income/(expense)	(0)	(2)	-	-
Income/(loss) before Interest Expense and Income Taxes	(2)	380	873	3,881
Interest Expense	-	(9)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(2)	371	873	3,881
Reorganization Items, net	5	36	-	-
Income/(loss) before Income Taxes	(7)	335	873	3,881
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(7)	$335	$873	$3,881

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 118 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$25	$525	$-	$2,051
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	883	8,284	1,426	8,349
	909	8,809	1,426	10,400
Operating Expenses:
Voyage expenses	588	4,914	862	5,825
Vessel expenses	218	1,881	272	3,288
Charter hire expenses	194	2,382	-	-
Depreciation and amortization	17	223	142	1,905
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,017	9,400	1,277	11,018
Income/(loss) from Vessel Operations	(108)	(590)	149	(618)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(108)	(590)	149	(618)
Other Income/(expense)	-	(13)	-	-
Income/(loss) before Interest Expense and Income Taxes	(108)	(604)	149	(618)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(108)	(604)	149	(618)
Reorganization Items, net	3,342	15,145	-	-
Income/(loss) before Income Taxes	(3,450)	(15,749)	149	(618)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(3,450)	$(15,749)	$149	$(618)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 119 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Shirley Tanker SRL		Sifnos Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$2,004	$566	$5,684
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	934	7,857	-	-
	934	9,861	566	5,684
Operating Expenses:
Voyage expenses	570	5,477	-	15
Vessel expenses	278	3,851	244	2,778
Charter hire expenses	-	-	194	3,304
Depreciation and amortization	315	4,209	33	294
General and administrative	6	67	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,170	13,603	470	6,391
Income/(loss) from Vessel Operations	(236)	(3,742)	96	(708)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(236)	(3,742)	96	(708)
Other Income/(expense)	0	0	-	(13)
Income/(loss) before Interest Expense and Income Taxes	(236)	(3,742)	96	(721)
Interest Expense	(5)	(15)	-	-
Income/(loss) before Reorganization Items and Income Taxes	(241)	(3,757)	96	(721)
Reorganization Items, net	5	36	3,590	13,781
Income/(loss) before Income Taxes	(246)	(3,793)	(3,494)	(14,502)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(246)	$(3,793)	$(3,494)	$(14,502)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 120 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Silvermar Limited		Sixth Aframax Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$449	$6,861	$-	$857
Time and bareboat charter revenues	-	-	-	1,886
Voyage charter revenues	-	10	1,123	8,092
	449	6,872	1,123	10,835
Operating Expenses:
Voyage expenses	-	13	691	5,685
Vessel expenses	229	2,486	373	3,492
Charter hire expenses	-	-	-	-
Depreciation and amortization	239	2,883	139	1,860
General and administrative	0	0	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	469	5,382	1,204	11,038
Income/(loss) from Vessel Operations	(20)	1,489	(81)	(203)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(20)	1,489	(81)	(203)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	(20)	1,489	(81)	(203)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	(20)	1,489	(81)	(203)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	(20)	1,489	(81)	(203)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$(20)	$1,489	$(81)	$(203)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 121 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Skopelos Product Tanker Corporation		Star Chartering Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	457	5,762
Voyage charter revenues	999	13,529	-	-
	999	13,529	457	5,762
Operating Expenses:
Voyage expenses	676	8,186	-	-
Vessel expenses	199	2,386	2	37
Charter hire expenses	-	-	457	5,763
Depreciation and amortization	86	1,488	-	-
General and administrative	0	0	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	962	12,060	460	5,800
Income/(loss) from Vessel Operations	36	1,469	(2)	(38)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	36	1,469	(2)	(38)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	36	1,469	(2)	(38)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	36	1,469	(2)	(38)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	36	1,469	(2)	(38)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$36	$1,469	$(2)	$(38)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 122 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(21)	$10,597	$(6)	$1,363
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	1,548	6,321	-	7
	1,527	16,919	(6)	1,371
Operating Expenses:
Voyage expenses	750	3,925	-	21
Vessel expenses	4	134	(8)	545
Charter hire expenses	421	16,002	-	1,730
Depreciation and amortization	-	-	-	34
General and administrative	81	1,062	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	1,256	21,123	(7)	2,330
Income/(loss) from Vessel Operations	271	(4,204)	1	(959)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	271	(4,204)	1	(959)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	271	(4,204)	1	(959)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	271	(4,204)	1	(959)
Reorganization Items, net	-	-	12,578	36,040
Income/(loss) before Income Taxes	271	(4,204)	(12,577)	(36,999)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$271	$(4,204)	$(12,577)	$(36,999)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 123 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$1,355	$8,105
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	-
	-	-	1,355	8,105
Operating Expenses:
Voyage expenses	-	-	106	403
Vessel expenses	-	-	256	4,046
Charter hire expenses	-	-	-	-
Depreciation and amortization	-	-	352	3,669
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	715	8,119
Income/(loss) from Vessel Operations	-	-	641	(14)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	641	(14)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	641	(14)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	641	(14)
Reorganization Items, net	-	-	-	-
Income/(loss) before Income Taxes	-	-	641	(14)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$641	$(14)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 124 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Transbulk Carriers, Inc.		Troy Chartering Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$(2)	$1,194
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	12
	-	-	(2)	1,206
Operating Expenses:
Voyage expenses	-	-	0	12
Vessel expenses	-	-	(2)	463
Charter hire expenses	-	-	-	1,676
Depreciation and amortization	-	-	-	35
General and administrative	-	-	0	0
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	(2)	2,185
Income/(loss) from Vessel Operations	-	-	(0)	(979)
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	(0)	(979)
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	(0)	(979)
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	(0)	(979)
Reorganization Items, net	-	-	13,132	37,194
Income/(loss) before Income Taxes	-	-	(13,132)	(38,173)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(13,132)	$(38,173)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 125 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Troy Product Corporation		Urban Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$532	$6,062
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	-	(8)
	-	-	532	6,054
Operating Expenses:
Voyage expenses	-	-	8	(27)
Vessel expenses	-	-	13	60
Charter hire expenses	-	-	403	5,822
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	424	5,855
Income/(loss) from Vessel Operations	-	-	109	199
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	109	199
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	109	199
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	109	199
Reorganization Items, net	-	-	-	4,083
Income/(loss) before Income Taxes	-	-	109	(3,884)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$109	$(3,884)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 126 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Vega Tanker Corporation		View Tanker Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$83	$39
Time and bareboat charter revenues	-	-	-	4,686
Voyage charter revenues	-	-	667	2,103
	-	-	751	6,828
Operating Expenses:
Voyage expenses	-	-	183	1,245
Vessel expenses	-	80	7	70
Charter hire expenses	-	-	403	5,355
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	80	593	6,670
Income/(loss) from Vessel Operations	-	(80)	158	159
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	(80)	158	159
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	(80)	158	159
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	(80)	158	159
Reorganization Items, net	-	-	-	3,104
Income/(loss) before Income Taxes	-	(80)	158	(2,946)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$(80)	$158	$(2,946)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 127 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$-	$-
Time and bareboat charter revenues	-	-	-	-
Voyage charter revenues	-	-	1	3,831
	-	-	1	3,831
Operating Expenses:
Voyage expenses	-	-	-	1,978
Vessel expenses	-	-	-	7
Charter hire expenses	-	-	0	1,828
Depreciation and amortization	-	-	-	-
General and administrative	-	-	-	-
(Gain)/loss on disposal of vessels, including impairments	-	-	-	-
Total Operating Expenses	-	-	0	3,813
Income/(loss) from Vessel Operations	-	-	0	19
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	-	-	0	19
Other Income/(expense)	-	-	-	-
Income/(loss) before Interest Expense and Income Taxes	-	-	0	19
Interest Expense	-	-	-	-
Income/(loss) before Reorganization Items and Income Taxes	-	-	0	19
Reorganization Items, net	-	-	1,893	4,357
Income/(loss) before Income Taxes	-	-	(1,893)	(4,338)
Income Tax (Benefit)/Provision	-	-	-	-
Net Income/(Loss)	$-	$-	$(1,893)	$(4,338)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 128 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$-	$-	$16,945	$205,041
Time and bareboat charter revenues	-	-	33,282	423,844
Voyage charter revenues	-	-	49,161	534,605
	-	-	99,388	1,163,490
Operating Expenses:
Voyage expenses	-	-	25,668	288,265
Vessel expenses	-	(0)	25,908	302,412
Charter hire expenses	-	10	16,024	260,768
Depreciation and amortization	-	-	17,078	203,176
General and administrative	-	-	7,004	77,007
(Gain)/loss on disposal of vessels, including impairments	-	-	(79)	278,142
Total Operating Expenses	-	10	91,604	1,409,770
Income/(loss) from Vessel Operations	-	(10)	7,785	(246,280)
Equity in Income/(loss) of Affiliated Companies	-	-	5,113	47,887
Operating Income/(loss)	-	(10)	12,898	(198,393)
Other Income/(expense)	-	-	(2,019)	(16,494)
Income/(loss) before Interest Expense and Income Taxes	-	(10)	10,879	(214,887)
Interest Expense	-	-	(21)	(215)
Income/(loss) before Reorganization Items and Income Taxes	-	(10)	10,858	(215,102)
Reorganization Items, net	-	-	64,350	363,678
Income/(loss) before Income Taxes	-	(10)	(53,491)	(578,780)
Income Tax (Benefit)/Provision	-	-	8	(8,387)
Net Income/(Loss)	$-	$(10)	$(53,499)	$(570,394)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 129 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Eliminations		Consolidated Debtors
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$(727)	$(1,267)	$16,217	$203,773
Time and bareboat charter revenues	(421)	(9,198)	32,861	414,646
Voyage charter revenues	-	-	49,161	534,605
	(1,149)	(10,465)	98,240	1,153,025
Operating Expenses:
Voyage expenses	-	-	25,668	288,265
Vessel expenses	-	-	25,908	302,412
Charter hire expenses	(1,149)	(10,465)	14,876	250,303
Depreciation and amortization	-	-	17,078	203,176
General and administrative	-	-	7,004	77,007
(Gain)/loss on disposal of vessels, including impairments	-	-	(79)	278,142
Total Operating Expenses	(1,149)	(10,465)	90,454	1,399,305
Income/(loss) from Vessel Operations	-	-	7,786	(246,280)
Equity in Income/(loss) of Affiliated Companies	-	-	5,113	47,886
Operating Income/(loss)	-	-	12,899	(198,394)
Other Income/(expense)	-	-	(2,019)	(16,494)
Income/(loss) before Interest Expense and Income Taxes	-	-	10,880	(214,888)
Interest Expense	-	-	(21)	(216)
Income/(loss) before Reorganization Items and Income Taxes	-	-	10,859	(215,104)
Reorganization Items, net	-	-	64,350	363,678
Income/(loss) before Income Taxes	-	-	(53,490)	(578,782)
Income Tax (Benefit)/Provision	-	-	8	(8,387)
Net Income/(Loss)	$-	$-	$(53,498)	$(570,396)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 130 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Total Non-Debtors		Eliminations
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$162	$172	$-	$-
Time and bareboat charter revenues	-	117	-	-
Voyage charter revenues	-	(167)	-	-
	162	122	-	-
Operating Expenses:
Voyage expenses	-	(411)	-	-
Vessel expenses	-	473	-	-
Charter hire expenses	-	334	-	-
Depreciation and amortization	(100)	(695)	-	-
General and administrative	4,086	29,860	-	-
(Gain)/loss on disposal of vessels, including impairments	-	88	-	-
Total Operating Expenses	3,986	29,650	-	-
Income/(loss) from Vessel Operations	(3,824)	(29,528)	-	-
Equity in Income/(loss) of Affiliated Companies	-	-	-	-
Operating Income/(loss)	(3,824)	(29,528)	-	-
Other Income/(expense)	2,052	17,578	-	-
Income/(loss) before Interest Expense and Income Taxes	(1,771)	(11,949)	-	-
Interest Expense	-	0	-	-
Income/(loss) before Reorganization Items and Income Taxes	(1,771)	(11,949)	-	-
Reorganization Items, net	-	0	-	-
Income/(loss) before Income Taxes	(1,771)	(11,949)	-	-
Income Tax (Benefit)/Provision	220	337	-	-
Net Income/(Loss)	$(1,992)	$(12,286)	$-	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 131 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Statements of Operations

For the Periods from December 1 - 31, 2013 and from November 14, 2012 through December 31, 2013

	Consolidated Overseas Shipholding Group, Inc.
($000s)	December 1 - 31, 2013	November 14, 2012 - December 31, 2013

Shipping Revenues:

Pool revenues	$16,379	$203,945
Time and bareboat charter revenues	32,861	414,764
Voyage charter revenues	49,161	534,438
	98,401	1,153,147
Operating Expenses:
Voyage expenses	25,668	287,855
Vessel expenses	25,908	302,885
Charter hire expenses	14,876	250,637
Depreciation and amortization	16,978	202,481
General and administrative	11,090	106,867
(Gain)/loss on disposal of vessels, including impairments	(79)	278,230
Total Operating Expenses	94,441	1,428,955
Income/(loss) from Vessel Operations	3,960	(275,808)
Equity in Income/(loss) of Affiliated Companies	5,113	47,886
Operating Income/(loss)	9,073	(227,922)
Other Income/(expense)	34	1,084
Income/(loss) before Interest Expense and Income Taxes	9,107	(226,838)
Interest Expense	(21)	(216)
Income/(loss) before Reorganization Items and Income Taxes	9,086	(227,054)
Reorganization Items, net	64,350	363,678
Income/(loss) before Income Taxes	(55,264)	(590,732)
Income Tax (Benefit)/Provision	228	(8,050)
Net Income/(Loss)	$(55,492)	$(582,682)

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 132 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Overseas Shipholding Group, Inc.		OSG International, Inc.		OSG Bulk Ships, Inc.		1372 Tanker Corporation		Africa Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$320,126	$180,508	$3,986	$147,508	$46,300	$13,281	$-	$-	$-	$-
Voyage receivables	530	0	(990)	(756)	-	-	2,611	2,199	-	-
Other receivables	5,011	47	13,363	452	746	146	27	47	(1)	(1)
Inventory	-	-	-	-	-	-	-	3,905	-	-
Prepaid expenses and other current assets	16,696	1,518	(133)	-	-	-	75	150	18	112
Total Current Assets	342,364	182,073	16,227	147,204	47,046	13,426	2,713	6,301	18	111
Vessels and other property, less accumulated depreciation	-	-	-	153	-	-	50,585	47,589	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	2,212	1,723	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	153	-	-	52,797	49,312	-	-
Investments in Affiliated Companies	38	253	(2,998)	44,278	-	-	-	-	231,376	268,551
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	816,000	816,000	2,036,505	2,036,512	1,512,260	1,512,260	-	-	-	-
Intercompany loans receivable and accrued interest	267,376	274,359	180,732	137,906	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	331,328	352,780	339,231	339,233	986,889	986,888	16,336	16,336	259,313	259,313
Pre-petition Intercompany receivables from non-debtors	10,840	10,345	1,487,388	1,498,820	4,045	4,045	-	-	4,350	4,350
Post-petition intercompany receivables from non-debtors	-	436	-	15,383	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	32,842	-	51,783	-	43,646	-	1,290	-	-
Other Assets	0	9,168	6	10	237	130	21	(73)	-	-
Total Assets	$1,767,945	$1,678,257	$4,057,090	$4,271,281	$2,550,477	$2,560,396	$71,867	$73,166	$495,057	$532,326

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	8,019	318,770	-	505	55	2,523	1,150	223	-	-
Total Current Liabilities Not Subject to Compromise	8,019	318,770	-	505	55	2,523	1,150	223	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	79,190	-	52,793	-	502	-	-
Post-petition intercompany payables to non-debtors	-	-	-	31,827	-	5	-	3,767	-	-
Post-petition intercompany payables to other debtors	-	13,327	-	178,783	-	7,634	-	-	-	494
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	724,132	348,471	-	-	-	-	-	-	43	-
Total Liabilities Not Subject to Compromise	732,151	680,569	-	290,305	55	62,956	1,150	4,493	43	494

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	227,716	152,549	50,033	33	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,677	12,677	317,740	317,996	59,165	59,165	28,127	28,120	17	17
Pre-petition intercompany payables to other debtors	29,734	44,070	1,932,666	1,954,055	1,079,806	1,079,614	-	-	39	39
Other liabilities	2,018,557	2,022,218	509	772	2,210	3,609	47,035	45,786	-	-
Total Liabilities Subject to Compromise	2,060,968	2,078,965	2,478,631	2,425,372	1,191,215	1,142,422	75,161	73,906	56	56

Total Liabilities	2,793,118	2,759,534	2,478,631	2,715,677	1,191,270	1,205,378	76,311	78,398	99	550
Equity:
Total Equity	(1,025,174)	(1,081,278)	1,578,459	1,555,604	1,359,207	1,355,018	(4,444)	(5,233)	494,959	531,776
Total Liabilities and Equity	$1,767,945	$1,678,257	$4,057,090	$4,271,281	$2,550,477	$2,560,396	$71,867	$73,166	$495,057	$532,326

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 133 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Alcesmar Limited		Alcmar Limited		Alpha Suezmax Corporation		Alpha Tanker Corporation		Amalia Product Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,547	998	153	1,219	2,957	1,750	(62)	(64)	2,562	3,213
Other receivables	11	45	(24)	(2)	2,741	-	131	-	6	(35)
Inventory	-	-	-	-	-	-	-	-	38	-
Prepaid expenses and other current assets	21	54	21	55	528	-	-	-	388	64
Total Current Assets	1,579	1,097	150	1,272	6,226	1,750	69	(64)	2,995	3,242
Vessels and other property, less accumulated depreciation	34,822	15,027	34,750	15,323	228	-	-	-	51,954	48,304
Deferred drydock expenditures, net	674	114	401	187	1,800	-	-	-	1,747	1,215
Total Vessels, Deferred Drydock and Other Property	35,496	15,141	35,151	15,509	2,028	-	-	-	53,701	49,519
Investments in Affiliated Companies	300	300	600	300	-	-	-	-	601	601
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,930	3,930	7,926	7,926	6,502	6,502	157	157	6,826	6,826
Pre-petition Intercompany receivables from non-debtors	0	0	-	-	14	14	481	481	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	3,625	-	2,854	-	3,886	-	-	-	4,351
Other Assets	(13)	(15)	0	(21)	55	-	-	-	(1)	2
Total Assets	$41,292	$24,078	$43,827	$27,840	$14,825	$12,152	$707	$574	$64,121	$64,540

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	44	148	708	760	116	729	-	-	41	88
Total Current Liabilities Not Subject to Compromise	44	148	708	760	116	729	-	-	41	88

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	563	-	835	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	44	711	708	1,596	116	729	-	-	41	88

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,818	6,818	7,706	7,706	26,898	26,898	-	-	6,322	6,322
Pre-petition intercompany payables to other debtors	238	238	222	222	2,722	2,722	147	147	3	3
Other liabilities	19,883	19,695	19,883	19,695	-	13,450	-	-	-	-
Total Liabilities Subject to Compromise	26,940	26,751	27,811	27,623	29,620	43,070	147	147	6,325	6,325

Total Liabilities	26,984	27,462	28,519	29,218	29,736	43,799	147	147	6,366	6,413
Equity:
Total Equity	14,308	(3,384)	15,308	(1,378)	(14,912)	(31,647)	560	427	57,755	58,127
Total Liabilities and Equity	$41,292	$24,078	$43,827	$27,840	$14,825	$12,152	$707	$574	$64,121	$64,540

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 134 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Ambermar Product Carrier Corporation		Ambermar Tanker Corporation		Andromar Limited		Antigmar Limited		Aqua Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,417	-	(22)	-	1,480	1,506	270	1,198	455	449
Other receivables	14	449	-	-	20	30	(27)	17	3,779	4,038
Inventory	318	-	-	-	-	-	484	-	-	-
Prepaid expenses and other current assets	21	62	1,071	-	23	56	21	57	4,651	4,651
Total Current Assets	1,769	511	1,049	-	1,523	1,591	748	1,272	8,884	9,137
Vessels and other property, less accumulated depreciation	26,361	9,845	-	-	35,473	15,216	35,287	15,340	-	-
Deferred drydock expenditures, net	1,657	1,219	-	-	534	86	395	136	-	-
Total Vessels, Deferred Drydock and Other Property	28,018	11,064	-	-	36,006	15,303	35,682	15,476	-	-
Investments in Affiliated Companies	-	-	-	-	600	300	600	600	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	16,108	16,108	102	102	14,837	14,837	15,228	15,228	199	199
Pre-petition Intercompany receivables from non-debtors	-	-	783	783	1	1	-	-	440	440
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,735	-	1,318	-	3,326	-	3,114	-	-
Other Assets	33	24	-	(270)	(20)	(23)	(24)	(2)	-	-
Total Assets	$45,929	$32,442	$1,934	$1,933	$52,947	$35,334	$52,233	$35,688	$9,523	$9,776

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	374	70	4	-	928	60	469	108	57	113
Total Current Liabilities Not Subject to Compromise	374	70	4	-	928	60	469	108	57	113

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	763	-	977	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	3
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	374	70	4	-	928	823	469	1,085	57	116

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	17,078	17,078	-	-	16,388	16,388	17,540	17,540	1,979	1,979
Pre-petition intercompany payables to other debtors	335	335	840	840	226	226	241	241	18	18
Other liabilities	-	-	-	-	19,883	19,695	19,950	19,695	-	-
Total Liabilities Subject to Compromise	17,413	17,413	840	840	36,498	36,309	37,731	37,476	1,997	1,997

Total Liabilities	17,787	17,483	844	840	37,426	37,132	38,200	38,561	2,053	2,113
Equity:
Total Equity	28,142	14,959	1,090	1,093	15,521	(1,797)	14,033	(2,873)	7,470	7,663
Total Liabilities and Equity	$45,929	$32,442	$1,934	$1,933	$52,947	$35,334	$52,233	$35,688	$9,523	$9,776

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 135 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Aquarius Tanker Corporation		Ariadmar Limited		Aspro Tanker Corporation		Atalmar Limited		Athens Product Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,193	5	1,578	1,199	330	327	1,936	1,106	1,699	3,266
Other receivables	15	351	6	16	26	-	2	7	(4)	13
Inventory	150	-	-	-	-	-	182	365	323	817
Prepaid expenses and other current assets	273	-	29	54	31	-	23	54	19	64
Total Current Assets	2,631	356	1,612	1,268	386	327	2,143	1,534	2,037	4,159
Vessels and other property, less accumulated depreciation	-	-	35,133	15,027	-	-	35,037	15,051	41,872	40,057
Deferred drydock expenditures, net	-	-	762	246	-	-	726	288	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	35,895	15,272	-	-	35,762	15,339	41,872	40,057
Investments in Affiliated Companies	-	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,515	19,515	4,859	4,859	1,193	1,193	13,184	13,184	16	16
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	550	550	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,772	-	3,792	-	-	-	3,734	-	4,541
Other Assets	-	-	(37)	(1)	-	-	(114)	(20)	2	-
Total Assets	$22,146	$21,643	$42,631	$25,492	$2,130	$2,070	$50,976	$33,771	$43,926	$48,773

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	478	20	42	14	-	-	571	315	63	1,100
Total Current Liabilities Not Subject to Compromise	478	20	42	14	-	-	571	315	63	1,100

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	415	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	478	20	42	428	-	-	571	315	63	1,100

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,009	23,009	7,987	7,987	-	-	9,783	9,783	7,512	7,512
Pre-petition intercompany payables to other debtors	-	-	223	223	1,193	1,193	261	261	35,276	35,276
Other liabilities	-	2,343	19,883	19,695	-	-	-	-	-	-
Total Liabilities Subject to Compromise	23,009	25,352	28,093	27,905	1,193	1,193	10,045	10,045	42,788	42,788

Total Liabilities	23,487	25,371	28,135	28,333	1,193	1,193	10,616	10,360	42,851	43,888
Equity:
Total Equity	(1,340)	(3,728)	14,496	(2,841)	936	877	40,360	23,412	1,075	4,885
Total Liabilities and Equity	$22,146	$21,643	$42,631	$25,492	$2,130	$2,070	$50,976	$33,771	$43,926	$48,773

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 136 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Atlas Chartering Corporation		Aurora Shipping Corporation		Avila Tanker Corporation		Batangas Tanker Corporation		Beta Aframax Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	904	10	3,187	632	171	169	-	1,521	697	444
Other receivables	-	87	28	104	(53)	-	-	(1)	13	-
Inventory	433	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	605	0	96	138	221	-	-	68	44	-
Total Current Assets	1,941	97	3,311	873	339	169	-	1,588	753	444
Vessels and other property, less accumulated depreciation	-	-	38,944	36,603	-	-	59,564	70,980	141	-
Deferred drydock expenditures, net	-	-	1,486	1,001	-	-	-	-	65	-
Total Vessels, Deferred Drydock and Other Property	-	-	40,429	37,603	-	-	59,564	70,980	206	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	22,309	22,309	12,328	12,328	1,271	1,271	22,063	22,063	10,281	9,741
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	299	299	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,706	-	2,741	-	-	-	-	-	-
Other Assets	(9)	-	(37)	0	-	-	-	-	105	-
Total Assets	$24,241	$24,112	$56,032	$53,546	$1,611	$1,440	$81,926	$94,930	$11,345	$10,185

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	59	1	321	234	249	-	-	118	609	27
Total Current Liabilities Not Subject to Compromise	59	1	321	234	249	-	-	118	609	27

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	12,777	-	319
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	(854)	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	59	1	321	234	249	-	-	12,894	(245)	346

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	57,592	57,592	-	-
Pre-petition intercompany payables to non-debtors	25,381	25,381	6,453	6,453	-	-	24,229	24,229	15,430	15,430
Pre-petition intercompany payables to other debtors	365	365	7	7	1,208	1,208	5	5	341	341
Other liabilities	-	4,375	-	-	-	-	-	-	-	30,823
Total Liabilities Subject to Compromise	25,746	30,121	6,460	6,460	1,208	1,208	81,826	81,826	15,771	46,594

Total Liabilities	25,805	30,122	6,782	6,695	1,457	1,208	81,826	94,720	15,526	46,940
Equity:
Total Equity	(1,564)	(6,010)	49,250	46,852	154	232	100	210	(4,181)	(36,755)
Total Liabilities and Equity	$24,241	$24,112	$56,032	$53,546	$1,611	$1,440	$81,926	$94,930	$11,345	$10,185

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 137 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Brooklyn Product Tanker Corporation		Cabo Hellas Limited		Cabo Sounion Limited		Caribbean Tanker Corporation		Carina Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	710	-	195	790	205	-	887	1,566	908	230
Other receivables	(3)	-	22	(3)	(9)	(18)	908	7	-	-
Inventory	-	-	-	-	-	-	344	909	752	0
Prepaid expenses and other current assets	-	-	47	82	33	70	54	70	3	(0)
Total Current Assets	707	-	264	870	230	53	2,194	2,551	1,662	230
Vessels and other property, less accumulated depreciation	-	-	36,005	33,752	37,294	35,645	22,147	5,043	-	-
Deferred drydock expenditures, net	-	-	358	1,713	306	1,632	789	855	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	36,364	35,465	37,600	37,277	22,935	5,898	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,827	2,827	26,270	26,270	27,240	27,240	28,974	28,974	18,588	18,588
Pre-petition Intercompany receivables from non-debtors	25,270	25,270	4	4	3	3	18	18	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	451	-	248	-	-	-	398	-	1,951
Other Assets	(3)	(1)	-	0	(41)	1	14	(3)	-	-
Total Assets	$28,802	$28,548	$62,901	$62,857	$65,032	$64,574	$54,135	$37,835	$20,251	$20,769

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	279	1	461	1,461	489	585	651	644	19	28
Total Current Liabilities Not Subject to Compromise	279	1	461	1,461	489	585	651	644	19	28

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	563	-	759	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	279	1	461	1,461	489	1,148	651	1,403	19	28

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	370	370	3,342	3,342	2,979	2,979	20,445	20,445	24,230	24,230
Pre-petition intercompany payables to other debtors	47,640	47,620	17,008	17,008	17,774	17,774	3,073	3,073	-	-
Other liabilities	-	0	-	-	-	-	-	-	-	4,100
Total Liabilities Subject to Compromise	48,010	47,990	20,350	20,350	20,753	20,753	23,518	23,518	24,230	28,330

Total Liabilities	48,289	47,992	20,811	21,811	21,242	21,901	24,169	24,921	24,249	28,358
Equity:
Total Equity	(19,488)	(19,444)	42,091	41,046	43,790	42,673	29,966	12,914	(3,998)	(7,589)
Total Liabilities and Equity	$28,802	$28,548	$62,901	$62,857	$65,032	$64,574	$54,135	$37,835	$20,251	$20,769

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 138 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Carl Product Corporation		Concept Tanker Corporation		Crown Tanker Corporation		Delphina Tanker Corporation		Delta Aframax Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$1	$1
Voyage receivables	2,622	1,989	1,991	1,367	90	0	-	-	758	939
Other receivables	11	(11)	-	-	-	-	-	-	4	20
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	33	63	241	322	-	-	-	-	42	84
Total Current Assets	2,667	2,041	2,232	1,689	90	0	-	-	805	1,044
Vessels and other property, less accumulated depreciation	51,896	48,363	-	-	-	-	-	-	56,274	53,616
Deferred drydock expenditures, net	1,873	1,315	-	-	-	-	-	-	43	224
Total Vessels, Deferred Drydock and Other Property	53,768	49,679	-	-	-	-	-	-	56,317	53,840
Investments in Affiliated Companies	612	-	300	300	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	6,388	6,388	7,495	7,495	431	431	-	-	3,875	3,875
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	5,298	-	1,079	-	129	-	-	-	704
Other Assets	(58)	69	-	-	-	-	-	-	(47)	1
Total Assets	$63,377	$63,475	$10,027	$10,562	$522	$560	$-	$-	$60,949	$59,464

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	102	1,197	-	-	-	-	-	-	660	332
Total Current Liabilities Not Subject to Compromise	102	1,197	-	-	-	-	-	-	660	332

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	717
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	493	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	102	1,197	493	-	-	-	-	-	660	1,049

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,327	6,327	11,522	11,522	83	83	-	-	7,653	7,649
Pre-petition intercompany payables to other debtors	2	2	1	1	18	18	-	-	2	2
Other liabilities	-	-	-	2,726	10	10	-	-	36,791	35,714
Total Liabilities Subject to Compromise	6,330	6,330	11,523	14,249	111	111	-	-	44,446	43,364

Total Liabilities	6,431	7,527	12,015	14,249	111	111	-	-	45,105	44,413
Equity:
Total Equity	56,946	55,947	(1,989)	(3,687)	410	449	-	-	15,844	15,051
Total Liabilities and Equity	$63,377	$63,475	$10,027	$10,562	$522	$560	$-	$-	$60,949	$59,464

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 139 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	DHT Ania Aframax Corp.		DHT Ann VLCC Corp.		DHT Cathy Aframax Corp.		DHT Chris VLCC Corp.		DHT Rebecca Aframax Corp.
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(40)	-	3,455	64	1,711	306	2,422	48	243	238
Other receivables	(15)	-	687	-	883	-	44	-	373	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	(60)	-	579	-	409	0	479	-	-	-
Total Current Assets	(115)	-	4,721	64	3,003	306	2,945	48	616	238
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	1,477	1,477	31,966	31,966	14,591	14,591	26,495	26,495	1,106	1,106
Pre-petition Intercompany receivables from non-debtors	119	119	1,186	1,186	66	66	1,332	1,332	835	835
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	3,050	-	1,095	-	2,711	-	51
Other Assets	-	-	(1)	-	(5)	(15)	-	-	51	-
Total Assets	$1,481	$1,596	$37,873	$36,266	$17,655	$16,043	$30,772	$30,585	$2,608	$2,230

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	285	-	-	44	100	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	285	-	-	44	100	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	59	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	59	285	-	-	44	100	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	1,337	1,341	28,300	27,613	18,440	17,564	22,718	22,394	1,046	673
Pre-petition intercompany payables to other debtors	-	-	-	-	1	1	955	955	835	835
Other liabilities	-	45	-	380	-	-	-	334	-	-
Total Liabilities Subject to Compromise	1,337	1,386	28,300	27,993	18,441	17,565	23,673	23,683	1,881	1,508

Total Liabilities	1,337	1,445	28,585	27,993	18,441	17,609	23,773	23,683	1,881	1,508
Equity:
Total Equity	144	151	9,288	8,274	(786)	(1,567)	6,999	6,903	727	722
Total Liabilities and Equity	$1,481	$1,596	$37,873	$36,266	$17,655	$16,043	$30,772	$30,585	$2,608	$2,230

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 140 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	DHT Regal Unity VLCC Corp.		DHT Sophie Aframax Corp.		Dignity Chartering Corporation		Edindun Shipping Corporation		Eighth Aframax Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,247	15	581	315	3,016	97	-	-	1,427	1,386
Other receivables	750	-	865	-	8	-	-	-	33	23
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	(31)	-	511	-	-	-	46	82
Total Current Assets	1,997	15	1,415	315	3,534	97	-	-	1,506	1,491
Vessels and other property, less accumulated depreciation	-	-	-	-	483	-	-	-	23,283	21,882
Deferred drydock expenditures, net	-	-	-	-	1,422	-	-	-	1,671	1,214
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	1,905	-	-	-	24,954	23,096
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,664	10,664	10,543	10,543	9,160	9,160	-	-	7,170	7,170
Pre-petition Intercompany receivables from non-debtors	2,601	2,601	8	8	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,207	-	163	-	2,094	-	-	-	1,330
Other Assets	-	-	0	-	26	23	-	-	85	86
Total Assets	$15,262	$14,487	$11,965	$11,029	$14,624	$11,372	$-	$-	$33,715	$33,172

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	7	-	162	4	-	-	119	102
Total Current Liabilities Not Subject to Compromise	-	-	7	-	162	4	-	-	119	102

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	7	-	162	4	-	-	119	102

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	16,475	15,769	12,505	11,677	26,406	26,407	-	-	32,826	32,826
Pre-petition intercompany payables to other debtors	-	-	-	-	0	0	-	-	7	7
Other liabilities	-	213	-	-	-	32,550	-	-	-	(0)
Total Liabilities Subject to Compromise	16,475	15,982	12,505	11,677	26,407	58,957	-	-	32,833	32,833

Total Liabilities	16,475	15,982	12,512	11,677	26,569	58,962	-	-	32,952	32,935
Equity:
Total Equity	(1,213)	(1,495)	(547)	(648)	(11,944)	(47,589)	-	-	763	237
Total Liabilities and Equity	$15,262	$14,487	$11,965	$11,029	$14,624	$11,372	$-	$-	$33,715	$33,172

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 141 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Epsilon Aframax Corporation		First Chemical Carrier Corporation		First LPG Tanker Corporation		First Union Tanker Corporation		Fourth Aframax Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,703	1,706	22	19	287	287	2,635	4,164	924	1,888
Other receivables	73	35	-	-	0	0	7	11	53	28
Inventory	-	-	-	-	(0)	(0)	-	-	893	370
Prepaid expenses and other current assets	42	90	335	3	0	0	107	145	216	71
Total Current Assets	1,819	1,833	357	22	288	288	2,749	4,320	2,086	2,356
Vessels and other property, less accumulated depreciation	56,928	54,468	-	-	-	-	38,368	20,154	21,167	5,114
Deferred drydock expenditures, net	-	-	-	-	-	-	2,032	910	1,676	818
Total Vessels, Deferred Drydock and Other Property	56,928	54,468	-	-	-	-	40,401	21,065	22,843	5,932
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,383	2,383	5,755	5,755	7,053	7,053	21,750	21,750	30,407	30,407
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	117	117	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	537	-	-	-	-	-	-	-	4,842
Other Assets	108	-	-	-	-	-	421	62	107	130
Total Assets	$61,238	$59,220	$6,113	$5,777	$7,341	$7,341	$65,438	$47,314	$55,442	$43,666

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	423	180	2,054	2	995	995	525	216	65	532
Total Current Liabilities Not Subject to Compromise	423	180	2,054	2	995	995	525	216	65	532

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	748	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	425	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	908	-	-	-	1,116	-	1,557
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	423	1,354	2,054	910	995	995	525	1,331	65	2,089

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	7,606	7,606	8,117	8,117	5,815	5,815	11,373	11,407	22,491	22,528
Pre-petition intercompany payables to other debtors	34	34	-	-	-	-	10	10	3,432	3,432
Other liabilities	36,792	35,715	-	-	-	-	-	-	-	306
Total Liabilities Subject to Compromise	44,432	43,355	8,117	8,117	5,815	5,815	11,383	11,417	25,923	26,266

Total Liabilities	44,854	44,709	10,170	9,027	6,810	6,810	11,908	12,749	25,988	28,355
Equity:
Total Equity	16,383	14,512	(4,058)	(3,250)	531	531	53,530	34,565	29,454	15,311
Total Liabilities and Equity	$61,238	$59,220	$6,113	$5,777	$7,341	$7,341	$65,438	$47,314	$55,442	$43,666

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 142 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Front President Inc.		Goldmar Limited		GPC Aframax Corporation		Grace Chartering Corporation		International Seaways, Inc.
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$1	$1	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,991	4,739	2,099	2,737	1,818	107	1,564	(1)	5,877	9,622
Other receivables	179	37	0	19	25	13	-	123	75	76
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	90	146	33	64	470	-	242	-	917	2,781
Total Current Assets	3,261	4,923	2,132	2,820	2,312	120	1,806	122	6,869	12,479
Vessels and other property, less accumulated depreciation	105,641	101,093	34,252	31,868	77	99	-	-	-	-
Deferred drydock expenditures, net	-	189	1,546	1,382	16	-	-	-	-	983
Total Vessels, Deferred Drydock and Other Property	105,641	101,282	35,798	33,250	93	99	-	-	-	983
Investments in Affiliated Companies	-	-	641	641	-	-	300	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	65,978	65,978	19,307	19,307	1,460	1,460	6,486	6,486	15,356	15,356
Pre-petition Intercompany receivables from non-debtors	0	0	8	8	9,871	9,871	2	2	49	49
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,723	-	3,575	-	670	-	1,917	-	1,340
Other Assets	61	-	67	(1)	(185)	(43)	-	-	-	(40)
Total Assets	$174,942	$173,906	$57,955	$59,601	$13,551	$12,177	$8,594	$8,527	$22,274	$30,167

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	239	139	39	401	224	408	-	1	5	810
Total Current Liabilities Not Subject to Compromise	239	139	39	401	224	408	-	1	5	810

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	773	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	736	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	569	-	-	-	10,675
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	(1,626)	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	52
Total Liabilities Not Subject to Compromise	239	1,649	39	401	(1,402)	977	-	1	5	11,537

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	12,424	12,424	5,499	5,499	21,856	21,856	9,511	9,511	21,891	21,891
Pre-petition intercompany payables to other debtors	3	3	11,659	11,659	1	1	-	-	7,825	7,825
Other liabilities	68,723	66,713	-	-	-	20,304	-	879	0	-
Total Liabilities Subject to Compromise	81,150	79,139	17,158	17,158	21,857	42,161	9,511	10,391	29,716	29,716

Total Liabilities	81,389	80,788	17,198	17,559	20,455	43,138	9,511	10,392	29,721	41,253
Equity:
Total Equity	93,553	93,118	40,757	42,041	(6,905)	(30,961)	(918)	(1,865)	(7,448)	(11,086)
Total Liabilities and Equity	$174,942	$173,906	$57,955	$59,601	$13,551	$12,177	$8,594	$8,527	$22,274	$30,167

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 143 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Jademar Limited		Joyce Car Carrier Corporation		Juneau Tanker Corporation		Kimolos Tanker Corporation		Kythnos Chartering Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,067	2,741	-	-	-	-	2,143	2,356	1,368	2,524
Other receivables	21	(34)	(19)	-	-	-	21	(8)	42	45
Inventory	-	-	-	-	-	-	524	743	216	213
Prepaid expenses and other current assets	29	66	0	-	-	-	240	266	263	64
Total Current Assets	2,116	2,773	(19)	-	-	-	2,928	3,357	1,889	2,846
Vessels and other property, less accumulated depreciation	35,721	33,187	-	-	-	-	982	782	35,080	33,499
Deferred drydock expenditures, net	1,321	1,039	-	-	-	-	164	761	-	103
Total Vessels, Deferred Drydock and Other Property	37,042	34,226	-	-	-	-	1,146	1,543	35,080	33,602
Investments in Affiliated Companies	420	420	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	33,198	33,198	27,330	27,330	10,114	10,114	13,389	13,389	18,822	18,822
Pre-petition Intercompany receivables from non-debtors	5,584	5,584	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,174	-	-	-	-	-	-	-	3,495
Other Assets	(34)	-	(198)	4	-	-	(22)	(1)	(20)	(20)
Total Assets	$78,326	$80,375	$27,112	$27,333	$10,114	$10,114	$17,441	$18,288	$55,771	$58,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	53	400	56	0	-	-	719	910	99	539
Total Current Liabilities Not Subject to Compromise	53	400	56	0	-	-	719	910	99	539

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	150	-	-	-	1,074	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	53	400	56	150	-	-	719	1,984	99	539

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,402	6,402	5,554	5,554	-	-	23,413	23,413	15,205	15,205
Pre-petition intercompany payables to other debtors	32,050	32,050	4	4	8,114	8,114	5	5	-	-
Other liabilities	-	-	-	81	-	-	-	14,130	-	-
Total Liabilities Subject to Compromise	38,453	38,453	5,558	5,640	8,114	8,114	23,418	37,548	15,205	15,205

Total Liabilities	38,506	38,853	5,614	5,790	8,114	8,114	24,137	39,532	15,304	15,744
Equity:
Total Equity	39,820	41,522	21,498	21,543	2,000	2,000	(6,696)	(21,244)	40,468	43,001
Total Liabilities and Equity	$78,326	$80,375	$27,112	$27,333	$10,114	$10,114	$17,441	$18,288	$55,771	$58,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 144 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Leo Tanker Corporation		Leyte Product Tanker Corporation		Limar Charter Corporation		Luxmar Product Tanker Corporation		Luxmar Tanker LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	2,865	76	2,668	2,145	812	-	410	1,589	0	-
Other receivables	-	145	23	5	27	-	-	(5)	12	-
Inventory	259	-	479	-	206	-	52	544	-	-
Prepaid expenses and other current assets	273	-	27	74	246	-	(9)	58	-	-
Total Current Assets	3,397	221	3,198	2,224	1,290	-	454	2,187	12	-
Vessels and other property, less accumulated depreciation	-	-	55,430	52,996	199	-	23,904	6,365	-	-
Deferred drydock expenditures, net	-	-	-	-	3,322	-	482	940	0	-
Total Vessels, Deferred Drydock and Other Property	-	-	55,430	52,996	3,521	-	24,386	7,305	0	-
Investments in Affiliated Companies	-	-	-	904	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,471	19,471	6,981	6,981	8,467	8,467	24,007	24,007	56,792	56,792
Pre-petition Intercompany receivables from non-debtors	-	-	11	11	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	2,146	-	2,866	-	347	-	-	-	-
Other Assets	-	-	30	(10)	(26)	(11)	-	(6)	13	58
Total Assets	$22,868	$21,837	$65,649	$65,972	$13,253	$8,803	$48,847	$33,493	$56,818	$56,850

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	745	2	1,398	160	1,021	407	636	320	121	56
Total Current Liabilities Not Subject to Compromise	745	2	1,398	160	1,021	407	636	320	121	56

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	137	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	349	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,445	-	241
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	972	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	60	-	-	-	-	-
Total Liabilities Not Subject to Compromise	745	2	1,398	645	2,053	407	636	1,765	121	297

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,812	23,812	25,031	25,031	26,414	26,414	24,205	24,205	568	568
Pre-petition intercompany payables to other debtors	-	-	267	267	9	9	11,407	11,407	31,784	31,784
Other liabilities	-	2,421	41,435	40,894	-	5,232	-	-	-	-
Total Liabilities Subject to Compromise	23,812	26,233	66,734	66,192	26,423	31,655	35,612	35,612	32,351	32,351

Total Liabilities	24,557	26,235	68,131	66,837	28,476	32,062	36,248	37,377	32,472	32,648
Equity:
Total Equity	(1,689)	(4,399)	(2,482)	(866)	(15,223)	(23,259)	12,600	(3,884)	24,346	24,202
Total Liabilities and Equity	$22,868	$21,837	$65,649	$65,972	$13,253	$8,803	$48,847	$33,493	$56,818	$56,850

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 145 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Majestic Tankers Corporation		Oak Tanker Corporation		Maremar Product Tanker Corporation		Maremar Tanker LLC		Marilyn Vessel Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	2,926	3,845	(430)	4,502	-	-	3,112	865	-	-
Other receivables	21	30	86	133	-	-	427	(3)	-	-
Inventory	-	-	-	-	-	-	198	-	-	-
Prepaid expenses and other current assets	86	145	62	157	-	-	36	2	-	-
Total Current Assets	3,032	4,021	(282)	4,792	-	-	3,772	864	-	-
Vessels and other property, less accumulated depreciation	40,698	19,220	141,583	135,532	-	-	24,600	7,750	-	-
Deferred drydock expenditures, net	2,099	648	-	-	-	-	310	-	-	-
Total Vessels, Deferred Drydock and Other Property	42,797	19,868	141,583	135,532	-	-	24,910	7,750	-	-
Investments in Affiliated Companies	-	-	3,629	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	11,354	11,354	40	40	99	99	40,336	40,336	901	901
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	52	52
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,533	-	12	-	3,335	-	-
Other Assets	(2)	(0)	-	-	9	-	(216)	52	-	-
Total Assets	$57,181	$35,242	$144,970	$141,898	$108	$111	$68,802	$52,337	$953	$953

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	461	221	424	83	-	-	726	182	-	-
Total Current Liabilities Not Subject to Compromise	461	221	424	83	-	-	726	182	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	977	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	541	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	1,367	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	461	1,587	424	1,601	-	-	726	182	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	10,471	10,471	14,674	14,674	7	7	435	435	-	-
Pre-petition intercompany payables to other debtors	16	16	44,979	44,979	1	1	30,577	30,577	-	-
Other liabilities	-	-	85,862	83,328	-	-	-	-	-	-
Total Liabilities Subject to Compromise	10,487	10,487	145,514	142,981	8	8	31,011	31,011	-	-

Total Liabilities	10,949	12,075	145,938	144,581	8	8	31,738	31,194	-	-
Equity:
Total Equity	46,232	23,168	(968)	(2,683)	100	103	37,064	21,143	953	953
Total Liabilities and Equity	$57,181	$35,242	$144,970	$141,898	$108	$111	$68,802	$52,337	$953	$953

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 146 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Maritrans General Partner Inc.		Maritrans Operating Company L.P.		Milos Product Tanker Corporation		Mindanao Tanker Corporation		Mykonos Tanker LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	1,078	1,518	-	-	881	3,532
Other receivables	-	-	-	-	(12)	12	-	-	-	459
Inventory	-	-	-	-	733	533	-	-	55	488
Prepaid expenses and other current assets	-	-	-	-	25	64	-	-	24	50
Total Current Assets	-	-	-	-	1,824	2,127	-	-	959	4,528
Vessels and other property, less accumulated depreciation	-	-	-	-	42,284	40,423	34,414	54,029	47,429	45,176
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	85
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	42,284	40,423	34,414	54,029	47,429	45,261
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	(385)	(385)	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	53,629	53,629	0	0	5	5	47,635	47,615
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	135	135	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	4,864	-	-	-	4,610
Other Assets	-	-	-	-	-	-	-	-	-	3
Total Assets	$(385)	$(385)	$53,629	$53,629	$44,109	$47,414	$34,554	$54,169	$96,023	$102,017

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	114	725	-	-	277	574
Total Current Liabilities Not Subject to Compromise	-	-	-	-	114	725	-	-	277	574

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	10,800	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	8,814	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	114	725	-	19,615	277	574

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	33,894	33,894	-	-
Pre-petition intercompany payables to non-debtors	-	-	7	7	22,672	22,672	345	345	47,682	47,682
Pre-petition intercompany payables to other debtors	146	146	-	-	19,387	19,387	214	214	26,607	26,607
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	146	146	7	7	42,059	42,059	34,454	34,454	74,289	74,289

Total Liabilities	146	146	7	7	42,173	42,784	34,454	54,069	74,566	74,863
Equity:
Total Equity	(531)	(531)	53,622	53,622	1,936	4,629	100	100	21,457	27,154
Total Liabilities and Equity	$(385)	$(385)	$53,629	$53,629	$44,109	$47,414	$34,554	$54,169	$96,023	$102,017

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 147 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Nedimar Charter Corporation		Maple Tanker Corporation		Ocean Bulk Ships, Inc.		Oceania Tanker Corporation		OSG 192 LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$1	$1	$-	$-	$-	$-	$-	$-
Voyage receivables	1,553	(9)	(234)	4,201	-	-	2,100	-	(20)	-
Other receivables	(5)	(5)	115	117	-	-	114	73	-	0
Inventory	333	-	-	-	-	-	-	878	-	-
Prepaid expenses and other current assets	256	0	61	155	-	-	96	167	9	29
Total Current Assets	2,137	(14)	(57)	4,474	-	-	2,310	1,117	(11)	29
Vessels and other property, less accumulated depreciation	47	-	138,736	132,781	-	-	79,751	46,070	9,219	7,449
Deferred drydock expenditures, net	1,379	-	-	-	-	-	168	-	796	910
Total Vessels, Deferred Drydock and Other Property	1,426	-	138,736	132,781	-	-	79,920	46,070	10,015	8,358
Investments in Affiliated Companies	-	-	3,788	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	12,466	12,466	422	422	-	-	84,867	84,867	24,239	24,239
Pre-petition Intercompany receivables from non-debtors	2	2	0	0	-	-	-	-	3,001	3,001
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	715	-	2,021	-	-	-	-	-	8,294
Other Assets	(41)	(2)	68	-	-	-	-	-	-	-
Total Assets	$15,991	$13,167	$142,957	$139,698	$-	$-	$167,097	$132,055	$37,244	$43,922

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	591	4	325	60	-	-	102	61	440	953
Total Current Liabilities Not Subject to Compromise	591	4	325	60	-	-	102	61	440	953

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	772	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	543	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	438	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	1,339	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	197	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	2,127	4	325	1,375	-	-	102	500	440	953

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	24,337	24,337	16,128	16,128	-	-	10,310	10,292	52	52
Pre-petition intercompany payables to other debtors	9	9	46,972	46,972	15	15	360	360	14,899	14,899
Other liabilities	-	5,946	83,617	81,149	-	-	-	-	-	-
Total Liabilities Subject to Compromise	24,346	30,292	146,717	144,249	15	15	10,670	10,652	14,950	14,950

Total Liabilities	26,473	30,296	147,042	145,624	15	15	10,772	11,151	15,391	15,903
Equity:
Total Equity	(10,482)	(17,129)	(4,085)	(5,926)	(15)	(15)	156,325	120,904	21,853	28,019
Total Liabilities and Equity	$15,991	$13,167	$142,957	$139,698	$-	$0	$167,097	$132,055	$37,244	$43,922

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 148 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG 209 LLC		OSG 214 LLC		OSG 215 Corporation		OSG 242 LLC		OSG 243 LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	(9)	-	34	-	-	-	1,551	5	1,820	499
Other receivables	265	0	298	0	-	-	284	-	60	-
Inventory	-	-	-	-	-	-	315	-	166	-
Prepaid expenses and other current assets	5	36	5	31	-	-	5	35	15	39
Total Current Assets	261	36	337	32	-	-	2,155	40	2,061	538
Vessels and other property, less accumulated depreciation	22,021	20,115	18,892	17,112	-	-	29,890	27,706	31,327	29,151
Deferred drydock expenditures, net	1,099	516	1,762	400	-	-	746	96	703	755
Total Vessels, Deferred Drydock and Other Property	23,121	20,631	20,653	17,513	-	-	30,636	27,802	32,030	29,907
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	24,400	24,400	14,836	14,836	124	124	29,932	29,932	2,761	2,761
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	25,647	25,647
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	10,274	-	10,716	-	-	-	19,970	-	35,411
Other Assets	19	319	-	-	-	-	17	-	(94)	(50)
Total Assets	$47,801	$55,660	$35,826	$43,096	$124	$124	$62,739	$77,745	$62,405	$94,214

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	464	484	398	959	-	-	1,084	1,427	20	1,249
Total Current Liabilities Not Subject to Compromise	464	484	398	959	-	-	1,084	1,427	20	1,249

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	18,358
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	464	484	398	959	-	-	1,084	1,427	20	19,607

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	54	54	50	50	-	-	58	58	70	70
Pre-petition intercompany payables to other debtors	11,106	11,106	8,902	8,902	124	124	8,725	8,725	10,001	10,001
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,160	11,160	8,951	8,951	124	124	8,783	8,783	10,070	10,070

Total Liabilities	11,624	11,644	9,349	9,910	124	124	9,867	10,210	10,090	29,677
Equity:
Total Equity	36,177	44,016	26,477	33,186	(0)	(0)	52,872	67,536	52,314	64,537
Total Liabilities and Equity	$47,801	$55,660	$35,826	$43,096	$124	$124	$62,739	$77,745	$62,405	$94,214

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 149 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG 244 LLC		OSG 252 LLC		OSG 254 LLC		OSG 300 LLC		OSG 400 LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	68	5	1,600	19	-	(32)	-	-	-	-
Other receivables	276	-	328	-	247	55	-	-	-	-
Inventory	-	-	278	-	-	-	-	-	-	-
Prepaid expenses and other current assets	5	32	5	33	5	33	-	-	-	-
Total Current Assets	350	38	2,211	52	252	56	-	-	-	-
Vessels and other property, less accumulated depreciation	16,006	13,770	18,995	16,846	21,186	18,742	-	-	-	-
Deferred drydock expenditures, net	1,102	1,988	1,152	79	1,870	1,496	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	17,108	15,758	20,147	16,925	23,056	20,238	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	27,376	27,376	18,417	18,417	22,276	22,276	84	84	4,141	4,141
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	18,323	18,323
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	8,683	-	16,293	-	11,435	-	-	-	-
Other Assets	-	-	(7)	-	-	-	-	-	532	771
Total Assets	$44,834	$51,854	$40,769	$51,688	$45,584	$54,005	$84	$84	$22,996	$23,235

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	474	559	386	604	1	50	-	-	(1)	-
Total Current Liabilities Not Subject to Compromise	474	559	386	604	1	50	-	-	(1)	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	20
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	474	559	386	604	1	50	-	-	(1)	20

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	51	51	53	53	55	55	-	-	50	50
Pre-petition intercompany payables to other debtors	11,421	11,421	1,872	1,872	5,994	5,994	-	-	6,183	6,183
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	11,472	11,472	1,925	1,925	6,048	6,048	-	-	6,233	6,233

Total Liabilities	11,946	12,031	2,312	2,529	6,050	6,098	-	-	6,232	6,254
Equity:
Total Equity	32,888	39,824	38,457	49,159	39,535	47,908	84	84	16,764	16,982
Total Liabilities and Equity	$44,834	$51,854	$40,769	$51,688	$45,584	$54,005	$84	$84	$22,996	$23,235

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 150 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG America L.P.		OSG America LLC		OSG America Operating Company LLC		OSG Car Carriers, Inc.		OSG Clean Products International, Inc.
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$23,350	$233,183	$-	$-	$-	$-
Voyage receivables	-	-	-	-	(1,501)	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	(1)	-	-	-	-	-
Total Current Assets	-	-	-	-	21,847	233,183	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	995	3,535	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	64,617	59,417	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	0	0	423,001	423,001	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	458	458	834,346	834,346	6,682	6,682	100	100
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	1	1	205	205	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	55,522	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$-	$-	$459	$459	$1,344,807	$1,609,005	$6,887	$6,887	$100	$100

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	16	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	-	-	-	-	16	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	2,237	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	1	-	259,488	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	1	16	261,725	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	134,975	134,975	0	0	-	-
Pre-petition intercompany payables to other debtors	79	79	-	-	686,794	686,794	6,899	6,899	-	-
Other liabilities	-	-	-	-	302	302	-	-	-	-
Total Liabilities Subject to Compromise	79	79	-	-	822,070	822,070	6,899	6,899	-	-

Total Liabilities	79	79	-	1	822,086	1,083,795	6,899	6,899	-	-
Equity:
Total Equity	(79)	(79)	459	458	522,721	525,209	(13)	(13)	100	100
Total Liabilities and Equity	$-	$-	$459	$459	$1,344,807	$1,609,005	$6,887	$6,887	$100	$100

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 151 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG Columbia LLC		OSG Constitution LLC		OSG Courageous LLC		OSG Delaware Bay Lightering LLC		OSG Discovery LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	5,421	3,092	-	-
Other receivables	26	26	-	-	10	15	63	410	-	80
Inventory	-	-	-	-	-	-	710	997	-	-
Prepaid expenses and other current assets	4	20	-	-	4	34	47	298	-	-
Total Current Assets	29	45	-	-	14	49	6,241	4,797	-	80
Vessels and other property, less accumulated depreciation	7,024	6,546	-	-	30,264	29,226	382,438	367,669	-	-
Deferred drydock expenditures, net	602	77	-	-	-	161	-	594	-	-
Total Vessels, Deferred Drydock and Other Property	7,626	6,623	-	-	30,264	29,387	382,438	368,263	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,435	2,435	1,070	1,070	2,062	2,062	15,144	15,144	1,272	1,272
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	104,456	104,456	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	48,646	-	855
Other Assets	-	-	0	(0)	(2)	(0)	0	(12)	-	-
Total Assets	$10,091	$9,104	$1,070	$1,070	$32,339	$31,497	$508,278	$541,294	$1,272	$2,207

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	125	102	2	3	140	156	598	425	21	-
Total Current Liabilities Not Subject to Compromise	125	102	2	3	140	156	598	425	21	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3,249	-	2	-	3,437	-	12,776	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	125	3,351	2	5	140	3,593	598	13,201	21	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	33	33	32	32	1	1	380	380	-	-
Pre-petition intercompany payables to other debtors	9,323	9,323	4,544	4,544	17,212	17,212	88,794	88,794	508	508
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	9,355	9,355	4,576	4,576	17,213	17,213	89,174	89,174	508	508

Total Liabilities	9,480	12,707	4,579	4,582	17,353	20,806	89,772	102,375	529	508
Equity:
Total Equity	611	(3,603)	(3,508)	(3,511)	14,986	10,691	418,506	438,920	743	1,698
Total Liabilities and Equity	$10,091	$9,104	$1,070	$1,070	$32,339	$31,497	$508,278	$541,294	$1,272	$2,207

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 152 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG Endeavor LLC		OSG Endurance LLC		OSG Enterprise LLC		OSG Financial Corp.		OSG Freedom LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$16	$371	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	23	23	10	10	-	-	-	-
Inventory	-	-	-	-	-	-	-	-	0	-
Prepaid expenses and other current assets	-	-	4	34	4	18	-	-	5	20
Total Current Assets	-	-	27	57	14	28	16	371	5	20
Vessels and other property, less accumulated depreciation	-	-	32,214	31,107	4,238	3,906	-	-	1,478	-
Deferred drydock expenditures, net	-	-	-	60	1,494	340	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	32,214	31,167	5,732	4,246	-	-	1,478	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	69	69	3,140	3,140	10,251	10,251	829	829
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	473
Other Assets	-	-	(30)	(23)	9	37	731	203	0	-
Total Assets	$-	$-	$32,280	$31,270	$8,895	$7,451	$10,999	$10,825	$2,312	$1,322

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	145	114	189	112	-	-	(7)	22
Total Current Liabilities Not Subject to Compromise	-	-	145	114	189	112	-	-	(7)	22

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	58	-	3,160	-	3,414	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	58	145	3,274	189	3,525	-	-	(7)	22

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	111	111	1	1	29	29	-	-	28	28
Pre-petition intercompany payables to other debtors	310	310	15,683	15,683	8,420	8,420	9,457	9,457	3,753	3,753
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	421	421	15,684	15,684	8,449	8,449	9,457	9,457	3,781	3,781

Total Liabilities	421	479	15,828	18,958	8,638	11,975	9,457	9,457	3,775	3,803
Equity:
Total Equity	(421)	(479)	16,452	12,312	257	(4,524)	1,541	1,368	(1,462)	(2,481)
Total Liabilities and Equity	$-	$-	$32,280	$31,270	$8,895	$7,451	$10,999	$10,825	$2,312	$1,322

See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 153 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG Honour LLC		OSG Independence LLC		OSG Intrepid LLC		OSG Liberty LLC		OSG Lightering LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$3,502	$10,410
Voyage receivables	-	-	-	-	-	-	-	-	8,284	14,927
Other receivables	16	16	14	14	13	12	-	-	9,798	2,604
Inventory	-	-	-	-	-	-	-	-	2,227	2,041
Prepaid expenses and other current assets	4	18	4	19	4	18	-	-	1,623	467
Total Current Assets	20	35	18	33	17	29	-	-	25,433	30,449
Vessels and other property, less accumulated depreciation	3,802	3,451	6,615	6,162	2,897	2,471	-	-	4,340	3,458
Deferred drydock expenditures, net	848	403	311	341	1,219	800	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	4,649	3,854	6,926	6,504	4,116	3,271	-	-	4,340	3,458
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	7,190	6,625
Goodwill	-	-	-	-	-	-	-	-	8,101	8,101
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2,458	2,458	246	246	2	2	9,493	9,493	127,232	127,232
Pre-petition Intercompany receivables from non-debtors	-	-	1	1	-	-	1	1	137,738	137,738
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	5,998	-	-	-	1	-	7,120
Other Assets	(3)	(2)	0	(1)	(8)	1	(9)	-	-	-
Total Assets	$7,124	$6,345	$7,191	$12,781	$4,126	$3,304	$9,485	$9,495	$310,035	$320,724

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	143	89	270	167	134	104	(1)	-	3,384	7,024
Total Current Liabilities Not Subject to Compromise	143	89	270	167	134	104	(1)	-	3,384	7,024

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	3,266	-	9,797	-	3,705	-	-	-	10,464
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	143	3,355	270	9,964	134	3,809	(1)	-	3,384	17,488

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	33	33	30	30	32	32	127,578	125,361
Pre-petition intercompany payables to other debtors	8,722	8,722	6,907	6,907	7,284	7,284	10,766	10,766	167,222	166,275
Other liabilities	-	-	-	-	-	-	-	-	(11)	813
Total Liabilities Subject to Compromise	8,753	8,753	6,940	6,941	7,314	7,314	10,799	10,799	294,790	292,450

Total Liabilities	8,896	12,108	7,210	16,904	7,447	11,123	10,798	10,799	298,174	309,938
Equity:
Total Equity	(1,772)	(5,763)	(19)	(4,124)	(3,321)	(7,819)	(1,313)	(1,304)	11,861	10,786
Total Liabilities and Equity	$7,124	$6,345	$7,191	$12,781	$4,126	$3,304	$9,485	$9,495	$310,035	$320,724

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 154 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG Lightering Acquisition Corporation		OSG Lightering Solutions LLC		OSG Mariner LLC		OSG Maritrans Parent LLC		OSG Navigator LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	-	-	18	18
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	-	-	4	17
Total Current Assets	-	-	-	-	-	-	-	-	21	35
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	2,853	2,437
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	587	40
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	3,440	2,477
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	606	528	-	-
Goodwill	-	-	1,567	1,567	-	-	-	-	-	-
Investments in subsidiaries	2,000	2,000	-	-	-	-	103,806	103,806	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	2,650	2,650	-	-	-	-	19	19
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	(4)	2
Total Assets	$2,000	$2,000	$4,216	$4,216	$-	$-	$104,411	$104,334	$3,476	$2,533

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	-	-	-	-	-	-	167	89
Total Current Liabilities Not Subject to Compromise	-	-	-	-	-	-	-	-	167	89

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	58	-	-	-	3,251
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	-	-	-	58	-	-	167	3,340

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	-	-	111	111	-	-	30	30
Pre-petition intercompany payables to other debtors	1,999	1,999	2,650	2,650	311	311	120,341	120,341	6,801	6,801
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	1,999	1,999	2,650	2,650	422	422	120,341	120,341	6,831	6,831

Total Liabilities	1,999	1,999	2,650	2,650	422	479	120,341	120,341	6,999	10,171
Equity:
Total Equity	1	1	1,567	1,567	(422)	(479)	(15,930)	(16,008)	(3,523)	(7,638)
Total Liabilities and Equity	$2,000	$2,000	$4,216	$4,216	$-	$(0)	$104,411	$104,334	$3,476	$2,533

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 155 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG New York, Inc.		OSG Product Tankers AVTC, LLC		OSG Product Tankers I, LLC		OSG Product Tankers II, LLC		OSG Product Tankers Member LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	5,178	1,865	-	-	-	-	-	-	-	-
Other receivables	-	11	-	-	-	-	-	-	-	-
Inventory	352	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	781	697	-	-	-	-	-	-	-	-
Total Current Assets	6,311	2,573	-	-	-	-	-	-	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	21,479	21,479	100	100	-	-	-	-	1	-
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	4,789	-	-	-	-	-	-	-	-
Other Assets	-	-	-	-	-	-	-	-	-	-
Total Assets	$28,090	$29,141	$100	$100	$-	$-	$-	$-	$1	$-

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	506	188	-	-	-	-	-	-	-	-
Total Current Liabilities Not Subject to Compromise	506	188	-	-	-	-	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	2,882	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	506	3,069	-	-	-	-	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	26,292	26,292	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to other debtors	10,719	10,719	-	-	8	8	8	8	1	-
Other liabilities	-	300	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	37,011	37,311	-	-	8	8	8	8	1	-

Total Liabilities	37,517	40,380	-	-	8	8	8	8	1	-
Equity:
Total Equity	(9,427)	(11,239)	100	100	(8)	(8)	(8)	(8)	-	-
Total Liabilities and Equity	$28,090	$29,141	$100	$100	$-	$-	$-	$-	$1	$-

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 156 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	OSG Product Tankers, LLC		OSG Quest LLC		OSG Seafarer LLC		OSG Ship Management, Inc.		OSG Valour LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$1,431	$641	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	-	-	-	-	-	-	1,773	1,364	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	-	-	2,832	2,362	-	-
Total Current Assets	-	-	-	-	-	-	6,036	4,367	-	-
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	12,623	5,203	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	12,623	5,203	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	139	139	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	64	64	1,000	1,000	193,029	207,365	1,163	1,163
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	993	943	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	-	-	0	-	(3,242)	-	-
Other Assets	-	-	-	-	-	-	117	386	-	-
Total Assets	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,161	$1,163	$1,163

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	4	-	-	-	9,813	17,897	-	-
Total Current Liabilities Not Subject to Compromise	-	-	4	-	-	-	9,813	17,897	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	37	-	-	-	17,985	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	528	526	-	-
Total Liabilities Not Subject to Compromise	-	-	4	37	-	-	10,341	36,408	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	140	140	27	27	328	328	-	-
Pre-petition intercompany payables to other debtors	16	16	61	61	343	343	369,019	369,019	1,075	1,075
Other liabilities	-	-	-	-	-	-	23,988	10,377	-	-
Total Liabilities Subject to Compromise	16	16	201	201	370	370	393,334	379,723	1,075	1,075

Total Liabilities	16	16	205	238	370	370	403,675	416,131	1,075	1,075
Equity:
Total Equity	(16)	(16)	(140)	(174)	631	631	(190,740)	(200,970)	88	88
Total Liabilities and Equity	$-	$-	$64	$64	$1,000	$1,001	$212,936	$215,161	$1,163	$1,163

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 157 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Overseas Allegiance Corporation		Overseas Anacortes LLC		Overseas Boston LLC		Overseas Diligence LLC		Overseas Galena Bay LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	13	-	-	(2)	-	-	-	-
Other receivables	-	-	28	37	21	116	137	-	276	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	450	855	448	853	-	-	-	-
Total Current Assets	-	-	492	892	468	966	137	-	276	-
Vessels and other property, less accumulated depreciation	-	-	274	162	171	60	-	-	-	-
Deferred drydock expenditures, net	-	-	4	630	606	661	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	279	792	776	721	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	2	2	42,388	42,388	40,291	40,291	311	311	4,465	4,465
Pre-petition Intercompany receivables from non-debtors	-	-	30	30	-	-	2	2	4	4
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	6,655	-	4,102	-	137	-	276
Other Assets	-	-	2,141	1,847	1,159	1,009	-	-	-	-
Total Assets	$2	$2	$45,329	$52,603	$42,695	$47,090	$451	$451	$4,744	$4,744

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	1,193	2,358	1,192	2,911	(0)	(0)	-	-
Total Current Liabilities Not Subject to Compromise	-	-	1,193	2,358	1,192	2,911	(0)	(0)	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	1,193	2,358	1,192	2,911	(0)	(0)	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	106	106	91	91	49	49	-	-
Pre-petition intercompany payables to other debtors	2	2	35,688	35,688	36,030	36,030	300	300	565	565
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	2	2	35,794	35,794	36,122	36,122	348	348	565	565

Total Liabilities	2	2	36,986	38,151	37,313	39,033	348	348	565	565
Equity:
Total Equity	0	0	8,343	14,452	5,382	8,057	103	103	4,179	4,179
Total Liabilities and Equity	$2	$2	$45,329	$52,603	$42,695	$47,090	$451	$451	$4,744	$4,744

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 158 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Overseas Houston LLC		Overseas Integrity LLC		Overseas Long Beach LLC		Overseas Los Angeles LLC		Overseas Martinez LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	2
Other receivables	289	22	8	-	307	50	358	39	34	38
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	357	789	-	-	357	694	360	694	447	853
Total Current Assets	646	811	8	-	664	744	719	733	482	893
Vessels and other property, less accumulated depreciation	143	39	-	-	164	44	167	70	345	187
Deferred drydock expenditures, net	2,793	2,060	-	-	2,195	1,517	2,489	1,574	-	637
Total Vessels, Deferred Drydock and Other Property	2,936	2,099	-	-	2,359	1,561	2,656	1,644	345	825
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	35,162	35,194	1,150	1,150	35,775	35,774	34,432	34,432	14,892	14,892
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	3	3	3	3	3	3
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,918	-	59	-	1,944	-	1,313	-	3,244
Other Assets	601	524	-	-	588	509	921	862	2,138	1,788
Total Assets	$39,345	$40,546	$1,157	$1,209	$39,388	$40,534	$38,730	$38,987	$17,860	$21,645

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	990	271	-	-	1,268	259	1,881	294	1,207	2,228
Total Current Liabilities Not Subject to Compromise	990	271	-	-	1,268	259	1,881	294	1,207	2,228

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	5,875	7,000	-	-	5,458	6,721	5,016	6,280	-	-
Total Liabilities Not Subject to Compromise	6,865	7,271	-	-	6,726	6,980	6,897	6,574	1,207	2,228

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	96	96	-	-	95	95	98	98	97	97
Pre-petition intercompany payables to other debtors	33,329	33,361	932	932	31,967	31,966	33,285	33,285	8,451	8,451
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	33,425	33,456	932	932	32,062	32,061	33,383	33,383	8,549	8,549

Total Liabilities	40,289	40,728	932	932	38,788	39,041	40,280	39,958	9,755	10,777
Equity:
Total Equity	(944)	(182)	225	277	600	1,494	(1,551)	(971)	8,104	10,868
Total Liabilities and Equity	$39,345	$40,546	$1,157	$1,209	$39,388	$40,534	$38,730	$38,987	$17,860	$21,645

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 159 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Overseas New Orleans LLC		Overseas New York LLC		Overseas Nikiski LLC		Overseas Perseverance Corporation		Overseas Philadelphia LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	-	-	-	-
Other receivables	211	-	119	28	30	32	-	-	211	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	357	698	448	853	-	-	-	-
Total Current Assets	211	-	476	726	477	884	-	-	211	-
Vessels and other property, less accumulated depreciation	-	-	51	27	244	70	-	-	-	-
Deferred drydock expenditures, net	-	-	209	1,794	891	391	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	260	1,821	1,134	461	-	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	3,717	3,717	35,303	35,303	39,256	39,256	383	383	596	596
Pre-petition Intercompany receivables from non-debtors	-	-	6,190	6,190	-	-	-	-	2	2
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	195	-	-	-	4,013	-	-	-	273
Other Assets	-	-	1,189	990	1,246	1,027	-	-	66	1
Total Assets	$3,928	$3,913	$43,418	$45,031	$42,113	$45,641	$383	$383	$875	$872

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	11	-	1,043	450	1,239	2,032	-	-	-	-
Total Current Liabilities Not Subject to Compromise	11	-	1,043	450	1,239	2,032	-	-	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	945	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	4,570	5,833	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	11	-	5,613	7,228	1,239	2,032	-	-	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	28	28	95	95	91	91	-	-	-	-
Pre-petition intercompany payables to other debtors	459	459	36,723	36,723	35,177	35,177	378	378	940	940
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	488	488	36,818	36,818	35,268	35,268	378	378	940	940

Total Liabilities	498	488	42,430	44,046	36,507	37,300	378	378	940	940
Equity:
Total Equity	3,430	3,425	987	985	5,606	8,341	4	4	(65)	(68)
Total Liabilities and Equity	$3,928	$3,913	$43,418	$45,031	$42,113	$45,641	$383	$383	$875	$872

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 160 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Overseas Puget Sound LLC		Overseas Sea Swift Corporation		Overseas Shipping (GR) Ltd.		Overseas ST Holding LLC		Overseas Tampa LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	-	-	-	-	211	-	10	3
Other receivables	222	-	-	-	-	-	188	155	51	27
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	-	-	7	-	36	245	443	873
Total Current Assets	222	-	-	-	7	-	436	400	504	902
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	244,259	232,394	219	189
Deferred drydock expenditures, net	-	-	-	-	-	-	235	560	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	244,494	232,953	219	189
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	432,794	471,451	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	10,663	10,663	9	9	370,028	370,028	96,424	96,424	4,190	4,190
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	314,966	314,966	6	6	5	5
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	194	-	-	-	-	-	38,957	-	4,390
Other Assets	-	-	-	-	-	-	88	132	3,469	5,828
Total Assets	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$368,872	$8,387	$15,504

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	18	-	-	-	5	-	3,003	661	1,186	2,258
Total Current Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	661	1,186	2,258

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	18	-	-	-	5	-	3,003	661	1,186	2,258

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	31	31	-	-	5,976	5,975	110	110	-	-
Pre-petition intercompany payables to other debtors	6,220	6,220	7	7	45	45	158,460	158,460	6,866	6,866
Other liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Subject to Compromise	6,251	6,251	7	7	6,021	6,021	158,570	158,570	6,866	6,866

Total Liabilities	6,269	6,251	7	7	6,025	6,021	161,573	159,231	8,052	9,124
Equity:
Total Equity	4,616	4,607	2	2	1,111,770	1,150,424	179,876	209,641	334	6,380
Total Liabilities and Equity	$10,885	$10,857	$9	$9	$1,117,796	$1,156,444	$341,448	$368,872	$8,387	$15,504

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 161 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Overseas Texas City LLC		Pearlmar Limited		Petromar Limited		Pisces Tanker Corporation		Polaris Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	2,457	2,721	1,407	1,487	1,982	50	1,168	25
Other receivables	(30)	60	21	3	10	16	-	345	(5)	553
Inventory	-	-	-	-	421	561	248	-	359	-
Prepaid expenses and other current assets	358	697	29	64	27	49	282	-	282	-
Total Current Assets	328	756	2,507	2,788	1,865	2,112	2,512	395	1,804	578
Vessels and other property, less accumulated depreciation	9	7	35,337	32,806	24,544	9,033	-	-	-	-
Deferred drydock expenditures, net	309	2,179	1,450	1,037	1,497	1,041	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	318	2,186	36,787	33,843	26,041	10,074	-	-	-	-
Investments in Affiliated Companies	-	-	440	440	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	41,721	41,721	32,776	32,776	13,809	13,809	20,752	20,752	21,287	21,287
Pre-petition Intercompany receivables from non-debtors	-	-	5,550	5,550	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	6,922	-	3,833	-	1,292	-	1,218	-	230
Other Assets	1,584	1,329	-	(2)	(40)	19	(1)	-	(3)	-
Total Assets	$43,952	$52,915	$78,059	$79,227	$41,675	$27,305	$23,264	$22,365	$23,088	$22,094

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	1,050	2,594	373	409	67	1,112	84	1	438	6
Total Current Liabilities Not Subject to Compromise	1,050	2,594	373	409	67	1,112	84	1	438	6

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	4,079	5,342	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	5,129	7,937	373	409	67	1,112	84	1	438	6

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	98	98	6,226	6,226	14,353	14,353	24,007	24,007	24,709	24,709
Pre-petition intercompany payables to other debtors	29,053	29,053	31,100	31,100	166	166	162	162	741	741
Other liabilities	-	-	-	-	-	-	-	5,816	-	5,565
Total Liabilities Subject to Compromise	29,152	29,152	37,326	37,326	14,519	14,519	24,168	29,985	25,450	31,015

Total Liabilities	34,280	37,088	37,700	37,736	14,586	15,631	24,252	29,986	25,888	31,021
Equity:
Total Equity	9,671	15,826	40,360	41,492	27,089	11,674	(989)	(7,621)	(2,800)	(8,927)
Total Liabilities and Equity	$43,952	$52,915	$78,059	$79,227	$41,675	$27,305	$23,264	$22,365	$23,088	$22,094

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 162 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Queens Product Tanker Corporation		Reymar Limited		Rich Tanker Corporation		Rimar Chartering Corporation		Rosalyn Tanker Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	418	-	2,373	3,698	2,779	1,844	598	359	3,110	4,039
Other receivables	11	-	(7)	207	9	-	53	13	21	25
Inventory	658	-	-	-	-	516	192	-	-	-
Prepaid expenses and other current assets	34	-	29	70	243	179	303	13	75	144
Total Current Assets	1,122	-	2,395	3,976	3,031	2,539	1,147	384	3,206	4,208
Vessels and other property, less accumulated depreciation	-	-	37,449	35,102	-	-	269	-	51,807	50,522
Deferred drydock expenditures, net	-	-	331	82	-	-	387	-	73	1,996
Total Vessels, Deferred Drydock and Other Property	-	-	37,780	35,184	-	-	656	-	51,879	52,517
Investments in Affiliated Companies	-	-	414	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	4,141	4,141	26,868	26,868	15,814	15,814	52,488	52,488	10,179	9,923
Pre-petition Intercompany receivables from non-debtors	47,372	47,372	11,856	11,856	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	631	-	2,534	-	853	-	-	-	-
Other Assets	3	-	(33)	9	-	-	(96)	(2)	(23)	(2)
Total Assets	$52,639	$52,145	$79,279	$80,426	$18,845	$19,206	$54,195	$52,870	$65,241	$66,646

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	431	1	59	669	367	859	350	262	301	77
Total Current Liabilities Not Subject to Compromise	431	1	59	669	367	859	350	262	301	77

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	585
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	1,899	-	1,941
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	4,284	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	431	1	59	669	878	859	4,633	2,161	301	2,603

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,799	23,799	2,567	2,567	19,532	19,532	27,292	27,292	6,406	6,406
Pre-petition intercompany payables to other debtors	47,711	47,711	30,609	30,609	11	11	30,274	30,274	1	1
Other liabilities	-	0	-	-	-	2,967	-	10,681	-	-
Total Liabilities Subject to Compromise	71,510	71,510	33,177	33,177	19,542	22,510	57,566	68,247	6,407	6,407

Total Liabilities	71,941	71,511	33,236	33,846	20,420	23,369	62,199	70,408	6,707	9,010
Equity:
Total Equity	(19,302)	(19,366)	46,044	46,580	(1,576)	(4,163)	(8,004)	(17,538)	58,534	57,637
Total Liabilities and Equity	$52,639	$52,145	$79,279	$80,426	$18,845	$19,206	$54,195	$52,870	$65,241	$66,646

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 163 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Rosemar Limited		Rubymar Limited		Sakura Transport Corp.		Samar Product Tanker Corporation		Santorini Tanker LLC
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	24	2	66	452	2,925	3,548	226	-	364	2,279
Other receivables	11	(53)	445	445	61	199	33	(20)	-	365
Inventory	-	-	-	-	-	-	-	-	486	649
Prepaid expenses and other current assets	34	61	2	1	94	147	30	71	119	50
Total Current Assets	69	10	513	898	3,080	3,894	289	51	969	3,343
Vessels and other property, less accumulated depreciation	35,909	33,391	34,354	31,986	47,915	44,697	55,715	53,252	47,696	45,539
Deferred drydock expenditures, net	1,270	1,132	1,392	1,073	1,970	1,342	-	-	-	49
Total Vessels, Deferred Drydock and Other Property	37,179	34,523	35,746	33,059	49,885	46,039	55,715	53,252	47,696	45,588
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	25,954	25,954	39,950	39,950	9,838	9,838	1,349	1,349	47,700	47,700
Pre-petition Intercompany receivables from non-debtors	-	-	18	18	0	0	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	1,883	-	3,523	-	1,288	-	2,665	-	4,704
Other Assets	(38)	(1)	-	-	(33)	(34)	(3)	-	-	-
Total Assets	$63,163	$62,369	$76,226	$77,448	$62,770	$61,026	$57,350	$57,317	$96,365	$101,335

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	247	779	652	1,103	260	630	438	67	30	1,119
Total Current Liabilities Not Subject to Compromise	247	779	652	1,103	260	630	438	67	30	1,119

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	122	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	381	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	247	779	652	1,103	260	630	438	570	30	1,119

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	6,632	6,632	4,148	4,148	8,952	8,952	15,238	15,238	1	1
Pre-petition intercompany payables to other debtors	18,287	18,287	26,155	26,155	-	-	284	284	74,363	74,363
Other liabilities	-	-	-	-	-	-	41,435	40,952	-	-
Total Liabilities Subject to Compromise	24,919	24,919	30,303	30,303	8,952	8,952	56,956	56,474	74,364	74,364

Total Liabilities	25,166	25,699	30,955	31,406	9,212	9,582	57,394	57,044	74,394	75,483
Equity:
Total Equity	37,996	36,670	45,271	46,042	53,559	51,444	(44)	273	21,971	25,852
Total Liabilities and Equity	$63,163	$62,369	$76,226	$77,448	$62,770	$61,026	$57,350	$57,317	$96,365	$101,335

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 164 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Serifos Tanker Corporation		Seventh Aframax Tanker Corporation		Shirley Tanker SRL		Sifnos Tanker Corporation		Silvermar Limited
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$10	$1	$-	$-	$-	$-
Voyage receivables	1,537	1,151	1,417	1,360	1,727	1,540	1,549	1,229	2,047	2,696
Other receivables	(4)	(5)	16	70	10	8	3	(32)	(16)	(13)
Inventory	-	333	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	240	253	47	86	23	97	240	265	29	62
Total Current Assets	1,773	1,732	1,480	1,516	1,770	1,645	1,792	1,462	2,061	2,746
Vessels and other property, less accumulated depreciation	935	735	22,496	21,127	42,556	38,893	1,040	829	34,297	31,914
Deferred drydock expenditures, net	4	122	1,887	1,349	1,389	1,074	(0)	921	1,564	1,564
Total Vessels, Deferred Drydock and Other Property	938	857	24,384	22,476	43,945	39,967	1,040	1,750	35,861	33,478
Investments in Affiliated Companies	-	-	-	-	-	-	-	300	703	703
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	875	875	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	5,941	5,941	9,979	9,979	10,555	10,555	5,840	5,840	17,433	17,433
Pre-petition Intercompany receivables from non-debtors	0	0	1	1	-	-	-	-	0	0
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	1,052	-	-	-	-	-	3,518
Other Assets	10	(9)	66	119	(37)	(11)	15	(26)	(12)	(5)
Total Assets	$8,663	$8,522	$35,909	$35,143	$57,109	$53,031	$8,687	$9,326	$56,046	$57,873

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	45	287	220	72	1,282	183	44	47	57	396
Total Current Liabilities Not Subject to Compromise	45	287	220	72	1,282	183	44	47	57	396

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	649	-	-	-	-
Post-petition intercompany payables to other debtors	-	272	-	-	-	504	-	1,351	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	45	559	220	72	1,282	1,337	44	1,398	57	396

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	6,111	6,111	-	-	-	-
Pre-petition intercompany payables to non-debtors	11,875	11,875	34,974	34,973	19,866	19,877	12,130	12,130	5,014	5,014
Pre-petition intercompany payables to other debtors	8	8	16	16	38	38	0	0	9,736	9,736
Other liabilities	-	15,088	-	0	36,851	36,501	-	13,781	-	-
Total Liabilities Subject to Compromise	11,884	26,972	34,990	34,989	62,866	62,526	12,130	25,911	14,750	14,750

Total Liabilities	11,929	27,531	35,210	35,061	64,147	63,863	12,174	27,310	14,807	15,146
Equity:
Total Equity	(3,266)	(19,009)	699	81	(7,038)	(10,832)	(3,487)	(17,983)	41,238	42,728
Total Liabilities and Equity	$8,663	$8,522	$35,909	$35,143	$57,109	$53,031	$8,687	$9,326	$56,046	$57,873

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 165 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Sixth Aframax Tanker Corporation		Skopelos Product Tanker Corporation		Star Chartering Corporation		Suezmax International Agencies, Inc.		Talara Chartering Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	459	1,241	1,715	2,314	19	9	14,133	2,326	1,692	23
Other receivables	6	1	33	(14)	-	-	522	491	26	566
Inventory	-	-	598	240	-	-	-	1,137	-	-
Prepaid expenses and other current assets	41	75	220	63	241	460	1,416	2	639	(0)
Total Current Assets	506	1,316	2,565	2,604	260	469	16,071	3,957	2,357	588
Vessels and other property, less accumulated depreciation	21,356	20,012	32,130	30,661	-	-	-	-	1,068	-
Deferred drydock expenditures, net	1,279	948	(2)	16	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	22,635	20,960	32,128	30,677	-	-	-	-	1,068	-
Investments in Affiliated Companies	-	-	-	-	-	-	2,864	-	542	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	8,513	8,105	19,977	19,977	8,855	8,855	35,592	35,592	11,095	11,095
Pre-petition Intercompany receivables from non-debtors	-	-	2	2	-	-	486	486	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	660	-	3,160	-	-	-	9,815	-	1,456
Other Assets	37	67	-	(27)	-	-	-	-	(20)	-
Total Assets	$31,690	$31,109	$54,673	$56,393	$9,116	$9,325	$55,012	$49,849	$15,042	$13,139

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	743	365	148	401	240	460	616	584	53	194
Total Current Liabilities Not Subject to Compromise	743	365	148	401	240	460	616	584	53	194

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	27	-	540	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	633	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	563	-	-	-
Total Liabilities Not Subject to Compromise	743	365	148	401	240	487	1,179	1,124	686	194

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	978	-	-	-
Pre-petition intercompany payables to non-debtors	5,769	5,769	17,088	17,088	8,852	8,852	54,430	54,430	21,873	21,873
Pre-petition intercompany payables to other debtors	80	80	7	7	-	-	2,592	2,592	1	1
Other liabilities	-	-	-	-	-	-	-	-	-	35,588
Total Liabilities Subject to Compromise	5,849	5,849	17,095	17,095	8,852	8,852	58,000	57,022	21,874	57,462

Total Liabilities	6,592	6,214	17,243	17,495	9,091	9,339	59,179	58,146	22,560	57,656
Equity:
Total Equity	25,098	24,895	37,429	38,898	24	(14)	(4,167)	(8,297)	(7,518)	(44,517)
Total Liabilities and Equity	$31,690	$31,109	$54,673	$56,393	$9,116	$9,325	$55,012	$49,849	$15,042	$13,139

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 166 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Third United Shipping Corporation		Tokyo Transport Corp.		Transbulk Carriers, Inc.		Troy Chartering Corporation		Troy Product Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	-	-	3,339	4,406	-	-	173	(8)	-	-
Other receivables	-	-	18	38	-	-	13	30	-	-
Inventory	-	-	-	-	-	-	-	-	-	-
Prepaid expenses and other current assets	-	-	92	154	-	-	344	(3)	-	-
Total Current Assets	-	-	3,449	4,599	-	-	531	19	-	-
Vessels and other property, less accumulated depreciation	-	-	50,753	47,617	-	-	1,101	-	-	-
Deferred drydock expenditures, net	-	-	1,950	1,416	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	52,703	49,034	-	-	1,101	-	-	-
Investments in Affiliated Companies	-	-	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	105,125	105,125	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	-	-	10,324	10,324	295	295	30,356	30,356	58,765	58,765
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	-	-	2,382	-	-	-	-	-	-
Other Assets	-	-	(6)	(5)	-	-	(35)	-	-	-
Total Assets	$105,125	$105,125	$66,470	$66,333	$295	$295	$31,953	$30,375	$58,765	$58,765

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	326	203	-	-	68	508	-	-
Total Current Liabilities Not Subject to Compromise	-	-	326	203	-	-	68	508	-	-

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	134	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	708	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	-	-	-	-	-	-	-	-
Total Liabilities Not Subject to Compromise	-	-	326	203	-	-	776	642	-	-

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	-	-	8,479	8,479	-	-	42,724	42,724	58,345	58,345
Pre-petition intercompany payables to other debtors	-	-	16	16	211	211	4,372	4,372	-	-
Other liabilities	-	-	-	-	-	-	-	36,729	-	-
Total Liabilities Subject to Compromise	-	-	8,494	8,495	211	211	47,096	83,825	58,345	58,345

Total Liabilities	-	-	8,821	8,698	211	211	47,872	84,467	58,345	58,345
Equity:
Total Equity	105,125	105,125	57,649	57,635	85	85	(15,919)	(54,092)	420	420
Total Liabilities and Equity	$105,125	$105,125	$66,470	$66,333	$295	$295	$31,953	$30,375	$58,765	$58,765

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 167 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Urban Tanker Corporation		Vega Tanker Corporation		View Tanker Corporation		Vivian Tankships Corporation		Vulpecula Chartering Corporation
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Voyage receivables	1,574	1,235	-	-	2,869	1,760	-	-	753	45
Other receivables	-	-	13	(1)	-	8	-	-	2	400
Inventory	-	-	-	-	-	646	-	-	169	-
Prepaid expenses and other current assets	243	211	-	-	186	339	-	-	272	1
Total Current Assets	1,817	1,445	13	(1)	3,055	2,754	-	-	1,196	446
Vessels and other property, less accumulated depreciation	-	-	-	-	-	-	-	-	-	-
Deferred drydock expenditures, net	-	-	-	-	-	-	-	-	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	-	-	-	-	-	-	-	-
Investments in Affiliated Companies	300	300	-	-	-	-	-	-	-	-
Intangible Assets, less accumulated amortization	-	-	-	-	-	-	-	-	-	-
Goodwill	-	-	-	-	-	-	-	-	-	-
Investments in subsidiaries	-	-	-	-	-	-	-	-	-	-
Intercompany loans receivable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany receivables from debtors	19,341	19,341	5,080	5,080	7,323	7,323	21,117	21,117	24,373	24,373
Pre-petition Intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	188	188
Post-petition intercompany receivables from non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition Intercompany receivables from debtors	-	824	-	-	-	758	-	-	-	250
Other Assets	(9)	-	87	-	54	54	-	-	-	-
Total Assets	$21,448	$21,910	$5,179	$5,079	$10,432	$10,888	$21,117	$21,117	$25,757	$25,257

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	27	3	20	-	764	740	-	-	549	36
Total Current Liabilities Not Subject to Compromise	27	3	20	-	764	740	-	-	549	36

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to non-debtors	-	-	-	-	-	-	-	-	-	-
Post-petition intercompany payables to other debtors	-	-	-	-	-	-	-	-	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	-	-	-	-	-	-	-	-
Deferred Income Taxes and Other Liabilities	500	-	-	-	511	-	-	-	-	-
Total Liabilities Not Subject to Compromise	526	3	20	-	1,275	740	-	-	549	36

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	-	-	-	-	-	-	-	-
Pre-petition intercompany payables to non-debtors	23,602	23,602	9	9	11,439	11,439	-	-	24,937	24,937
Pre-petition intercompany payables to other debtors	3	3	2,127	2,127	1	1	14,490	14,490	681	681
Other liabilities	-	4,870	-	-	-	3,937	-	-	-	4,350
Total Liabilities Subject to Compromise	23,604	28,474	2,136	2,136	11,440	15,377	14,490	14,490	25,618	29,968

Total Liabilities	24,131	28,477	2,156	2,136	12,715	16,117	14,490	14,490	26,167	30,005
Equity:
Total Equity	(2,683)	(6,567)	3,023	2,943	(2,283)	(5,229)	6,627	6,627	(410)	(4,748)
Total Liabilities and Equity	$21,448	$21,910	$5,179	$5,079	$10,432	$10,888	$21,117	$21,117	$25,757	$25,257

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 168 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Wind Aframax Tanker Corporation		Combined Debtors		Eliminations		Consolidated Debtors		Total Non-debtors
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$398,725	$585,907	$-	$-	$398,725	$585,907	$79,248	$16,019
Voyage receivables	-	-	168,830	147,107	-	-	168,830	147,107	2,923	857
Other receivables	10	-	48,974	16,040	-	(13,085)	48,974	2,955	10,321	6,968
Inventory	-	-	14,150	16,884	-	-	14,150	16,884	-	-
Prepaid expenses and other current assets	-	-	46,596	27,808	-	-	46,596	27,808	40	321
Total Current Assets	10	-	677,274	793,746	-	(13,085)	677,274	780,661	92,533	24,166
Vessels and other property, less accumulated depreciation	-	-	3,147,915	2,737,316	1	2	3,147,915	2,737,318	(12,092)	(11,527)
Deferred drydock expenditures, net	-	-	73,898	57,248	-	-	73,898	57,248	-	-
Total Vessels, Deferred Drydock and Other Property	-	-	3,221,813	2,794,565	1	2	3,221,813	2,794,566	(12,092)	(11,527)
Investments in Affiliated Companies	-	-	247,664	323,327	-	-	247,664	323,327	300	-
Intangible Assets, less accumulated amortization	-	-	72,413	66,569	-	-	72,413	66,569	242	222
Goodwill	-	-	9,668	9,668	-	-	9,668	9,668	(79)	(79)
Investments in subsidiaries	-	-	5,432,119	5,470,783	(5,284,205)	(5,322,862)	147,914	147,921	-	-
Intercompany loans receivable and accrued interest	-	-	448,108	412,265	(359,840)	(380,678)	88,268	31,588	16,484	16,318
Pre-petition intercompany receivables from debtors	51	51	5,843,696	5,878,291	(5,843,696)	(5,878,291)	-	-	2,142,541	2,136,842
Pre-petition Intercompany receivables from non-debtors	-	-	2,233,518	2,244,406	-	-	2,233,518	2,244,406	-	-
Post-petition intercompany receivables from non-debtors	-	-	-	15,819	-	-	-	15,819	-	533
Post-petition Intercompany receivables from debtors	-	-	-	606,094	-	(606,094)	-	-	-	46,314
Other Assets	-	-	16,704	26,865	30	29	16,734	26,894	(271)	3,674
Total Assets	$61	$51	$18,202,977	$18,642,398	$(11,487,710)	$(12,200,978)	$6,715,267	$6,441,420	$2,239,657	$2,216,464

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	0	-	73,627	399,380	62	(13,023)	73,689	386,359	19,478	35,567
Total Current Liabilities Not Subject to Compromise	0	-	73,627	399,380	62	(13,023)	73,689	386,359	19,478	35,567

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	-	-	-	146,816	-	(146,816)	-	-	88,268	31,588
Post-petition intercompany payables to non-debtors	-	-	-	46,314	-	-	-	46,315	-	533
Post-petition intercompany payables to other debtors	-	-	-	606,094	-	(606,094)	-	-	2,233,518	2,260,225
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-	-	-	5,457	-	-	-
Deferred Income Taxes and Other Liabilities	-	-	752,534	380,226	-	-	752,534	380,226	6,201	8,971
Total Liabilities Not Subject to Compromise	0	-	831,618	1,578,831	62	(765,932)	831,680	812,900	2,347,466	2,336,884

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	-	-	376,324	250,180	(359,840)	(233,862)	16,484	16,318	-	-
Pre-petition intercompany payables to non-debtors	-	-	2,142,541	2,136,842	-	-	2,142,541	2,136,842	-	-
Pre-petition intercompany payables to other debtors	-	-	5,843,696	5,878,291	(5,843,696)	(5,878,291)	-	(0)	-	-
Other liabilities	-	-	2,623,588	2,883,639	-	(1)	2,623,588	2,883,638	-	-
Total Liabilities Subject to Compromise	-	-	10,986,149	11,148,952	(6,203,536)	(6,112,154)	4,782,613	5,036,798	-	-

Total Liabilities	0	-	11,817,768	12,727,783	(6,203,474)	(6,878,086)	5,614,294	5,849,698	2,347,466	2,336,884
Equity:
Total Equity	61	51	6,385,210	5,914,615	(5,284,236)	(5,322,893)	1,100,973	591,723	(107,809)	(120,419)
Total Liabilities and Equity	$61	$51	$18,202,977	$18,642,398	$(11,487,710)	$(12,200,979)	$6,715,267	$6,441,420	$2,239,657	$2,216,464

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 169 of 170

Appendix C

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidating Balance Sheets

As of November 13, 2012 and December 31, 2013

	Eliminations		Consolidated Overseas Shipholding Group, Inc.
($000s)	November 13, 2012	December 31, 2013	November 13, 2012	December 31, 2013
ASSETS
Current Assets:
Cash and cash equivalents	$-	$-	$477,973	$601,927
Voyage receivables	-	-	171,753	147,963
Other receivables	-	-	59,295	9,923
Inventory	-	-	14,150	16,884
Prepaid expenses and other current assets	-	-	46,636	28,128
Total Current Assets	-	-	769,807	804,825
Vessels and other property, less accumulated depreciation	-	-	3,135,823	2,725,791
Deferred drydock expenditures, net	-	-	73,898	57,248
Total Vessels, Deferred Drydock and Other Property	-	-	3,209,721	2,783,039
Investments in Affiliated Companies	-	-	247,964	323,327
Intangible Assets, less accumulated amortization	-	-	72,655	66,792
Goodwill	-	-	9,589	9,589
Investments in subsidiaries	(147,914)	(147,921)	-	-
Intercompany loans receivable and accrued interest	(104,752)	(47,905)	-	(0)
Pre-petition intercompany receivables from debtors	(2,142,541)	(2,136,842)	-	-
Pre-petition Intercompany receivables from non-debtors	(2,233,518)	(2,244,406)	-	-
Post-petition intercompany receivables from non-debtors	-	(16,352)	-	-
Post-petition Intercompany receivables from debtors	-	(46,314)	-	-
Other Assets	-	-	16,464	30,570
Total Assets	$(4,628,725)	$(4,639,741)	$4,326,200	$4,018,142

LIABILITIES AND EQUITY
Current Liabilities Not Subject to Compromise:
Accounts payable, accrued expenses and other current liabilities	-	-	93,170	421,925
Total Current Liabilities Not Subject to Compromise	-	-	93,170	421,925

Noncurrent Liabilities Not Subject to Compromise:
Intercompany loans payable and accrued interest	(88,268)	(31,588)	-	-
Post-petition intercompany payables to non-debtors	-	(46,849)	-	-
Post-petition intercompany payables to other debtors	(2,233,518)	(2,260,225)	-	-
Deferred Gain/(loss) on Sale and Leaseback of Vessels	-	-	5,457	-
Deferred Income Taxes and Other Liabilities	-	-	758,736	389,198
Total Liabilities Not Subject to Compromise	(2,321,786)	(2,338,661)	857,363	811,123

Liabilities Subject to Compromise:
Pre-petition intercompany loans payable and accrued interest	(16,484)	(16,318)	-	-
Pre-petition intercompany payables to non-debtors	(2,142,541)	(2,136,842)	-	-
Pre-petition intercompany payables to other debtors	-	0	-	-
Other liabilities	-	-	2,623,588	2,883,638
Total Liabilities Subject to Compromise	(2,159,025)	(2,153,160)	2,623,588	2,883,638

Total Liabilities	(4,480,811)	(4,491,821)	3,480,951	3,694,761
Equity:
Total Equity	(147,914)	(147,921)	845,249	323,381
Total Liabilities and Equity	$(4,628,725)	$(4,639,742)	$4,326,200	$4,018,142

Preliminary and Unaudited	See Notes to Unaudited Condensed Consolidating Statements of Operations and Balance Sheets	Page 170 of 170